UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Income Funds

(formerly First American Taxable Income Funds)

For investors seeking attractive income and portfolio diversification potential.

Annual Report

June 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Core Bond Fund	FAFIX	FFIBX	FFAIX	FFISX	FFIIX
Nuveen High Income Bond Fund	FJSIX	FJSBX	FCSIX	FANSX	FJSYX
Nuveen Inflation Protected Securities Fund	FAIPX	—	FCIPX	FRIPX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	—	FYGCX	FYGRX	FYGYX
Nuveen Intermediate Term Bond Fund	FAIIX	—	NTIBX	—	FINIX
Nuveen Short Term Bond Fund	FALTX	—	FBSCX	—	FLTIX
Nuveen Total Return Bond Fund	FCDDX	FCBBX	FCBCX	FABSX	FCBYX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent Standard & Poor’s ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 23, 2011

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

Nuveen Core Bond Fund

(formerly known as First American Core Bond Fund)

Nuveen High Income Bond Fund

(formerly known as First American High Income Bond Fund)

Nuveen Inflation Protected Securities Fund

(formerly known as First American Inflation Protected Securities Fund)

Nuveen Intermediate Government Bond Fund

(formerly known as First American Intermediate Government Bond Fund)

Nuveen Intermediate Term Bond Fund

(formerly known as First American Intermediate Term Bond Fund)

Nuveen Short Term Bond Fund

(formerly known as First American Short Term Bond Fund)

Nuveen Total Return Bond Fund

(formerly known as First American Total Return Bond Fund)

These Funds, all former First American taxable income funds, are now managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Chris Neuharth, CFA, who has 30 years of investment experience, has managed the Nuveen Core Bond Fund since 2006. Timothy Palmer, CFA, with 25 years of investment experience, Wan-Chong Kung, CFA, with 27 years of financial experience, and Jeffrey Ebert, with 20 years of financial experience, have been part of the management team for the Fund since 2003, 2001, and 2005, respectively.

John Fruit, CFA, who has 23 years of investment experience, has managed the Nuveen High Income Bond Fund since 2006. Jeffrey Schmitz, CFA, with 24 years of investment experience, has been part of the management team for the Fund since 2008.

Wan-Chong Kung, CFA, has managed the Nuveen Inflation Protected Securities Fund since its inception in 2004. Effective October 28, 2010, Chad Kemper, with 12 years of investment experience, joined the Fund as a co-portfolio manager.

Wan-Chong Kung, CFA, has managed the Nuveen Intermediate Government Bond Fund and the Nuveen Intermediate Term Bond Fund since 2002. Chris Neuharth, CFA, and Jason O’Brien, CFA, with 18 years of investment experience, have been on the Intermediate Government Bond Fund’s management team since 2009. Jeffrey Ebert has served on the Intermediate Term Bond Fund’s management team since 2000.

Chris Neuharth, CFA, has been a co-portfolio manager of the Nuveen Short Term Bond Fund since 2004. Peter Agrimson, CFA, with six years of investment experience, joined the Fund as a co-portfolio manager on January 1, 2011.

Nuveen Investments	5

Timothy Palmer, CFA, has been the lead manager of the Nuveen Total Return Bond Fund since 2005. Jeffrey Ebert has been on the management team since 2000. Marie Newcome, CFA, with 19 years of investment experience, joined the Fund as a co-portfolio manager in January 2011.

Here the portfolio management teams for the Funds examine economic and bond market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended June 30, 2011.

What factors affected the U.S. economic and fixed income market environments during the twelve-month reporting period ended June 30, 2011?

Global economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short lived as renewed weakness in housing and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in the U.S. and many areas around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2011 meeting, the central bank downgraded growth estimates for the year while reaffirming that it anticipated keeping the fed funds rate at “exceptionally low levels” for an “extended period.”

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did one year earlier. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Italy, Portugal and Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.2% in June 2011, the fourth monthly increase in a row and just slightly lower than one year earlier. Also, the overall housing market continued to flounder, weighed down by a backlog of distressed properties on the market and falling prices. For the twelve months ended May 2011 (the most recent data available at the time this report was prepared), property values in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas fell 4.5% from one year ago. U.S. gross domestic product (GDP), the broadest measure of the nation’s economic health, was revised downward to an anemic 0.4% annual growth rate for the first quarter of 2011 and estimated to be 1.3% for the second quarter, according to the Commerce Department.

The high level of uncertainty throughout the twelve-month period resulted in a schizophrenic investor appetite for risk. Volatility was high as the inability of Wall Street firms to buy assets for their own balance sheets contributed to swings in valuations. Virtually all non-government sectors of the market enjoyed strong performance from late

6	Nuveen Investments

2010 through the first quarter of 2011, as the liquidity provided by the Fed’s balance sheet expansion emboldened investor risk tolerance, causing a strong run in both equities and riskier fixed-income securities. This powerful positive technical rally came to an abrupt halt midway through the second quarter of 2011 as investors increasingly worried about a tightening of monetary policy in emerging markets, a Greek default, U.S. budget woes and a downshift in global growth. Despite second quarter’s give-back in relative performance, non-government bonds outperformed significantly overall for the reporting period, with sectors such as investment-grade corporate debt, high-yield corporate debt and commercial mortgage-backed securities (CMBS) beating U.S. Treasuries by considerable amounts.

The high-yield market, in particular, benefited from its high coupon levels in a low-interest rate market, leading to strong investor demand and record fund inflows into the asset class. Also, default rates continued to decrease as measured by Moody’s speculative-grade default rate, which finished the fiscal year at 2.2%, down from 6.4% a year ago. Across the high-yield sector, CCC-rated bonds were the best performers among the various quality tiers, returning 18.5% over the twelve-month period.

In the U.S. Treasury market, short and intermediate rates remained at historically low levels, falling even further during the fiscal year. For example, yields on one-year Treasury bills began the period at 0.32% and ended at 0.19%, while five-year Treasury notes went from 1.80% to 1.76%. Rates on longer term Treasury securities rose slightly over the year. For the majority of the period, U.S. Treasury Inflation-Protected Securities (TIPS) outpaced nominal Treasuries, particularly in the shorter maturity ranges, as stronger growth prospects, the rapid rise in energy prices and the expected flow-through of these prices to the consumer price index (CPI) fueled investors’ appetite for inflation protection. However, the TIPS market experienced somewhat of a reversal in performance in the second quarter of 2011 as inflation expectations lowered due to weaker-than-expected economic data, falling energy prices and an anticipated downturn in seasonal CPI reports.

How did the Funds perform during the twelve-month period ended June 30, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year, ten-year and since inception periods ending June 30, 2011. Each Fund’s returns are compared with the performance of the appropriate Barclays Capital bond index and Lipper peer fund category average.

What strategies were used to manage the Funds during the twelve-month reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the portfolios, as well as market conditions. We use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. Going into the reporting period, we were generally comfortable with the Funds’ positioning and saw little need to make large-scale shifts to the Funds’ weightings.

Nuveen Investments	7

The Funds also invested in various derivative instruments to manage foreign currency exposure, duration and yield curve, to manage views of volatility, to hedge against changes in rate spreads and to increase credit exposure. (Refer to the Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on the derivative instruments each Fund invested during this reporting period.)

Nuveen Core Bond Fund (formerly known as First American Core Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Category Average for the twelve-month period ended June 30, 2011. The majority of the Fund’s outperformance was driven by our sector positioning, specifically our overweights to investment-grade corporate bonds, CMBS and high-yield corporate bonds. We overweighted these sectors because of our view that the economy would recover to expand at a modest pace and that corporate credit fundamentals would continue to be extremely supportive of valuations within the sector. Furthermore, we anticipated that the Fed’s balance sheet expansion would be successful in moving cash off the sidelines and into riskier asset classes. Therefore, we increased the Fund’s overall risk level by adding exposure to both new-issue CMBS and high-yield corporates. These sectors were the strongest U.S. fixed-income performers during the reporting period.

We believed that positive bottom-up fundamentals and strong sector-specific technical factors would remain largely intact over the long run; however, as the last six months of the reporting period progressed, the combination of less attractive valuations and higher levels of macro uncertainty prompted us to reduce aggregate risk levels in the Fund. Specifically, we lowered the Fund’s exposure to investment-grade corporate bonds by about 9%, mostly by trimming exposure to the financial sector, which had enjoyed strong performance. As of June 30, 2011, the Fund’s investment-grade corporate credit exposure of approximately 30% was at its lowest level in several years. The proceeds of these sales were redeployed into the agency mortgage-backed securities sector as we felt that relative valuations were finally attractive enough to warrant a modest overweight. We also decreased the Fund’s overall risk within the CMBS sector by swapping into new-issue deals with stronger loan characteristics that came to market as the reporting period closed. At period end, the Fund’s CMBS weighting was approximately 13% of net assets.

Our duration policy, which focuses on the Fund’s sensitivity to interest rate changes, was close to neutral compared to the benchmark throughout most of the period. Therefore, it was not a major factor in the Fund’s performance.

Nuveen High Income Bond Fund (formerly known as First American High Income Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Category Average for the twelve-month period ended June 30, 2011. The Fund’s relative performance was aided by our tactical overweights to higher-yielding securities, generally single B and CCC rated debt, and from overweighting cyclical industries. For example, we overweighted the oilfield services, paper and media sectors, benefiting from the higher yields and improving fundamentals in these areas. Overall, the high-yield market continued to benefit from the ability of high-yield issuers to successfully refinance debt

8	Nuveen Investments

and extend maturities. Indeed, defaults dropped significantly during the fiscal year, and the Fund experienced no new bankruptcies among its holdings. At the margin, the improvement in corporate liquidity benefited low-rated companies disproportionately more, which was a compelling reason for us to continue to overweight the single B and CCC rated segments in the Fund.

The Fund continued to maintain a roughly 10% allocation to emerging market corporate and sovereign debt. This was a small detractor to the Fund’s overall performance, as emerging market-related debt underperformed its domestic counterparts in the last three months of the reporting period. The reasons for the sector shortfall were both credit-specific, as in the case of Sino-Forest in Asia, and also reflected the growth uncertainty in the United States and the negative headlines surrounding Greece’s debt woes. While the Fund was not exposed to Sino-Forest and the accusations of faulty accounting, it did have other holdings in China that lost value in the resulting sell off of many Chinese securities. However, from a fundamental standpoint, we continued to anticipate strong fundamentals for emerging market corporates and plan to maintain or add to the Fund’s positions.

Also, the Fund’s below-market exposure to the technology and financial sectors was a slight detractor to results versus the index. Within the financial sector, many of the issuers were new entrants into the high-yield universe coming out of the financial crisis and did well as balance sheets were repaired in the banking and insurance sectors. While we were active in adding securities within the sector to the Fund, the powerful rally still left us and the majority of high-yield investors behind as it was difficult to gain exposure in a timely manner. In all, financials were among the top performers during the fiscal year, registering a 20.7% gain versus the broad high-yield market return of 15.5%, as measured by the Barclays Capital High Yield 2% Issuer Capped Index.

We added to the Fund’s holdings in energy, refining and oilfield services, which were some of the better-performing industries throughout the period. Specifically, the oilfield services sector continued to benefit from increased spending on exploration and production in North America and other areas of the world. Oil and natural gas companies are expected to spend $122 billion in the United States alone this year on exploration and production, a 22% increase from 2010. We also continued to overweight such areas as media, basic materials and industrials, all expected to benefit from a gradual acceleration in economic activity.

We used the more favorable environment for financials to add to select closed-end funds and preferred stocks. The Fund carried a roughly 10% allocation to out-of-index securities, consisting predominately of preferred stocks, various closed-end funds and dividend-paying stocks. Our allocation to preferred securities and equities increased marginally during the period, which was mainly a function of relative value opportunities versus traditional high-yield securities.

Fund flows into the high-yield asset class continued to be brisk until a quick reversal occurred in May and June 2011 when the markets began the process of analyzing the second mid-cycle slowdown in this reporting period. Market technical factors, however, still appear rather balanced despite the record amount of issuance. The pricing of $262 billion in high-yield bonds in 2010 and roughly $180 billion through the second quarter of 2011 has been met with strong investor demand. Nonetheless, as the more volatile financial market conditions spilled into the high-yield market, it experienced a bout of

Nuveen Investments	9

outflows and selling pressure. However, we believed that the still-steep yield curve and the high base of current income left the high-yield sector positioned relatively well among competing asset classes.

Nuveen Inflation Protected Securities Fund (formerly known as First American Inflation Protected Securities Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper U.S. Treasury Inflation-Protected Securities Category Average, but fell short of the Barclays Capital U.S. TIPS Index for the twelve-month period ended June 30, 2011. We began the Fund’s fiscal year with a modest underweight position in all TIPS segments, particularly 5-year maturities, which proved beneficial as TIPS underperformed. During the middle portion of the reporting period, improvements in economic data supported a more optimistic outlook for growth, which in turn increased investors’ appetite for inflation protection. The Fund’s continued underweight position in TIPS hindered performance as they outperformed nominal U.S. Treasuries. However, within the Fund’s TIPS exposure, we made an advantageous reallocation out of 10-year and longer maturity TIPS and overweighted 5-year maturities in the fourth quarter of 2010 and first quarter of 2011, which helped the Fund capture the relative outperformance of the 5-year securities on the TIPS yield curve. As the outlook for economic growth and inflation lowered toward the end of the reporting period, the Fund also benefited from a rotation out of 5-year maturities. This underweight at the front end of the TIPS yield curve aided results as the shortest maturities underperformed the most in the final months of the fiscal year.

The Fund’s performance also benefited from our allocations to non-TIPS spread sectors, which produced solid excess returns in the strong-performing environment for risk assets. For example, the Fund’s positions in the high-yield and CMBS sectors, which were 1.4% and 7.2% of Fund assets as of period end, respectively, contributed positively to performance. Foreign exposure also added to results with positions in non-dollar bonds and currency exposures performing well. The Fund particularly benefited from positions in growth-sensitive currencies such as the Canadian and Australian dollar.

At the end of the reporting period, the Fund was positioned for TIPS yields to move higher and for the continued relative outperformance of longer maturity TIPS over shorter maturity TIPS out to five years. Because we remained fundamentally constructive on high-yield corporate bonds and CMBS, we maintained the Fund’s positions in both sectors. We are also maintaining the Fund’s foreign exposure.

Our duration policy, which focuses on the Fund’s sensitivity to interest rate changes, was close to neutral compared to the benchmark throughout most of the period. Therefore, it was not a major factor in the Fund’s performance.

Nuveen Intermediate Government Bond Fund (formerly known as First American Intermediate Government Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital Intermediate Government Bond Index and the Lipper Intermediate U.S. Government Funds Category Average for the twelve-month period ended June 30, 2011. The majority of the Fund’s outperformance was driven by our sector positioning, specifically our overweights to CMBS, mortgage-backed securities (MBS) and agency debt. We emphasized these sectors because of our view that the economy would recover

10	Nuveen Investments

to expand at a modest pace and that non-U.S. Treasury fundamental and technical factors would continue to be extremely supportive of valuations. The Fund’s corresponding underweight to nominal U.S. Treasuries also was beneficial as the Treasury market underperformed other fixed-income asset classes over the year.

During the twelve-month period, we reduced the Fund’s U.S. Treasury exposure by about 17% because we believed we could find more compelling opportunities in other sectors. MBS, in particular, enjoyed continued strong underpinnings, given investors’ appetite for high-quality assets that offer incremental yield to Treasuries and low prepayment risk due to the constrained refinancing housing environment. At period end, the Fund’s MBS weighting had increased to approximately 39% of net assets. We also modestly increased our overall exposure to agency debt and asset-backed securities, ending the period with approximately 41% and 6% in these two sectors, respectively. Agency bonds offer incremental yield over U.S. Treasuries while asset-backed securities are high-quality securities that provide additional yield in the shorter maturity section of the yield curve.

Throughout the period, we made a number of tactical changes to the Fund’s duration (its price sensitivity to interest-rate movements), but overall did not stray far from a neutral position relative to the benchmark.

Nuveen Intermediate Term Bond Fund (formerly known as First American Intermediate Term Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital Intermediate Government/Credit Index and the Lipper Short-Intermediate Investment-Grade Debt Funds Category Average for the twelve-month period ended June 30, 2011. The Fund’s strong outperformance was mainly driven by our sector positioning, specifically overweights to CMBS, investment-grade corporate bonds and mortgage-backed securities. We emphasized these sectors because of our view that the economy would recover and expand at a modest pace and that corporate credit fundamentals would continue to be extremely supportive of valuations. Furthermore, we anticipated that the Fed’s balance sheet expansion would be successful in moving cash off the sidelines and into riskier asset classes.

We believed that positive bottom-up fundamentals and strong sector-specific technical factors would remain largely intact over the long run; however, as the final six months of the reporting period progressed, the combination of less attractive valuations and higher levels of macro uncertainty prompted us to reduce aggregate risk levels in the Fund. Specifically, we lowered the Fund’s exposure to corporate bonds by approximately 5% over the twelve-month period, mostly by trimming its exposure to the financial sector, which had enjoyed extremely strong performance. As of June 30, 2011, the Fund’s corporate credit exposure of approximately 46% was at its lowest level in several years. We increased the Fund’s exposure to CMBS during the fiscal year, ending with an approximately 11% weighting in the sector. Within that sector, however, we decreased the Fund’s overall risk by swapping into new-issue deals with stronger loan characteristics that came to market as the reporting period closed. The Fund’s allocations to the mortgage-backed securities and asset-backed securities sectors remained fairly unchanged, closing the fiscal year at approximately 16% and 15%, respectively. We continued to have only a small allocation to U.S. Treasuries (approximately 2% at the end of the period) because we saw more attractive opportunities in other asset classes.

Nuveen Investments	11

Our duration policy, which focuses on the Fund’s sensitivity to interest rate changes, was close to neutral compared to its benchmark throughout most of the period. Therefore, it was not a major factor in the Fund’s performance.

Nuveen Short Term Bond Fund (formerly known as First American Short Term Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital 1-3 Year Government/Credit Bond Index and the Lipper Short Investment-Grade Debt Funds Category Average for the twelve-month period ended June 30, 2011. The Fund’s outperformance relative to its peers and benchmark was driven by our sector positioning and security selection. From a sector perspective, our main investment theme was to position the Fund with an underweight to government-related bonds and a large overweight to short duration securities in the asset-backed security and corporate bond sectors. From a macro perspective, our view has been that the global expansion would continue at a pace that was fundamentally supportive of continued improvement in credit fundamentals for corporate bonds and some segments of the structured assets market. As loan performance stabilized and corporate earnings improved, this certainly proved true. At the same time, we expected that liquidity would improve after the late 2010 balance sheet expansion by the Fed and that supply/demand dynamics would also be quite supportive. This strategy paid off as many investors expressed a preference for short duration, higher credit quality securities while issuance in certain sectors was historically light.

Security selection was also a strong positive for the Fund. Our bias toward owning issues from the financial sector, which performed well, was beneficial to the Fund as was our addition of short duration, non-agency mortgage assets. Additionally, the investment policy of the Fund was expanded in early 2011 to allow for greater flexibility with regard to credit quality, raising the maximum limit for non-investment grade securities from 10% to 20% of assets. We took advantage of this increased flexibility by selectively adding slightly less than 5% in non-rated holdings from the asset-backed securities and tax-exempt sectors. These sectors periodically offer interesting opportunities for investors who have ratings flexibility and strong research capabilities. We expect a “bottom up” approach focused on in-depth research to be an important performance driver in the investment environment going forward.

Elsewhere in the Fund, we tactically managed risk exposure in the CMBS and high-yield sectors as valuations changed and the fundamental backdrop shifted. We increased the Fund’s weighting to CMBS and high yield in late 2010, and subsequently brought its high-yield weighting way down in April 2011. Late in the period, we took advantage of the subsequent sharp repricing in the high-yield segment to add slightly to the Fund’s weighting.

On a negative note, we positioned the Fund’s duration (its price sensitivity to interest-rate movements), toward the lower end of the one- to three-year policy range. This positioning was a drag on performance against both our peers and the benchmark as rates dropped and prices rose amid the global macro uncertainty in the second quarter of 2011.

Nuveen Total Return Bond Fund (formerly known as First American Total Return Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Category Average for the twelve-month period ended June 30, 2011. The largest

12	Nuveen Investments

contributors to the Fund’s outperformance were its sector overweights in investment-grade and high-yield corporates as well as positions in foreign bonds and currencies. The Fund particularly benefited from positions in growth-sensitive currencies such as the Canadian and Australian dollars. The Fund’s overweights to CMBS also added value, as did credit selection within the corporate sector, particularly our overweight to financial issuers. The Fund’s positioning during the year was driven by our view that the economy would recover to expand at a modest pace and that corporate credit fundamentals would continue to be extremely supportive of valuations within the sector. Financial conditions were further supported by the Fed’s ongoing commitment to provide an extraordinary level of monetary accommodation through low rates and asset purchases. Heading into the period, we judged that valuations for non-government bond market sectors provided ample compensation to long-term investors.

During the period, we took advantage of market strength and strong valuations to reduce exposure to some of the Fund’s overweights, even though we believed that positive bottom-up fundamentals and strong sector-specific technical factors would remain largely intact over the long run. As 2011 progressed, the combination of less attractive valuations and higher levels of macro uncertainty also prompted us to reduce the Fund’s aggregate risk level. We lowered the Fund’s exposure to investment-grade corporate bonds (including financials) by approximately 9%, cut its high-yield weight and moderated foreign currency exposure. Although we generally maintained these lower overall exposures, we did take advantage of the subsequent sharp repricing in the high-yield segment to add slightly to the Fund’s weighting at the end of the period. The bulk of the proceeds from these sales went into mortgage-backed securities as that sector cheapened, bringing the Fund’s weighting to approximately 29%, which is closer to the index weight. We also continued to underweight U.S. Treasuries and agencies in the portfolio.

Our duration positioning, which focuses on the Fund’s sensitivity to interest rate changes, was generally neutral to defensive during the period, detracting marginally from performance.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. The guarantee provided by the U.S. government to treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the fund shares. Below investment grade securities carry heightened credit risk and potential for default. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments. The potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Nuveen Investments	13

[THIS PAGE INTENTIONALLY LEFT BLANK]

14	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following fourteen pages.

Returns quoted represent past performance, which not predictive of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	5.73%	6.25%	5.16%
Class A Shares at maximum Offering Price	1.22%	5.34%	4.70%
Barclays Capital Aggregate Bond Index*	3.90%	6.52%	5.74%
Lipper Intermediate Investment Grade Debt Funds Category Average*	5.10%	6.01%	5.25%

Class B Shares w/o CDSC	4.97%	5.45%	4.38%
Class B Shares w/CDSC	-0.03%	5.29%	4.38%
Class C Shares	4.97%	5.46%	4.38%
Class I Shares	6.09%	6.52%	5.43%

	1-Year	5-Year	Since Inception**
Class R3 Shares	5.54%	6.04%	4.72%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an upfront sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.96%
Class B	1.71%
Class C	1.71%
Class R3	1.21%
Class I	0.71%

*	Refer to the Glossary of Terms Used in the Report for definitions.

**	Since inception returns for Class R3 Shares are from 9/24/01.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	17.61%	8.19%	7.21%
Class A Shares at maximum Offering Price	12.06%	7.14%	6.68%
Barclays Capital High Yield 2% Issuer Capped Index**	15.53%	9.42%	8.98%
Lipper High Current Yield Funds Category Average**	14.96%	7.02%	7.19%

Class B Shares w/o CDSC	16.59%	7.35%	6.43%
Class B Shares w/CDSC	11.59%	7.21%	6.43%
Class C Shares	16.67%	7.39%	6.43%
Class R3 Shares	17.28%	7.90%	7.59%
Class I Shares	17.77%	8.43%	7.48%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.27%	1.14%
Class B	2.02%	1.89%
Class C	2.02%	1.89%
Class R3	1.52%	1.39%
Class I	1.02%	0.89%

The Fund’s adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 1.10%, 1.85%, 1.85%, 1.35%, and 0.85% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Since inception returns for Class A, B, C and I Shares, and for the comparative index and average, are from 8/30/01. Since inception return for Class R3 Shares is from 9/24/01.

**	Refer to the Glossary of Terms Used in the Report for definitions.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	7.30%	6.27%	5.10%
Class A Shares at maximum Offering Price	2.73%	5.36%	4.43%
Barclays Capital U.S. TIPs Index**	7.74%	6.91%	5.71%
Lipper Treasury Inflation Protected Securities Funds Category Average**	7.03%	5.74%	5.07%

Class C Shares	6.59%	5.45%	4.29%
Class R3 Shares	6.31%	5.85%	4.75%
Class I Shares	7.62%	6.51%	5.35%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.17%	0.86%
Class C	1.92%	1.61%
Class R3	1.42%	1.11%
Class I	0.92%	0.61%

The Fund’s adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.85%, 1.60%, 1.10%, and 0.60% for Class A, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Since inception returns are from 10/1/04.

**	Refer to the Glossary of Terms Used in the Report for definitions.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	3.10%	5.48%	3.82%
Class A Shares at maximum Offering Price	0.02%	4.83%	3.46%
Barclays Capital Intermediate Government Bond Index**	2.65%	5.85%	4.31%
Lipper Intermediate U.S. Government Funds Category Average**	2.35%	5.58%	4.05%

Class C Shares	2.32%	N/A	3.20%
Class R3 Shares	2.75%	N/A	3.65%
Class I Shares	3.25%	5.64%	3.98%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.20%	0.75%
Class C	1.95%	1.60%
Class R3	1.45%	1.10%
Class I	0.95%	0.60%

The Fund’s adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.75%, 1.60%, 1.10%, and 0.60% for Class A, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors. In addition, the Fund’s distributor has contractually agreed to limit its Class A Share 12b-1 fees to 0.15% of average daily net assets through March 31, 2012.

*	Since inception returns for Class A and I Shares, and for the comparative index and average are from 10/25/02. Since inception returns for Class C and R3 Shares are from 10/28/09.

**	Refer to the Glossary of Terms Used in the Report for definitions.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Intermediate Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.70%	6.00%	4.91%
Class A Shares at maximum Offering Price	1.55%	5.35%	4.59%
Barclays Capital Intermediate Government/Credit Bond Index*	3.77%	6.08%	4.91%
Lipper Short-Intermediate Investment Grade Debt Funds Category Average*	3.98%	5.08%	4.04%

Class I Shares	4.76%	6.13%	5.07%

Since Inception**
Class C Shares	1.76%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.96%	0.86%
Class C	1.71%	1.71%
Class I	0.71%	0.71%

The Fund’s distributor has contractually agreed to limit its Class A Share 12b-1 fees to 0.15% of average daily net assets through March 31, 2012.

*	Refer to the Glossary of Terms Used in the Report for definitions.

**	Since inception return for Class C Shares is from 1/18/11.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.00%	4.17%	3.48%
Class A Shares at maximum Offering Price	0.68%	3.69%	3.25%
Barclays Capital 1-3 Year Government/Credit Bond Index*	1.90%	4.52%	4.01%
Lipper Short Investment-Grade Debt Funds Category Average*	2.80%	3.84%	3.50%

Class I Shares	3.16%	4.34%	3.65%

	1-Year	Since Inception**
Class C Shares	2.22%	2.47%

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.84%
Class C	1.59%
Class I	0.59%

*	Refer to the Glossary of Terms Used in the Report for definitions.

**	Since inception return for Class C Shares is from 10/28/09.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of 6/30/11

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	8.69%	7.58%	6.24%
Class A Shares at maximum Offering Price	4.03%	6.64%	5.77%
Barclays Capital Aggregate Bond Index*	3.90%	6.52%	5.74%
Lipper Intermediate Investment-Grade Debt Funds Category Average*	5.10%	6.01%	5.25%

Class B Shares w/o CDSC	7.84%	6.76%	5.42%
Class B Shares w/CDSC	2.84%	6.61%	5.42%
Class C Shares	7.85%	6.77%	5.42%
Class I Shares	8.99%	7.84%	6.49%

	1-Year	5-Year	Since Inception**
Class R3 Shares	8.40%	7.27%	6.00%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an upfront sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.98%	0.90%
Class B	1.73%	1.73%
Class C	1.73%	1.73%
Class R3	1.23%	1.23%
Class I	0.73%	0.73%

The Fund’s adviser has contractually agreed to reimburse Class A Share 12b-1 fees through March 31, 2012, to the extent necessary so that total annual Fund operating expenses, after fee waivers and/or expense reimbursement and excluding acquired Fund fees and expenses, do not exceed 0.89% for Class A Shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in the Report for definitions.

**	Since inception return for Class R3 Shares is from 9/24/01.

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	29

Yields (Unaudited) as of June 30, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	3.51%	3.31%
Class B Shares	2.91%	2.70%
Class C Shares	2.95%	2.73%
Class R3 Shares	3.44%	3.21%
Class I Shares	3.91%	3.71%

Nuveen High Income Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	6.82%	7.32%
Class B Shares	6.41%	6.92%
Class C Shares	6.39%	6.94%
Class R3 Shares	6.89%	7.44%
Class I Shares	7.43%	7.94%

Nuveen Inflation Protected Securities Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	.79%	5.60%
Class C Shares	.11%	5.10%
Class R3 Shares	.61%	5.60%
Class I Shares	1.09%	6.09%

Nuveen Intermediate Government Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	2.11%	1.66%
Class C Shares	1.29%	.87%
Class R3 Shares	1.83%	1.37%
Class I Shares	2.31%	1.87%

Nuveen Intermediate Term Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	3.11%	2.24%
Class C Shares	2.36%	1.69%
Class I Shares	3.34%	2.47%

30	Nuveen Investments

Nuveen Short Term Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	2.16%	1.85%
Class C Shares	1.37%	1.05%
Class I Shares	2.38%	2.04%

Nuveen Total Return Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	3.75%	3.49%
Class B Shares	3.15%	2.80%
Class C Shares	3.15%	2.82%
Class R3 Shares	3.62%	3.32%
Class I Shares	4.12%	3.82%

(1)	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	31

Holding Summaries (Unaudited) as of June 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

Nuveen Core Bond Fund

Bond Credit Quality1

Nuveen High Income Bond Fund

Bond Credit Quality1

Nuveen Inflation Protected Securities Fund

Bond Credit Quality1

Nuveen Intermediate Government Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Corporate Bonds	30.3%
U.S. Government Agency Mortgage-Backed Securities	25.9%
Commercial Mortgage-Backed Securities	10.6%
Money Market Funds[2]	10.1%
Asset-Backed Securities	7.5%
Short-Term Investments	5.4%
Other	10.2%

Portfolio Composition[1]
High Yield Corporate Bond	67.3%
Money Market Funds[2]	22.5%
Short-Term Investments	1.2%
Other	9.0%

Portfolio Composition[1]
U.S. Government & Agency Securities	59.0%
Money Market Funds[2]	31.7%
Short-Term Investments	0.9%
Other	8.4%

Portfolio Composition[1]
U.S. Government & Agency Securities	35.3%
Money Market Funds[2]	19.3%
U.S. Government Agency Mortgage-Backed Securities	18.9%
Collateralized Mortgage Obligation-U.S. Government Agency Mortgage-Backed Securities	6.5%
Short-Term Investments	7.4%
Other	12.6%

1	As a percentage of total investments (excluding investments in derivatives) as of June 30, 2011. Holdings are subject to change.

2	Represents investments purchased with proceeds from securities lending.

32	Nuveen Investments

Nuveen Intermediate Term Bond Fund

Bond Credit Quality1

Nuveen Short Term Bond Fund

Bond Credit Quality1

Nuveen Total Return Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Corporate Bonds	37.6%
Money Market Funds[2]	14.8%
Asset-Backed Securities	12.4%
Commercial Mortgage-Backed Securities	9.4%
U.S. Government & Agency Securities	5.8%
Collateralized Mortgage Obligation-U.S. Government Agency Mortgage-Backed Securities	5.6%
Short-Term Investments	4.8%
Other	9.6%

Portfolio Composition[1]
Corporate Bonds	40.3%
Asset-Backed Securities	16.0%
Commercial Mortgage-Backed Securities	10.9%
Money Markets Funds[2]	8.2%
U.S. Government Agency Mortgage-Backed Securities	6.7%
Short-Term Investments	4.8%
Other	13.1%

Portfolio Composition[1]
Corporate Bonds	39.6%
U.S. Government Agency Mortgage-Backed Securities	22.7%
Commercial Mortgage-Backed Securities	8.4%
Money Market Funds[2]	7.6%
Short-Term Investments	11.9%
Other	9.8%

1	As a percentage of total investments (excluding investments in derivatives) as of June 30, 2011. Holdings are subject to change.

2	Represents investments purchased with proceeds from securities lending.

Nuveen Investments	33

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class C Shares of Intermediate Term Bond reflect only the first 164 days of the Class’s operations they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,026.60	$1,023.70	$1,023.80	$1,026.20	$1,028.80	$1,020.13	$1,016.36	$1,016.36	$1,018.84	$1,021.32
Expenses Incurred During Period	$4.77	$8.53	$8.53	$6.03	$3.52	$4.71	$8.50	$8.50	$6.01	$3.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .94%, 1.70%, 1.70%, 1.20%, and ..70% for Classes A, B, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen High Income Bond Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,048.60	$1,044.90	$1,044.80	$1,048.00	$1,049.90	$1,019.34	$1,015.62	$1,015.62	$1,018.10	$1,020.58
Expenses Incurred During Period	$5.59	$9.38	$9.38	$6.91	$4.32	$5.51	$9.25	$9.25	$6.76	$4.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.10%, 1.85%, 1.85%, 1.35% and ..85% for Classes A, B, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Inflation Protected Securities Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,051.50	$1,048.00	$1,049.60	$1,053.70	$1,020.58	$1,016.86	$1,019.34	$1,021.82
Expenses Incurred During Period	$4.32	$8.12	$5.59	$3.06	$4.26	$8.00	$5.51	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.10%, and .60% for Classes A, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

34	Nuveen Investments

Nuveen Intermediate Government Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,020.20	$1,016.80	$1,019.60	$1,020.90	$1,021.08	$1,016.86	$1,019.34	$1,021.82
Expenses Incurred During Period	$3.76	$8.00	$5.51	$3.01	$3.76	$8.00	$5.51	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.60%, 1.10%, and .60% for Classes A, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Intermediate Term Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,024.90	$1,017.60	$1,024.70	$1,020.58	$1,016.36	$1,021.32
Expenses Incurred During Period	$4.27	$8.50	$3.51	$4.26	$8.50	$3.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85% and .70% for Classes A and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class C of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.70% multiplied by the average account value over the period, multiplied by 164/365 (to reflect the 164 days in the period since class commencement of operations).

Nuveen Short Term Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,015.10	$1,010.90	$1,016.00	$1,021.27	$1,017.06	$1,022.02
Expenses Incurred During Period	$3.55	$7.78	$2.80	$3.56	$7.80	$2.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.56%, and .56% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Total Return Bond Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,032.30	$1,029.40	$1,028.40	$1,031.70	$1,034.40	$1,020.38	$1,016.27	$1,016.27	$1,018.74	$1,021.22
Expenses Incurred During Period	$4.48	$8.65	$8.65	$6.15	$3.63	$4.46	$8.60	$8.60	$6.11	$3.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .89%, 1.72%, 1.72%, 1.22%, and ..72% for Classes A, B, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	35

Shareholder Meeting Report (Unaudited)

A special meeting of shareholders was held in the offices of FAF Advisors, Inc. on December 17, 2010; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Investment Advisory Agreement and the approval of an Investment Sub-Advisory Agreement.

	Nuveen Core Bond Fund	Nuveen High Income Bond Fund	Nuveen Inflation Protected Securities Fund	Nuveen Intermediate Government Bond Fund	Nuveen Intermediate Term Bond Fund	Nuveen Short Term Bond Fund	Nuveen Total Return Bond Fund
To approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.
For	84,701,158	39,254,456	13,211,937	14,025,405	52,914,467	50,401,541	50,264,660
Against	167,783	69,703	48,188	12,995	110,514	150,981	74,869
Abstain	874,527	68,372	9,817	15,586	62,269	86,129	145,615
Broker Non-Votes	5,514,543	3,527,657	1,337,477	1,281,497	1,701,659	5,907,413	3,304,660
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Approval of the Board Members was reached as follows:

John P. Amboian
For	90,308,630	42,812,258	14,584,473	15,296,054	54,573,090	56,316,726	53,714,191
Withhold	949,381	107,930	22,946	39,429	215,819	229,338	75,613
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Robert P. Bremner
For	90,293,138	42,823,479	14,582,087	15,298,205	54,565,920	56,297,504	53,708,705
Withhold	964,873	96,709	25,332	37,278	222,989	248,560	81,099
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Jack B. Evans
For	90,328,064	42,775,323	14,584,473	15,263,028	54,574,661	56,340,828	53,672,984
Withhold	929,947	144,865	22,946	72,455	214,248	205,236	116,820
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
William C. Hunter
For	90,333,839	42,823,814	14,584,473	15,298,781	54,579,109	56,340,828	53,672,984
Withhold	924,172	96,374	22,946	36,702	209,800	205,236	116,820
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
David J. Kundert
For	90,290,839	42,828,452	14,582,163	15,298,205	54,526,189	56,283,360	53,711,404
Withhold	967,172	91,736	25,256	37,278	262,720	262,704	78,400
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
William J. Schneider
For	90,295,443	42,828,818	14,582,087	15,295,478	54,528,051	56,283,360	53,711,404
Withhold	962,568	91,370	25,332	40,005	260,858	262,704	78,400
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Judith M. Stockdale
For	90,363,785	42,831,363	14,586,428	15,298,205	54,572,582	56,340,180	53,674,679
Withhold	894,226	88,825	20,991	37,278	216,327	205,884	115,125
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Carole E. Stone
For	90,354,616	42,769,794	14,586,352	15,262,452	54,572,431	56,329,668	53,675,683
Withhold	903,395	150,394	21,067	73,031	216,478	216,396	114,121
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Virginia L. Stringer
For	90,071,779	42,825,979	14,584,118	15,298,205	54,203,402	56,272,270	53,711,404
Withhold	1,186,232	94,209	23,301	37,278	585,507	273,794	78,400
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Terence J. Toth
For	90,308,890	42,750,035	14,584,473	15,263,028	54,572,582	56,326,765	53,708,349
Withhold	949,121	170,153	22,946	72,455	216,327	219,299	81,455
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804

36	Nuveen Investments

Report of Independent

Registered Public Accounting Firm

The Board of Directors and Shareholders

Nuveen Core Bond Fund (formerly known as First American Core Bond Fund)

Nuveen High Income Bond Fund (formerly known as First American High Income Bond Fund)

Nuveen Inflation Protected Securities Fund (formerly known as First American Inflation Protected Securities Fund)

Nuveen Intermediate Government Bond Fund (formerly known as First American Intermediate Government Bond Fund)

Nuveen Intermediate Term Bond Fund (formerly known as First American Intermediate Term Bond Fund)

Nuveen Short Term Bond Fund (formerly known as First American Short Term Bond Fund)

Nuveen Total Return Bond Fund (formerly known as First American Total Return Bond Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Core Bond Fund (formerly known as First American Core Bond Fund), Nuveen High Income Bond Fund (formerly known as First American High Income Bond Fund), Nuveen Inflation Protected Securities Fund (formerly known as First American Inflation Protected Securities Fund), Nuveen Intermediate Government Bond Fund (formerly known as First American Intermediate Government Bond Fund), Nuveen Intermediate Term Bond Fund (formerly known as First American Intermediate Term Bond Fund), Nuveen Short Term Bond Fund (formerly known as First American Short Term Bond Fund) and Nuveen Total Return Bond Fund (formerly known as First American Total Return Bond Fund), (the “Funds”) as of June 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Core Bond Fund (formerly known as First American Core Bond Fund), Nuveen High Income Bond Fund (formerly known as First American High Income Bond Fund), Nuveen Inflation Protected Securities Fund (formerly known as First American Inflation Protected Securities Fund), Nuveen Intermediate Government Bond Fund (formerly known as First American Intermediate Government Bond Fund), Nuveen Intermediate Term Bond Fund (formerly known as First American Intermediate Term Bond Fund), Nuveen Short Term Bond Fund (formerly known as First American Short Term Bond Fund) and Nuveen Total Return Bond Fund (formerly known as First American Total Return Bond Fund) at June 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

.

Chicago, Illinois

August 26, 2011

Nuveen Investments	37

Portfolio of Investments

Nuveen Core Bond Fund

(formerly known as First American Core Bond Fund)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	CORPORATE BONDS – 36.8%

	Banking – 5.9%

	Ally Financial
$1,650	7.500%, 09/15/2020	$1,724,250

	Banco Bradesco
1,910	4.125%, 05/16/2016 ■ ▼	1,922,033

	Bancolombia
2,900	5.950%, 06/03/2021 ■	2,943,500

	Bank of America
3,725	5.750%, 12/01/2017	3,983,925
2,505	5.875%, 01/05/2021	2,628,934

	BBVA Bancomer
1,425	4.500%, 03/10/2016 ■ ▼	1,449,937

	Citigroup
3,500	8.125%, 07/15/2039 ▼	4,379,788

	Citigroup Capital XXI
3,720	8.300%, 12/21/2077 Δ	3,803,700

	First National Bank of Chicago
1,106	8.080%, 01/05/2018	1,244,798

	HSBC Holdings
4,030	6.800%, 06/01/2038	4,300,683

	JPMorgan Chase
3,695	5.150%, 10/01/2015	3,990,766
4,330	4.400%, 07/22/2020 ▼	4,241,963
2,750	4.250%, 10/15/2020	2,690,421
4,440	5.500%, 10/15/2040 ▼	4,414,639

	JPMorgan Chase Capital XX Series T
1,410	6.550%, 09/29/2066	1,413,463

	Lloyds TSB Bank
4,250	4.875%, 01/21/2016 ▼	4,346,777

	Sovereign Bank
3,675	8.750%, 05/30/2018	4,148,557

	Wachovia Captial Trust III
3,500	5.570%, 03/29/2049 Δ	3,202,500

	Wells Fargo Capital X
2,760	5.950%, 12/15/2086	2,700,039
57,281	Total Banking	59,530,673
	Basic Industry – 2.9%

	Alcoa
1,825	5.400%, 04/15/2021 ▼	1,830,636

	Arcelormittal
5,500	7.000%, 10/15/2039	5,561,017

	Braskem Finance Limited
2,375	5.750%, 04/15/2021 ■ ▼	2,389,962

	Cliffs Natural Resources
1,000	6.250%, 10/01/2040	986,793

	Georgia-Pacific
1,820	5.400%, 11/01/2020 ■ ▼	1,854,820

	Incitec Pivot Finance
3,830	6.000%, 12/10/2019 ■	4,102,053

	International Paper
3,015	8.700%, 06/15/2038	3,750,754

38	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Basic Industry (continued)

	Plum Creek Timberlands
$950	4.700%, 03/15/2021	$936,279

	Southern Copper
2,550	7.500%, 07/27/2035	2,670,003

	Teck Resources Limited
1,440	6.250%, 07/15/2041	1,453,841

	Vale Overseas
3,895	6.875%, 11/10/2039	4,233,008
28,200	Total Basic Industry	29,769,166
	Brokerage – 2.0%

	Goldman Sachs Capital II
2,415	5.793%, 12/29/2049 Δ	1,932,000

	Goldman Sachs Group
4,640	6.000%, 06/15/2020 ▼	4,992,584
3,685	6.750%, 10/01/2037	3,684,938

	Morgan Stanley
6,250	5.500%, 07/24/2020	6,326,193
3,375	5.750%, 01/25/2021 ▼	3,414,923
20,365	Total Brokerage	20,350,638
	Capital Goods – 0.4%

	GE Capital Trust I
4,000	6.375%, 11/15/2067 Δ	4,095,000
	Communications – 4.3%

	American Tower
2,980	5.050%, 09/01/2020	2,935,217

	AT&T
3,530	6.550%, 02/15/2039 ▼	3,871,810

	British Sky Broadcasting
3,450	6.100%, 02/15/2018 ■	3,858,842

	DirecTV Holdings
3,215	5.200%, 03/15/2020 ▼	3,401,753

	Embarq
2,575	7.082%, 06/01/2016 ▼	2,862,422

	Frontier Communications
3,500	8.500%, 04/15/2020	3,815,000

	NBC Universal
1,315	4.375%, 04/01/2021 ■	1,301,259
3,060	6.400%, 04/30/2040 ■ ▼	3,288,720

	News America
3,590	6.650%, 11/15/2037	3,847,399
1,275	6.150%, 02/15/2041 ■	1,263,061

	Sprint Nextel
2,000	6.000%, 12/01/2016	1,997,500

	Time Warner Cable
2,000	8.750%, 02/14/2019	2,548,420
2,410	5.875%, 11/15/2040 ▼	2,378,586

	Verizon Communications
5,870	6.900%, 04/15/2038	6,733,782
40,770	Total Communications	44,103,771
	Consumer Cyclical – 1.9%

	Ingram Micro
2,000	5.250%, 09/01/2017	2,096,462

Nuveen Investments	39

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Consumer Cyclical (continued)

	J.C. Penney
$2,585	5.650%, 06/01/2020	$2,559,150

	Navistar International
2,210	8.250%, 11/01/2021	2,364,700

	O’Reilly Automotive
3,200	4.875%, 01/14/2021	3,215,514

	R.R. Donnelley & Sons
1,990	7.625%, 06/15/2020 ▼	1,966,725

	Time Warner
2,405	4.750%, 03/29/2021 ▼	2,446,491

	Viacom
4,105	6.875%, 04/30/2036	4,582,838
18,495	Total Consumer Cyclical	19,231,880
	Consumer Non Cyclical – 2.8%

	Altria Group
2,100	4.750%, 05/05/2021	2,098,561
2,975	9.950%, 11/10/2038	4,180,012

	Constellation Brands
1,000	7.250%, 05/15/2017	1,087,500

	Express Scripts
3,255	3.125%, 05/15/2016	3,275,057

	HCA
2,400	7.250%, 09/15/2020	2,577,000

	Kraft Foods
2,605	6.500%, 02/09/2040	2,893,566

	Lorillard Tobacco
3,350	8.125%, 06/23/2019 ▼	3,901,919

	Pernod-Ricard
2,275	5.750%, 04/07/2021 ■ ▼	2,375,230

	UnitedHealth Group
3,185	6.875%, 02/15/2038	3,641,844

	Valeant Pharmaceuticals
2,080	6.875%, 12/01/2018 ■ ▼	2,038,400
25,225	Total Consumer Non Cyclical	28,069,089
	Electric – 1.5%

	Comision Federal De Electricidad
2,370	4.875%, 05/26/2021 ■	2,366,682

	Constellation Energy Group
3,305	5.150%, 12/01/2020	3,387,027

	FirstEnergy Solutions
3,690	6.050%, 08/15/2021	3,970,621

	MidAmerican Energy Holdings
2,685	6.125%, 04/01/2036	2,891,449

	NV Energy
2,725	6.250%, 11/15/2020 ▼	2,860,926
14,775	Total Electric	15,476,705
	Energy – 4.3%

	Anadarko Petroleum
3,230	6.200%, 03/15/2040 ▼	3,273,592

	Canadian Oil Sands
3,050	7.750%, 05/15/2019 ■	3,664,398

40	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Energy (continued)

	Chesapeake Energy
$3,000	6.125%, 02/15/2021 ▼	$3,037,500

	Diamond Offshore Drilling
3,280	5.700%, 10/15/2039 ▼	3,239,285

	Ensco
3,870	4.700%, 03/15/2021	3,909,408

	Forest Oil
2,700	7.250%, 06/15/2019 ▼	2,754,000

	Lukoil International Finance
4,785	6.125%, 11/09/2020 ■	4,934,531

	Nabors Industries
2,935	5.000%, 09/15/2020 ▼	2,969,739

	Nexen
3,475	6.400%, 05/15/2037	3,466,365

	Petrobras International Finance
2,495	6.875%, 01/20/2040	2,656,579

	Petro-Canada
2,255	6.800%, 05/15/2038	2,543,478

	Valero Energy
3,290	6.125%, 02/01/2020 ▼	3,615,499

	Weatherford International
3,740	7.000%, 03/15/2038	4,065,982
42,105	Total Energy	44,130,356
	Finance – 4.1%

	Anglogold Holdings
4,530	6.500%, 04/15/2040	4,320,886

	Asciano Finance
3,800	5.000%, 04/07/2018 ■	3,900,643

	Capital One Bank
2,790	8.800%, 07/15/2019	3,424,002

	Countrywide Financial
4,390	6.250%, 05/15/2016	4,626,287

	Discover Financial Services
3,690	10.250%, 07/15/2019	4,768,030

	Fresenius U.S. Finance II
2,450	9.000%, 07/15/2015 ■	2,771,563

	General Electric Capital
2,375	5.300%, 02/11/2021 ▼	2,471,287
	Series MTN
4,915	6.875%, 01/10/2039	5,563,864

	International Lease Finance
1,715	8.875%, 09/01/2017	1,886,500

	TransCapitalinvest
4,995	5.670%, 03/05/2014 ■	5,319,675

	WEA Finance
2,730	4.625%, 05/10/2021 ■ ▼	2,649,348
38,380	Total Finance	41,702,085
	Information Technology – 0.3%

	Applied Materials
2,915	4.300%, 06/15/2021	2,924,727
	Insurance – 3.9%

	Aflac
3,975	6.450%, 08/15/2040 ▼	3,944,202

Nuveen Investments	41

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Insurance (continued)

	Allied World Assurance
$4,805	7.500%, 08/01/2016	$5,506,256

	Catlin Insurance
2,970	7.249%, 12/31/2049 ■ ▼ Δ	2,828,925

	Endurance Specialty Holding
	Series B
105	7.500%, 06/01/2016	2,614,610

	Hartford Financial Services Group
	Series MTN
2,950	6.000%, 01/15/2019	3,150,606

	Liberty Mutual Group
3,015	5.000%, 06/01/2021 ■	2,854,976

	Lincoln National
2,295	8.750%, 07/01/2019	2,896,056
3,205	6.050%, 04/20/2067	3,084,812

	MetLife Capital Trust IV
2,980	7.875%, 12/15/2067 ■	3,113,227

	Pacific Life Insurance
1,640	6.000%, 02/10/2020 ■	1,758,605

	Prudential Holdings
	Series B
4,000	7.245%, 12/18/2023 ■	4,660,120

	ZFS Finance USA Trust V
2,755	6.500%, 05/09/2067 ■ Δ	2,741,225
34,695	Total Insurance	39,153,620
	Natural Gas – 1.1%

	Chesapeake Midstream Partners
3,215	5.875%, 04/15/2021 ■ ▼	3,174,813

	Energy Transfer Equity
2,665	7.500%, 10/15/2020 ▼	2,824,900

	Kinder Morgan Energy Partners
	Series MTN
3,060	6.950%, 01/15/2038	3,323,487

	NGPL Pipeco
1,500	7.119%, 12/15/2017 ■	1,680,426
10,440	Total Natural Gas	11,003,626
	Real Estate – 0.8%

	Health Care – REIT
2,145	5.250%, 01/15/2022	2,136,763

	Prologis – REIT
2,995	6.875%, 03/15/2020	3,307,109

	Vornado Realty – REIT
2,705	4.250%, 04/01/2015	2,807,566
7,845	Total Real Estate	8,251,438
	Transportation – 0.6%

	Air Canada
1,950	9.250%, 08/01/2015 ■ ▼	1,996,313

	Northwest Airlines
	Series 2007-1, Class A
2,022	7.027%, 11/01/2019	2,062,524

42	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Transportation (continued)

	United Airlines
	Series 2007-1, Class A
$2,405	6.636%, 01/02/2024	$2,416,609
6,377	Total Transportation	6,475,446
$351,868	Total Corporate Bonds (cost $354,662,545)	374,268,220

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 31.5%

	Adjustable Rate Δ – 1.3%

	Federal Home Loan Mortgage Corporation Pool
$139	2.517%, 05/01/2025, #846757	$145,589
749	2.441%, 04/01/2029, #847190	786,819
982	2.627%, 03/01/2030, #847180	1,037,141
1,280	2.421%, 07/01/2030, #847240	1,340,771
506	2.086%, 06/01/2031, #846984	523,105

	Federal National Mortgage Association Pool
3,201	2.375%, 08/01/2030, #555843	3,354,598
212	2.531%, 03/01/2031, #545359	223,120
1,024	2.309%, 09/01/2033, #725553	1,069,298
4,576	5.240%, 11/01/2034, #735054	4,887,301

	Government National Mortgage Association Pool
1	2.625%, 08/20/2023, #008259	1,045
12,670	Total U.S. Government Agency Mortgage-Backed Securities	13,368,787
	Fixed Rate – 30.2%

	Federal Home Loan Mortgage Corporation Pool
922	4.500%, 03/01/2018, #P10023	966,537
2,364	4.500%, 05/01/2018, #P10032	2,485,221
481	6.500%, 01/01/2028, #G00876	548,656
964	6.500%, 11/01/2028, #C00676	1,092,124
736	6.500%, 12/01/2028, #C00689	834,147
417	6.500%, 04/01/2029, #C00742	472,594
1,434	6.500%, 07/01/2031, #A17212	1,625,463
1,357	6.000%, 11/01/2033, #A15521	1,506,363
1,069	7.000%, 08/01/2037, #H09059	1,225,038
4,048	5.816%, 09/01/2037, #1G2163 ▼	4,336,059
436	7.000%, 09/01/2037, #H01292	500,109

	Federal National Mortgage Association Pool
9,779	3.790%, 07/01/2013, #386314	10,143,289
436	5.500%, 02/01/2014, #440780	472,797
113	7.000%, 02/01/2015, #535206	118,736
268	7.000%, 08/01/2016, #591038	296,363
1,352	5.500%, 12/01/2017, #673010	1,468,329
1,624	6.000%, 10/01/2022, #254513	1,793,931
4,020	5.500%, 01/01/2025, #255575	4,381,278
131	7.000%, 04/01/2026, #340798	151,032
206	7.000%, 05/01/2026, #250551	238,052
3,514	6.000%, 08/01/2027, #256852	3,862,638
961	6.500%, 02/01/2029, #252255	1,093,706
1,880	6.500%, 12/01/2031, #254169	2,113,965
3,502	6.000%, 04/01/2032, #745101	3,817,301
1,358	7.000%, 07/01/2032, #254379	1,567,809
577	7.000%, 07/01/2032, #545813	668,081
349	7.000%, 07/01/2032, #545815	400,984
1,814	6.000%, 09/01/2032, #254447	2,012,318
3,452	6.000%, 03/01/2033, #688330 ▼	3,829,594
3,566	5.500%, 04/01/2033, #694605 ▼	3,883,051

Nuveen Investments	43

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)
$2,611	6.500%, 05/01/2033, #555798	$2,971,152
5,560	5.500%, 07/01/2033, #709446	6,054,789
2,708	5.500%, 10/01/2033, #555800	2,948,454
265	6.000%, 11/01/2033, #772130	293,601
624	6.000%, 11/01/2033, #772256	692,202
1,774	5.000%, 03/01/2034, #725248	1,896,168
3,239	5.000%, 03/01/2034, #725250	3,461,898
1	5.000%, 06/01/2034, #782909	959
4,546	6.500%, 06/01/2034, #735273	5,178,704
28,970	4.500%, 07/01/2034 (MDR)(WI/DD)	29,970,363
710	6.000%, 10/01/2034, #781776	784,454
8,221	5.500%, 07/01/2036, #995112	8,947,102
1,832	6.000%, 08/01/2036, #885536	2,032,170
3,424	6.000%, 09/01/2036, #900555 ▼	3,798,022
1,969	6.000%, 06/01/2037, #944340	2,166,015
1,145	6.500%, 08/01/2037, #256845	1,297,110
2,192	6.000%, 09/01/2037, #256890	2,393,562
9,057	5.500%, 01/01/2038, #968975	9,812,038
13,346	5.000%, 03/01/2038, #973241	14,203,605
1	5.000%, 05/01/2038, #983077	1,505
11,303	5.500%, 05/01/2038, #889618	12,244,318
395	6.000%, 06/01/2038, #889706	434,418
2	5.500%, 07/01/2038, #985344	1,961
2,620	6.000%, 08/01/2038, #257307	2,880,115
3,973	6.000%, 10/01/2038, #993138	4,379,926
9,605	5.000%, 06/01/2039 (WI/DD)	10,205,313
8,426	4.500%, 09/01/2039, #AC1877	8,732,776
7,990	4.500%, 12/01/2039, #932323	8,281,212
2,069	5.000%, 12/01/2039, #932260	2,203,833
12,562	5.000%, 05/01/2040, #AD4375	13,372,914
22,120	4.000%, 07/01/2040 (WI/DD)	22,120,000
9,500	5.500%, 07/01/2040 (MDR)(WI/DD)	10,271,875
9,311	4.000%, 11/01/2040, #AE7723	9,324,179
9,569	4.000%, 12/01/2040, #AB1959	9,583,004
12,353	4.000%, 01/01/2041, #AE7265	12,370,289

	Government National Mortgage Association Pool
260	7.500%, 11/15/2030, #537699	306,220
10,799	4.500%, 02/20/2041, #004946	11,389,267
11,500	4.500%, 07/15/2041 (MDR)(WI/DD)	12,101,956
289,682	Total Fixed Rate	307,013,014
$302,352	Total U.S. Government Agency Mortgage-Backed Securities (cost $309,432,472)	320,381,801

Principal Amount (000)	Description ▲	Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 12.9%

	Americold Trust
	Series 2010-ARTA, Class C
$6,125	6.811%, 01/14/2029 ■	$6,343,204

	Banc of America Commercial Mortgage
	Series 2004-5, Class A3
4,918	4.561%, 11/10/2041 Δ	4,942,550

	Bear Stearns Commercial Mortgage Securities
	Series 2005-PW10, Class A4
6,640	5.405%, 12/11/2040 Δ	7,238,670

	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2005-CD1, Class A4
4,570	5.220%, 07/15/2044	4,969,291
	Series 2007-CD4, Class A2B
4,700	5.205%, 12/11/2049	4,799,343
	Series 2007-CD5, Class A4
620	5.886%, 11/15/2044	676,057

44	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

	Commercial Mortgage Pass-Through Certificates
	Series 2006-CN2A, Class A2FX
$4,225	5.449%, 02/05/2019 ■	$4,234,713

	Extended Stay America Trust
	Series 2010-ESHA, Class C
6,410	4.860%, 11/05/2027 ■	6,399,116

	Fosse Master Issuer
	Series 2011-1A, Class A2
4,315	1.619%, 10/18/2054 ■ Δ	4,322,676

	GS Mortgage Securities Trust
	Series 2007-GG10, Class A4
12,415	5.992%, 08/10/2045 ▼ Δ	13,328,748

	JPMorgan Chase Commercial Mortgage Securities
	Series 2010-C1, Class A1
7,651	3.853%, 06/15/2043 ■	7,914,606
	Series 2010-C2, Class A3
8,055	4.070%, 11/15/2043 ■	7,786,806
	Series 2011-C4, Class A3
5,570	4.106%, 07/15/2046 ■	5,557,982
	Series 2011-C4, Class C
2,250	5.251%, 07/15/2046 ■	2,086,287

	LB-UBS Commercial Mortgage Trust
	Series 2004-C2, Class A4
6,000	4.367%, 03/15/2036	6,358,999
	Series 2005-C7, Class A2
3,479	5.103%, 11/15/2030	3,478,016

	Master Reperforming Loans Trust
	Series 2005-1, Class 1A4
5,908	7.500%, 08/25/2034 ■	5,984,280

	Morgan Stanley Capital I
	Series 2011-C1, Class C
2,325	5.256%, 09/15/2047 ■	2,210,564

	Morgan Stanley Dean Witter Capital I
	Series 2002-TOP7, Class A2
6,951	5.980%, 01/15/2039	7,142,032

	OBP Depositor Trust
	Series 2010-OBP, Class A
5,590	4.646%, 07/15/2045 ■	5,801,644

	Vendee Mortgage Trust
	Series 2011-1, Class DA
7,510	3.750%, 02/15/2035	7,850,733

	Wachovia Bank Commerical Mortgage Trust
	Series 2007-WHL8, Class A1
3,238	0.267%, 06/15/2020 ■	2,935,815

	WF-RBS Commercial Mortgage Trust
	Series 2011-C2, Class C
2,300	5.392%, 02/15/2044 ■	2,160,280
	Series 2011-C3, Class A4
5,000	4.375%, 03/15/2044 ■	4,942,578
	Series 2011-C3, Class C
2,250	5.335%, 03/15/2044 ■	2,091,949
$129,015	Total Commercial Mortgage-Backed Securities (cost $128,110,983)	131,556,939

Nuveen Investments	45

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	ASSET-BACKED SECURITIES – 9.1%

	Automotive – 0.9%

	Bank of America Auto Trust Series 2010-2, Class A3
$4,680	1.310%, 07/15/2014	$4,710,433

	Volkswagen Auto Lease Trust Series 2010-A, Class A2
4,523	0.770%, 01/22/2013	4,525,904

	World Omni Auto Receivables Trust Series 2010-A, Class A2
79	0.700%, 05/15/2011	78,899
9,282	Total Automotive	9,315,236
	Credit Cards – 1.1%

	Cabela’s Master Credit Card Trust Series 2011-2A, Class A2
5,005	0.803%, 06/17/2019 ■ Δ	5,005,000

	Discover Card Master Trust Series 2007-A1, Class A1
5,185	5.650%, 03/16/2020	5,939,524
10,190	Total Credit Cards	10,944,524
	Home Equity – 3.8%

	Amresco Residential Security Mortgage Series 1997-3, Class A9
24	6.960%, 03/25/2027	24,065

	Bayview Financial Acquisition Trust Series 2005-D, Class AF4
1,250	5.500%, 12/28/2035	1,028,319

	Countrywide Asset-Backed Certificates Series 2003-SC1, Class M2
766	2.437%, 09/25/2023	624,498
	Series 2007-7, Class 2A2
3,580	0.347%, 10/25/2047 Δ	2,897,219
	Series 2007-9, Class 2A2
3,835	0.317%, 06/25/2047 Δ	3,178,632

	RBSSP Resecuritization Trust Series 2009-8, Class 3A1
855	0.334%, 03/26/2037 ■	839,664
	Series 2009-9, Class 9A1
3,822	0.406%, 09/26/2037 ■	3,679,372
	Series 2009-11, Class 4A1
918	1.944%, 12/26/2037 ■	918,736
	Series 2010-4, Class 1A1
7,499	0.304%, 03/26/2036 ■	6,977,258
	Series 2010-4, Class 5A1
4,922	0.354%, 02/26/2037 ■	4,720,648
	Series 2010-8, Class 4A1
2,161	0.524%, 07/26/2036 ■	2,036,464
	Series 2010-10, Class 2A1
3,979	0.324%, 09/26/2036 ■	3,567,706
	Series 2010-11, Class 2A1
4,301	0.356%, 03/26/2037 ■	4,109,829

	Renaissance Home Equity Loan Trust Series 2005-3, Class AF4
4,365	5.140%, 11/25/2035	3,617,725
42,277	Total Home Equity	38,220,135

46	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Manufactured Housing – 0.1%

	Green Tree Financial Series 2008-MH1, Class A1
$1,147	7.000%, 04/25/2038 ■	$1,172,413
	Other – 3.2%

	AH Mortgage Advance Trust Series 2010-ADV1, Class A1
5,500	3.968%, 08/15/2022 ■	5,582,500
	Series SART-1, Class B1
2,090	5.920%, 05/10/2043 ■	2,121,350

	Fieldstone Mortgage Investment Series 2005-1, Class M4
4,351	1.267%, 03/25/2035	4,051,377

	Henderson Receivables Series 2010-3A, Class A
4,990	3.820%, 12/15/2048 ■	4,932,176

	Ocwen Advance Receivables Backed Notes Series 2009-3A, Class A
3,545	4.140%, 07/15/2023 ■	3,593,744

	Small Business Administration Series 2006-P10B, Class 1
5,246	5.681%, 08/10/2016	5,698,287
	Series 2010-10A, Class 1
6,884	4.108%, 03/10/2020	7,017,291
32,606	Total Other	32,996,725
$95,502	Total Asset-Backed Securities (cost $90,127,778)	92,649,033

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 4.5%

	Adjustable Rate Δ – 2.6%

	Federal Home Loan Mortgage Corporation Series 2704, Class JF
$2,719	0.737%, 05/15/2023	$2,728,588
	Series 2755, Class FN
2,634	0.637%, 04/15/2032	2,637,011
	Series 3423, Class FA
11,872	0.687%, 06/15/2036	11,898,246
	Series 3591, Class FP
4,065	0.787%, 06/15/2039	4,086,952

	Federal National Mortgage Association Series 2005-59, Class DF
4,846	0.386%, 05/25/2035	4,826,669
26,136	Total Adjustable Rate	26,177,466
	Fixed Rate – 1.8%

	Federal Home Loan Mortgage Corporation Series 1022, Class J
17	6.000%, 12/15/2020	19,524
	Series 162, Class F
58	7.000%, 05/15/2021	64,669
	Series 1790, Class A
34	7.000%, 04/15/2022	36,515
	Series 188, Class H
114	7.000%, 09/15/2021	127,210
	Series 2901, Class UB
5,000	5.000%, 03/15/2033	5,379,531

Nuveen Investments	47

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)
	Series 6, Class C
$11	9.050%, 06/15/2019	$12,785

	Federal National Mortgage Association Series 1988-24, Class G
22	7.000%, 10/25/2018	24,913
	Series 1989-44, Class H
21	9.000%, 07/25/2019	24,239
	Series 1989-90, Class E
4	8.700%, 12/25/2019	4,085
	Series 1990-102, Class J
23	6.500%, 08/25/2020	25,373
	Series 1990-105, Class J
199	6.500%, 09/25/2020	219,991
	Series 1990-30, Class E
15	6.500%, 03/25/2020	17,698
	Series 1990-61, Class H
19	7.000%, 06/25/2020	20,810
	Series 1990-72, Class B
17	9.000%, 07/25/2020	19,355
	Series 1991-56, Class M
68	6.750%, 06/25/2021	73,305
	Series 1992-120, Class C
20	6.500%, 07/25/2022	21,780
	Series 2002-83, Class MD
766	5.000%, 09/25/2016	770,070
	Series 2003-30, Class AE
4,984	3.900%, 10/25/2017	5,110,863
	Series 2003-W1, Class B1
1,492	5.750%, 12/25/2042	1,029,321
	Series 2005-44, Class PC
2,121	5.000%, 11/25/2027	2,138,895
	Series 2005-62, Class JE
2,940	5.000%, 06/25/2035	3,153,372
17,945	Total Fixed Rate	18,294,304

	Z-Bonds ☒ – 0.1%

	Federal Home Loan Mortgage Corporation Series 1118, Class Z
39	8.250%, 07/15/2021	44,840

	Federal National Mortgage Association Series 1991-134, Class Z
121	7.000%, 10/25/2021	134,172
	Series 1996-35, Class Z
576	7.000%, 07/25/2026	654,157
736	Total Z-Bonds	833,169
$44,817	Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities (cost $44,176,128)	45,304,939

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS-PRIVATE MORTGAGE-BACKED SECURITIES – 4.6%

	Adjustable Rate Δ – 2.0%

	Arkle Master Issuer
	Series 2010-1A, Class 2A
$5,480	1.411%, 05/17/2060 ■	$5,471,166

	Countrywide Home Loans
	Series 2004-2, Class 2A1
1,424	2.761%, 02/25/2034	1,390,828

48	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Adjustable Rate Δ (continued)

	FDIC Structured Sale Guaranteed Notes
	Series 2010-S1, Class 1A
$5,611	0.736%, 02/25/2048 ■	$5,616,026

	Indymac Index Mortgage Loan Trust
	Series 2005-AR1, Class 4A1
1,250	2.695%, 03/25/2035	1,118,735

	JPMorgan Alternative Loan Trust
	Series 2007-S1, Class A1
3,089	0.466%, 04/25/2047	2,317,032

	JPMorgan Mortgage Trust
	Series 2006-A7, Class 3A4
688	5.875%, 01/25/2037	72,157

	Structured Adjustable Rate Mortgage Loan Trust
	Series 2004-11, Class A
322	2.653%, 08/25/2034	289,446

	Wachovia Mortgage Loan Trust
	Series 2005-B, Class 1A1
4,813	2.993%, 10/20/2035	3,977,110

	Washington Mutual
	Series 2007-HY2, Class 3A2
1,542	5.605%, 09/25/2036	216,793
24,219	Total Adjustable Rate	20,469,293
	Fixed Rate – 2.6%

	Banc of America Funding
	Series 2007-4, Class 1A2
1,388	5.500%, 06/25/2037	874,256

	Countrywide Alternative Loan Trust
	Series 2004-J1, Class 1A1
347	6.000%, 02/25/2034	356,118
	Series 2006-19CB, Class A15
1,973	6.000%, 08/25/2036	1,629,820

	Credit Suisse First Boston Mortgage Securities
	Series 2003-8, Class DB1
3,789	6.240%, 04/25/2033	3,371,522

	GMAC Mortgage Corporation Loan Trust
	Series 2010-1, Class A
565	4.250%, 07/25/2040 ■	567,889

	GSMPS Mortgage Loan Trust
	Series 2003-1, Class B1
678	6.776%, 03/25/2043	583,246
	Series 2005-RP2, Class 1A2
809	7.500%, 03/25/2035 ■	823,511
	Series 2005-RP3, Class 1A2
892	7.500%, 09/25/2035 ■	905,453

	Lehman Brothers Mortgage Trust
	Series 2008-6, Class 1A1
1,825	5.981%, 07/25/2047	1,737,453

	Master Alternative Loans Trust
	Series 2004-1, Class 3A1
958	7.000%, 01/25/2034	990,493

	Mortgage Equity Conversion Asset Trust
	Series 2010-1A, Class A
4,118	4.000%, 07/25/2060 ■	4,121,368

	NCUA Guaranteed Notes
	Series 2010-C1, Class A2
4,185	2.900%, 10/29/2020	4,177,181

	Sequoia Mortgage Trust
	Series 2011-1, Class A1
4,349	4.125%, 02/25/2041	4,357,829

Nuveen Investments	49

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)

	Wells Fargo Mortgage Backed Securities Trust
	Series 2007-2, Class 1A8
$1,696	5.750%, 03/25/2037	$1,478,485
27,572	Total Fixed Rate	25,974,624
$51,791	Total Collateralized Mortgage Obligations – Private Mortgage-Backed Securities (cost $50,142,117)	46,443,917

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT & AGENCY SECURITIES – 2.7%

	U.S. Treasuries – 2.7%

	U.S. Treasury Bonds
$2,065	3.875%, 08/15/2040	$1,890,766
4,455	4.250%, 11/15/2040 ▼	4,354,762
425	4.750%, 02/15/2041 ▼	451,762

	U.S. Treasury Notes
3,650	2.375%, 02/28/2015 ▼	3,813,119
8,985	1.250%, 08/31/2015 ▼	8,944,990
1,385	3.625%, 02/15/2020 ▼	1,465,179
6,630	2.625%, 08/15/2020 ▼	6,417,634
$27,595	Total U.S. Government & Agency Securities (cost $26,970,760)	27,338,212

Principal Amount (000)	Description ▲	Value
	Municipal Bonds 0.6%

	Illinois
5,765	5.877%, 03/01/2019	$5,949,192
	Total Municipal Bonds (cost $5,765,000)	5,949,192

Shares	Description ▲	Value
	PREFERRED STOCK – 0.0%

	Sovereign – 0.0%

218,000	Fannie Mae Series S •	$468,700
	Total Preferred Stock (cost $5,173,100)	468,700

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 12.3%

125,243,468	Mount Vernon Securities Lending Prime Portfolio, 0.197% Ω †	$125,243,468
	Total Investments Purchased With Proceeds From Securities Lending (cost $125,243,468)	125,243,468

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 6.6%

	Money Market Funds – 6.1%

	First American Prime Obligations Fund, Class Z
62,579,200	0.042% Ω	$62,579,200
	U.S. Treasury Obligations – 0.5%

	U.S. Treasury Bills ☐
$2,200	0.020%, 07/21/2011	2,199,976
1,625	0.035%, 10/20/2011	1,624,825

50	Nuveen Investments

Shares/ Principal Amount (000)	Description ▲	Value

	U.S. Treasury Obligations (continued)
$1,000	0.055%, 11/17/2011	$999,788
$4,825	Total U.S. Treasury Bills	4,824,589
	Total Short-Term Investments (cost $67,403,092)	67,403,789
	Total Investments (cost $1,207,207,443) – 121.6%	1,237,008,210
	Other Assets Less Liabilities – (21.6)% ¯	(219,590,750)
	Net Assets – 100.0%	$1,017,417,460

Investments in Derivatives

Futures Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	532	9/11	$116,690,880	$230,670
U.S. Treasury 5-Year Note	Short	(401)	9/11	(47,797,319)	260,403
U.S. Treasury 10-Year Note	Short	(323)	9/11	(39,511,986)	148,029
U.S. Treasury Long Bond	Long	14	9/11	1,722,438	(40,939)
U.S. Treasury Ultra Bond	Short	(164)	9/11	(20,705,000)	290,527
					$888,690

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$33,000,000	Receive	3-Month LIBOR	1.255%	Semi-Annually	11/03/11	$(157,879)
JPMorgan	8,000,000	Receive	3-Month LIBOR	3.858	Semi-Annually	1/19/20	(651,097)
UBS	35,000,000	Receive	3-Month LIBOR	1.358	Semi-Annually	9/25/11	(217,619)
UBS	33,000,000	Receive	3-Month LIBOR	1.133	Semi-Annually	3/25/12	(289,779)
UBS	33,000,000	Receive	3-Month LIBOR	1.048	Semi-Annually	6/25/12	(217,756)
UBS	14,000,000	Receive	3-Month LIBOR	3.001	Semi-Annually	8/03/14	(942,355)
							$(2,476,485)
*	Annualized.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2011.

☒	Z-Bonds – Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.

•	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives.

WI/DD	Purchased on a when-issued or delayed delivery basis.

LIBOR	London Inter-Bank offered Rate

MDR	Denotes investment is subject to dollar roll transactions.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	51

Portfolio of Investments

Nuveen High Income Bond Fund

(formerly known as First American High Income Bond Fund)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	HIGH YIELD CORPORATE BONDS – 86.8%

	Banking – 0.8%

	ABN AMRO
$2,000	6.523%, 12/29/2049 ■ ▼ Δ	$1,850,000

	Alfa Bank Issuance
1,500	7.750%, 04/28/2021 ■	1,513,200

	Standard Bank
1,000	8.750%, 02/09/2016 Δ	867,600
4,500	Total Banking	4,230,800
	Basic Industry – 19.6%

	AbitibiBowater Escrow
1,317	10.250%, 10/15/2018 ■	1,425,653

	AK Steel
2,250	7.625%, 05/15/2020 ▼	2,306,250

	Aleris International
1,000	10.000%, 12/15/2016	2,600

	Alrosa Finance
1,000	7.750%, 11/03/2020 ■ ▼	1,087,500

	Aperam
1,500	7.750%, 04/01/2018 ■ ▼	1,511,250

	Appleton Papers
2,000	10.500%, 06/15/2015 ■	2,085,000

	Atkore International
1,000	9.875%, 01/01/2018 ■	1,050,000

	Berry Plastics
2,300	4.122%, 09/15/2014 Δ	2,139,000
1,500	9.750%, 01/15/2021	1,451,250

	Blue Merger Sub
1,000	7.625%, 02/15/2019 ■ ▼	1,010,000

	Building Materials
1,250	6.750%, 05/01/2021 ■ ▼	1,256,250

	Bumi Investment
1,850	10.750%, 10/06/2017 ■	2,101,970

	Calumet Specialty Products
1,075	9.375%, 05/01/2019 ■	1,107,250

	Cascades
2,500	7.750%, 12/15/2017	2,606,250

	Catalyst Paper
1,750	11.000%, 12/15/2016 ■ ▼	1,496,250

	Cemex
1,000	9.000%, 01/11/2018 ■	1,017,500

	Cleaver-Brooks
1,000	12.250%, 05/01/2016 ■	1,030,000

	Corelogic
1,800	7.250%, 06/01/2021 ■	1,755,000

	Delphi
750	5.875%, 05/15/2019 ■ ▼	735,000

	Dish DBS
1,750	6.750%, 06/01/2021 ■ ▼	1,793,750

	Drummond
1,750	9.000%, 10/15/2014 ■	1,841,875

	Exopack Holding
750	10.000%, 06/01/2018 ■	744,375

52	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Basic Industry (continued)

	Geo Group
$965	6.625%, 02/15/2021 ■	$957,763

	Graham Packaging
2,050	8.250%, 10/01/2018 ▼	2,280,625

	Hidili Industry
1,400	8.625%, 11/04/2015 ■ ▼	1,375,500

	Huntington Ingalls Industries
2,250	6.875%, 03/15/2018 ■ ▼	2,306,250

	Huntsman International
1,000	8.625%, 03/15/2021 ▼	1,087,500

	Ineos Group Holdings
2,000	8.500%, 02/15/2016 ■ ▼	1,975,000

	Intertape Polymer Group
2,615	8.500%, 08/01/2014	2,464,637

	JMC Steel Group
2,000	8.250%, 03/15/2018 ■	2,030,000

	K Hovnanian Enterprises
1,775	8.625%, 01/15/2017 ▼	1,127,125

	Longview Fibre Paper & Packaging
1,750	8.000%, 06/01/2016 ■ ▼	1,758,750

	Metinvest
1,250	10.250%, 05/20/2015 ■	1,360,875

	Millar Western Forest
2,250	8.500%, 04/01/2021 ■	2,025,000

	Momentive Performance
2,500	9.000%, 01/15/2021	2,550,000

	Novelis
2,050	8.375%, 12/15/2017	2,188,375

	Park Ohio Industries
3,300	8.125%, 04/01/2021 ■	3,300,000

	Patriot Coal
2,250	8.250%, 04/30/2018 ▼	2,328,750

	Pittsburgh Glass Works
2,565	8.500%, 04/15/2016 ■ ▼	2,635,538

	Ply Gem Industries
1,000	8.250%, 02/15/2018 ■ ▼	947,500

	Polarcus Alima AS
2,300	12.500%, 10/29/2015	2,300,000

	Polymer Group
1,800	7.750%, 02/01/2019 ■ ▼	1,804,500

	Polypore International
800	7.500%, 11/15/2017	846,000

	Reynolds Group
4,800	8.750%, 05/15/2018 ▼	4,716,000

	RR Donnelley & Sons
1,300	7.250%, 05/15/2018 ▼	1,300,000

	Solo Cup
750	8.500%, 02/15/2014 ▼	699,375

	Speedy Cash
1,250	10.750%, 05/15/2018 ■ ▼	1,278,125

	Stora Enso
2,000	7.250%, 04/15/2036 ■	1,895,000

Nuveen Investments	53

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Basic Industry (continued)

	Taseko Mines
$2,250	7.750%, 04/15/2019	$2,266,875

	Tembec Industries
2,300	11.250%, 12/15/2018 ▼	2,406,375

	Thompson Creek Metals
2,100	7.375%, 06/01/2018 ■	2,058,000

	Tl Acquisitions
1,000	10.500%, 01/15/2015 ■	905,000

	UCI International
1,575	8.625%, 02/15/2019	1,622,250

	Vedanta Resources
905	9.500%, 07/18/2018 ■ ▼	986,450

	Verso Paper Holdings
1,577	11.500%, 07/01/2014	1,679,505
1,500	8.750%, 02/01/2019 ■ ▼	1,335,000

	West China Cement
2,000	7.500%, 01/25/2016 ■ ▼	1,920,000

	WPE International Cooperatief
2,000	10.375%, 09/30/2020 ■	2,120,000
99,269	Total Basic Industry	98,391,616
	Capital Goods – 3.7%

	Abengoa Finance
2,675	8.875%, 11/01/2017 ■ ▼	2,731,844

	Columbus Mckinnon
1,550	7.875%, 02/01/2019	1,573,250

	Commercial Vehicle Group
1,750	7.875%, 04/15/2019 ■	1,750,000

	Ducommun
750	9.750%, 07/15/2018 ■	770,625

	Global Rig Company
750	13.000%, 06/15/2015	754,027

	Kratos Defense & Security Solutions
1,500	10.000%, 06/01/2017	1,582,500

	Liberty Tire Recycling
1,000	11.000%, 10/01/2016 ■	1,045,000

	Navistar International
1,250	8.250%, 11/01/2021	1,337,500

	Neff Rental
1,500	9.625%, 05/15/2016 ■	1,426,875

	Titan International
1,750	7.875%, 10/01/2017 ■ ▼	1,828,750

	United Rentals North America
2,300	8.375%, 09/15/2020 ▼	2,328,750

	Wyle Services
1,500	10.500%, 04/01/2018 ■	1,590,000
18,275	Total Capital Goods	18,719,121
	Communications – 10.6%

	American Media
2,250	13.500%, 06/15/2018 ■ ▼	2,424,375

	Bakrie Telecom
1,500	11.500%, 05/07/2015 ■	1,537,500

54	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Communications (continued)

	Belo
$1,500	7.750%, 06/01/2027	$1,406,250

	CCO Holdings
500	7.000%, 01/15/2019 ■	513,750
1,250	7.000%, 01/15/2019 ▼	1,287,500

	Citizens Communications
1,450	9.000%, 08/15/2031	1,486,250

	Clear Channel Communications
2,100	10.750%, 08/01/2016	1,895,250
1,500	9.000%, 03/01/2021 ■	1,436,250

	Clearwire Communications
1,750	12.000%, 12/01/2017 ■ ▼	1,833,125

	Cumulus Media
1,450	7.750%, 05/01/2019 ■ ▼	1,399,250

	Digicel Group
1,300	10.500%, 04/15/2018 ■	1,456,000

	Earthlink
1,500	8.875%, 05/15/2019 ■ ▼	1,361,250

	FairPoint Communications Series I
1,043	13.125%, 04/02/2018 ▼	10,430

	Frontier Communications
1,842	8.500%, 04/15/2020	2,007,780

	Gannett
2,000	9.375%, 11/15/2017	2,200,000

	Goodman Network
2,000	12.125%, 07/01/2018 ■	1,990,000

	Insight Communications
1,000	9.375%, 07/15/2018 ■	1,097,500

	Integra Telecom Holdings
2,075	10.750%, 04/15/2016 ■	2,095,750

	Intelsat Bermuda
2,500	11.250%, 02/04/2017	2,684,375

	Intelsat Jackson Holdings
2,015	7.250%, 04/01/2019 ■ ▼	1,999,888

	Level 3 Communications
2,500	11.875%, 02/01/2019 ■ ▼	2,696,875

	McClatchy
2,100	11.500%, 02/15/2017	2,231,250

	Media General
2,100	11.750%, 02/15/2017 ▼	2,042,250

	Nextel Communications
	Series D
2,000	7.375%, 08/01/2015 ▼	2,000,000

	Sprint Capital
2,000	6.900%, 05/01/2019 ▼	2,060,000

	Syniverse Holdings
1,500	9.125%, 01/15/2019 ■	1,560,000

	Trilogy International Partners
1,500	10.250%, 08/15/2016 ■ ▼	1,522,500

	UnityMedia Hessen
2,750	8.125%, 12/01/2017 ■	2,921,875

Nuveen Investments	55

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Communications (continued)

	Windstream
$1,750	8.125%, 09/01/2018	$1,855,000

	XM Satellite Radio
2,000	7.625%, 11/01/2018 ■	2,090,000
52,725	Total Communications	53,102,223
	Consumer Cyclical – 9.1%

	AMC Networks
800	7.750%, 07/15/2021 ■	836,000

	Ameristar Casinos
2,100	7.500%, 04/15/2021 ■ ▼	2,165,625

	Beazer Homes USA
2,500	9.125%, 06/15/2018	2,156,250

	Brunswick
1,000	7.125%, 08/01/2027 ▼	870,000

	Burlington Coat Factory
1,750	10.000%, 02/15/2019 ■ ▼	1,732,500

	Caesars Entertainment Operating
2,500	5.625%, 06/01/2015 ▼	2,018,750
2,750	12.750%, 04/15/2018 ▼	2,743,125

	Casella Waste Systems
750	7.750%, 02/15/2019 ■ ▼	751,875

	Chukchansi Economic
1,500	8.000%, 11/15/2013 ■	1,222,500

	CKE Restaurants
1,500	11.375%, 07/15/2018	1,638,750

	Dana Holding
2,000	6.500%, 02/15/2019 ▼	1,980,000

	Fontainebleau Las Vegas
1,000	10.250%, 06/15/2015 ■ Δ	500

	Ford Motor
2,000	7.450%, 07/16/2031 ▼	2,267,274

	Giti Tire
700	12.250%, 01/26/2012	686,358

	Hilton Hotels
2,000	4.761%, 11/15/2013 ■ Δ	1,975,000

	InVentiv Health Capital
1,500	10.000%, 08/15/2018 ■	1,470,000

	Isle Of Capri Casinos
1,625	7.750%, 03/15/2019 ■ ▼	1,641,250

	Liz Claiborne
1,350	10.500%, 04/15/2019 ■ ▼	1,377,000

	Macy’s Retail Holdings
1,500	7.875%, 08/15/2036	1,607,282

	Marina District Finance
1,700	9.875%, 08/15/2018 ■	1,763,750

	MGM Mirage
1,750	6.875%, 04/01/2016 ▼	1,640,625

	MGM Resorts International
2,000	10.000%, 11/01/2016 ■ ▼	2,120,000

	Mohegan Tribal Gaming
1,750	6.125%, 02/15/2013 ▼	1,452,500

56	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Consumer Cyclical (continued)

	National CineMedia
$1,250	7.875%, 07/15/2021 ■	$1,270,313

	Nortek
1,500	8.500%, 04/15/2021 ■ ▼	1,387,500

	Regal Entertainment Group
1,100	9.125%, 08/15/2018 ▼	1,138,500

	Rite Aid
2,000	6.875%, 08/15/2013 ▼	1,942,500
1,250	9.375%, 12/15/2015 ▼	1,165,625

	Standard Pacific
1,500	8.375%, 05/15/2018 ▼	1,486,875

	Trimas
1,000	9.750%, 12/15/2017	1,095,000

	William Lyon Homes
750	10.750%, 04/01/2013 ▼	388,125
48,375	Total Consumer Cyclical	45,991,352
	Consumer Non Cyclical – 10.3%

	Albertsons
1,500	8.000%, 05/01/2031	1,278,750

	Apria Healthcare Group I
1,000	11.250%, 11/01/2014	1,035,000

	Aramark Holdings
1,100	8.625%, 05/01/2016 ■	1,119,250

	Central Garden & Pet Company
2,250	8.250%, 03/01/2018	2,323,125

	Community Health Systems
1,965	8.875%, 07/15/2015 ▼	2,023,950

	Constellation Enterprises
1,750	10.625%, 02/01/2016 ■	1,787,187

	Darling International
1,900	8.500%, 12/15/2018 ■	2,052,000

	Dyncorp International
2,150	10.375%, 07/01/2017 ■ ▼	2,203,750

	Endo Pharmaceuticals Holdings
750	7.000%, 07/15/2019 ■ ▼	768,750

	Fage Dairy
1,350	9.875%, 02/01/2020 ■	1,353,375

	General Motors
250	6.750%, 06/01/2018 ■ ▼	250,625

	Harmony Foods
1,750	10.000%, 05/01/2016 ■	1,785,000

	HCA Holdings
2,500	7.750%, 05/15/2021 ■ ▼	2,593,750

	HealthSouth Capital
1,850	7.750%, 09/15/2022 ▼	1,949,438

	Hertz
2,400	7.375%, 01/15/2021 ■ ▼	2,442,000

	Icon Health & Fitness
1,500	11.875%, 10/15/2016 ■	1,530,000

	Ingles Markets
1,250	8.875%, 05/15/2017	1,337,500

Nuveen Investments	57

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Consumer Non Cyclical (continued)

	JBS USA
$1,300	7.250%, 06/01/2021 ■	$1,264,250

	Kindred Healthcare
1,210	8.250%, 06/01/2019 ■	1,203,950

	Land O Lakes Capital Trust I
2,000	7.450%, 03/15/2028 ■	1,905,000

	Marfrig Overseas
1,500	9.500%, 05/04/2020 ■	1,522,500

	Merge Healthcare
1,750	11.750%, 05/01/2015	1,872,500

	MHP
1,250	10.250%, 04/29/2015 ■	1,335,875

	National Mentor Holdings
1,710	12.500%, 02/15/2018 ■	1,710,000

	Pinnacle Foods
2,550	8.250%, 09/01/2017	2,645,625

	Res-care
2,100	10.750%, 01/15/2019 ▼	2,194,500

	STHI Holding
1,605	8.000%, 03/15/2018 ■	1,629,075

	Supervalu
1,225	7.500%, 11/15/2014 ▼	1,225,000

	Symbion
—	¥11.000%, 08/23/2015	466

	Tenet Healthcare
1,750	8.000%, 08/01/2020	1,778,438
1,500	6.875%, 11/15/2031	1,252,500

	Valeant Pharmaceuticals
815	6.875%, 12/01/2018 ■	798,700

	Viterra
1,575	5.950%, 08/01/2020 ■	1,601,614
51,055	Total Consumer Non Cyclical	51,773,443

	Electric – 3.5%

	AES
2,100	8.000%, 10/15/2017 ▼	2,226,000

	Calpine
2,785	7.875%, 07/31/2020 ■ ▼	2,910,325

	Dubai Electricity & Water
2,300	7.375%, 10/21/2020 ■	2,366,125

	Edison Mission Energy
2,350	7.500%, 06/15/2013 ▼	2,364,687

	Energy Future Holdings
1,500	10.875%, 11/01/2017 ▼	1,282,500

	Midwest Generation Series B
3,249	8.560%, 01/02/2016	3,330,316

	Mirant Americas Generation
1,800	8.500%, 10/01/2021	1,845,000

	Texas Competitive Electric Holdings
1,500	11.500%, 10/01/2020 ■ ▼	1,473,750
17,584	Total Electric	17,798,703

58	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Energy – 13.0%

	Black Elk Energy
$1,500	13.750%, 12/01/2015 ■	$1,507,500

	Bluewater Holding
1,500	3.276%, 07/17/2014 Δ	1,185,000

	Brigham Exploration Series 1
1,750	8.750%, 10/01/2018	1,907,500

	Calfrac Holdings
2,250	7.500%, 12/01/2020 ■ ▼	2,272,500

	Carrizo Oil & Gas
2,750	8.625%, 10/15/2018	2,832,500

	Concho Resources
2,050	8.625%, 10/01/2017	2,234,500

	Connacher Oil & Gas
2,000	8.500%, 08/01/2019 ■	1,900,000

	Copano Energy
850	7.125%, 04/01/2021	839,375

	Empresa Distribuidora Norte
1,500	9.750%, 10/25/2022 ■	1,511,250

	Energy XXI Gulf Coast
1,800	9.250%, 12/15/2017 ■	1,917,000

	EnergySolutions
1,210	10.750%, 08/15/2018	1,276,550

	Floatel Superior
1,500	13.000%, 09/02/2015	1,620,000

	Forbes Energy Services
1,500	9.000%, 06/15/2019 ■	1,477,500

	Golden Close Marit
2,000	11.000%, 12/09/2015	2,140,000

	Inergy LP
1,400	7.000%, 10/01/2018 ■	1,414,000

	Jasper Explorer
1,500	13.500%, 05/27/2016	1,477,095

	Laredo Petroleum
2,250	9.500%, 02/15/2019 ■	2,373,750

	Linn Energy
2,125	8.625%, 04/15/2020	2,305,625

	Meg Energy
2,250	6.500%, 03/15/2021 ■	2,261,250

	NRG Energy
1,480	7.625%, 05/15/2019 ■	1,472,600

	Ocean Rig Underwater
2,000	9.500%, 04/27/2016	1,990,000

	OGX Petroleo E Gas Participacoes
1,985	8.500%, 06/01/2018 ■ ▼	2,041,572

	Opti Canada
1,000	8.250%, 12/15/2014 ▼ *	415,000

	Panoro Energy
2,000	12.000%, 11/15/2018 ■	2,040,000

	Petrohawk Energy
500	7.250%, 08/15/2018	513,125

Nuveen Investments	59

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Energy (continued)

	Petroplus Finance
$2,800	9.375%, 09/15/2019 ■ ▼	$2,814,000

	QuadraFNX Mining
1,300	7.750%, 06/15/2019 ■	1,313,000

	Range Resources
1,000	8.000%, 05/15/2019	1,085,000

	RDS Ultra-Deepwater
1,210	11.875%, 03/15/2017 ■	1,355,200

	Sandridge Energy
2,000	7.500%, 03/15/2021 ■	2,025,000

	Seadrill
2,000	6.500%, 10/05/2015	1,940,000

	Sevan Marine
500	12.000%, 08/10/2015 Δ	410,000

	SM Energy
2,150	6.625%, 02/15/2019 ■	2,155,375

	Stone Energy
2,200	8.625%, 02/01/2017	2,266,000

	United Refining
2,720	10.500%, 02/28/2018	2,720,000

	W & T Offshore
1,500	8.500%, 06/15/2019 ■	1,518,750

	Western Refining
2,715	11.250%, 06/15/2017 ■	3,054,375
64,745	Total Energy	65,581,892

	Finance – 4.1%

	Ace Cash Express
2,000	11.000%, 02/01/2019 ■ ▼	2,005,000

	AGFC Capital Trust I
2,000	6.000%, 01/15/2067 ■ Δ	1,350,000

	Credit Acceptance
1,250	9.125%, 02/01/2017	1,337,500

	E*Trade Financial
1,500	6.750%, 06/01/2016 ▼	1,470,000

	Glen Meadow
3,500	6.505%, 02/12/2067 ■ Δ	3,080,000

	International Lease Finance
1,000	5.750%, 05/15/2016 ▼ Δ	984,717

	Offshore Group Investment
2,250	11.500%, 08/01/2015 ▼	2,446,875

	Rare Restaurant Group
2,500	9.250%, 05/15/2014 ■	2,075,000

	Servicios Corporativos Javer
2,822	9.875%, 04/06/2021 ■	2,941,935

	Springleaf Finance Series MTN
2,350	6.900%, 12/15/2017	2,156,125

	Squaretwo Financial
1,000	11.625%, 04/01/2017 ▼	1,045,000
22,172	Total Finance	20,892,152

60	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Insurance – 2.6%

	American International Group
$2,300	6.250%, 03/15/2087 ▼ Δ	$2,093,000

	CNO Financial Group
2,750	9.000%, 01/15/2018 ■	2,915,000

	Dai-Ichi Mutual Life
2,500	7.250%, 07/25/2021 ■ Δ	2,498,532

	Provincia De Buenos Aires
1,250	10.875%, 01/26/2021 ■	1,178,750

	Provincia De Cordoba
2,000	12.375%, 08/17/2017 ■	2,090,000

	XL Capital Series E
2,500	6.500%, 12/29/2049 ▼	2,293,750
13,300	Total Insurance	13,069,032
	Natural Gas – 1.2%

	Holly Energy Partners
1,950	6.250%, 03/01/2015	1,950,000

	Sabine Pass LNG
1,885	7.500%, 11/30/2016	1,932,125

	Southern Union
2,100	7.200%, 11/01/2066 ▼ Δ	1,953,000
5,935	Total Natural Gas	5,835,125
	Real Estate – 2.2%

	Central China Real Estate
1,375	12.250%, 10/20/2015 ■ ▼	1,423,125

	CNL Lifestyle Properties
1,500	7.250%, 04/15/2019 ■	1,357,500

	Country Garden Holdings
1,750	11.125%, 02/23/2018 ■ ▼	1,802,500

	Fosun International
1,750	7.500%, 05/12/2016 ■ ▼	1,732,500

	Realogy
3,375	11.500%, 04/15/2017	3,425,625

	Rouse
1,125	6.750%, 11/09/2015	1,160,156
10,875	Total Real Estate	10,901,406
	Sovereign – 0.3%

	Republic of Argentina
1,250	8.750%, 06/02/2017	1,300,000
	Technology – 2.3%

	First Data
2,349	12.625%, 01/15/2021 ■ ▼	2,513,430
2,975	8.750%, 01/15/2022 ■ ▼	2,908,063

	Freescale Semiconductor
2,500	8.050%, 02/01/2020 ■ ▼	2,512,500
22	10.750%, 08/01/2020 ■	24,860

	Lawson Software
750	11.500%, 7/15/2018 ■	739,687

	Seagate
2,850	6.875%, 05/01/2020 ■	2,828,625
11,446	Total Technology	11,527,165

Nuveen Investments	61

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Transportation – 3.5%

	Air Canada
$2,500	12.000%, 02/01/2016 ■ ▼	$2,581,250

	American Airlines Partner Trust Series B
1,800	7.000%, 07/31/2019 ▼	1,701,000

	CDRT Merger Sub
500	8.125%, 06/01/2019	498,125

	Chrysler Group
800	8.000%, 06/15/2019 ■ ▼	786,000
2,750	8.250%, 06/15/2021 ■ ▼	2,695,000

	Marquette Transportation
1,000	10.875%, 01/15/2017	1,007,500

	Martin Midstream Partners
2,090	8.875%, 04/01/2018 ▼	2,194,500

	Navios Maritime Acquisition
1,750	8.625%, 11/01/2017 ▼	1,723,750

	Sevan Marine
1,400	3.443%, 05/14/2013	1,120,000

	United Air Lines
1,800	9.875%, 08/01/2013 ■	1,890,000

	Western Express
1,250	12.500%, 04/15/2015 ■ ▼	1,181,250
17,640	Total Transportation	17,378,375
$439,146	Total High Yield Corporate Bonds (cost $431,849,513)	436,492,405

Shares	Description ▲	Value
	PREFERRED STOCKS – 5.5%

	Banking – 0.8%

	Bank of America
151,000	Series 5 ▼	2,876,550
47,500	Series MER	1,251,625
	Total Banking	4,128,175
	Consumer Cyclical – 0.1%

	M/I Homes
462,500	Series A —	425,000
	Consumer Non Cyclical – 0.1%

	Hersha Hospitality Trust
500,000	Series B —	494,200
	Finance – 2.6%

2,000	Ally Financial ■	1,879,625

20,700	American International Group	518,742

46,305	Citigroup Cap IX —	1,082,148

44,879	Citigroup Capital XI	1,046,578

37,100	Citigroup Capital XII	957,922

50,000	Cogdell Spencer – REIT, Series A	1,255,000

66,322	Freddie Mac —	152,541

	Goldman Sachs Group
72,400	Series A	1,542,844

613,799	JPM Chase Capital XXVI ▼	612,575

62	Nuveen Investments

Shares	Description ▲	Value

	Finance (continued)

101,700	Morgan Stanley	$2,105,190

	Royal Bank Scotland Group
64,000	Series L	1,169,280
47,060	Series N —	802,843
	Total Finance	13,125,288
	Insurance – 0.5%

	Aspen Insurance Holdings
45,000	Series A	1,123,200

	Endurance Specialty Holding
40,000	Series B —	998,000

	PartnerRe
21,000	Series E —	533,190
	Total Insurance	2,654,390
	Real Estate – 0.9%

	American Home Mortgage Investments – REIT
10,000	Series B —
                                    [GRAPHIC]
		1

	Ashford Hospitality Trust – REIT
46,900	Series D	1,157,492

	Commonwealth – REIT
30,000	Series E ▼ —	749,700

25,000	Equity Lifestyle Properties	633,250

	First Potomac Realty Trust
20,000	Series A	506,800

	LaSalle Hotel Properties
50,000	Series H	1,249,000
	Total Real Estate	4,296,243
	Technology – 0.3%

65,000	Dupont Fabros	1,644,500
	Transportation – 0.2%

31,338	Seaspan	855,214
	Total Preferred Stocks (cost $26,661,366)	27,623,010

Shares	Description ▲	Value
	COMMON STOCKS – 1.5%

	Basic Industry – 0.5%

25,901	AbitibiBowater ▼ •	$525,791

27,806	Archer-Daniels-Midland	838,351

17,088	Georgia Gulf ▼ •	412,504

16,000	Nortek •	575,840
	Total Basic Industry	2,352,486
	Communications – 0.2%

14,007	FairPoint Communications ▼ •	129,002

8,300	Nippon Telegraph & Telephone ▼	200,694

3,000	Telefonica ▼	73,470

17,000	Vodafone Group	454,240
	Total Communications	857,406

Nuveen Investments	63

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Shares	Description ▲	Value

	Consumer Cyclical – 0.0%

30,000	Greektown •	$—
	Consumer Discretionary – 0.2%

7,000	Lear	374,360

17,800	Target	834,998
	Total Consumer Discretionary	1,209,358
	Energy – 0.3%

3,500	ConocoPhillips	263,165

2,860	Magnachip Semiconductor •	32,947

4,278	Pace Oil and Gas ▼ •	32,684

44,000	Pengrowth Energy	553,520

38,000	Provident Energy	339,340
	Total Energy	1,221,656
	Finance – 0.1%

16,200	Lincoln National	461,538
	Real Estate – 0.2%

7,700	Macerich – REIT ▼	411,950

10,200	Mid-America Apartment Communities – REIT ▼	688,194
	Total Real Estate	1,100,144
	Transportation – 0.0%

19,158	Delta Air Lines —	175,679
	Total Common Stocks (cost $8,004,229)	7,378,267

Principal Amount (000)	Description ▲	Value
	INVESTMENT GRADE CORPORATE BONDS – 1.2%

	Basic Industry – 0.6%

	Vale Overseas Limited
$1,100	6.551%, 10/13/2020 ■	$1,345,720

	VTB Capital

1,500	8.250%, 01/17/2034	1,522,500
2,600	Total Basic Industry	2,868,220
	Energy – 0.2%

	Valero Energy

1,000	6.625%, 06/15/2037 ▼	1,042,656
	Sovereigns – 0.4%

	Republic of Poland

1,950	6.375%, 07/15/2019	2,227,875
$5,550	Total Investment Grade Corporate Bonds (cost $6,007,700)	6,138,751

Shares/ Principal Amount (000)	Description ▲	Value
	CONVERTIBLE SECURITIES – 1.2%

	Energy – 0.6%

19,975	Chesapeake Energy Series 2005B	1,972,531

64	Nuveen Investments

Shares/ Principal Amount (000)	Description ▲	Value

	Energy (continued)

	Evergreen Solar

$2,500	13.000%, 04/15/2015	$943,750
	Total Energy	2,916,281
	Real Estate – 0.2%

35,000	Pebblebrook Hotel Trust	879,900
	Technology – 0.4%

	Hutchinson Technology
1,164	3.250%, 01/15/2026	942,840
1,417	8.500%, 01/15/2026 ▼	1,197,365
	Total Technology	2,140,205
	Total Convertible Securities (cost $6,761,942)	5,936,386

Shares	Description ▲	Value
	CLOSED-END FUNDS – 0.9%

32,000	Alliance National Municipal Income Fund	428,800

114,000	Blackrock Credit Allocation Income Trust	1,426,140

49,000	Blackrock Global Opportunities Equity Trust ▼	885,430

5,000	First Trust/Aberdeen Global Opportunities Income Fund	87,150

37,500	Gabelli Global Gold Natural Resources & Income Trust	666,375

27,600	ING Clarion Global Real Estate Income Fund	231,012

39,000	Invesco Municipal Income Opportunities Trust	246,090

45,000	Pimco Income Strategy Fund ▼	582,300
	Total Closed-End Funds (cost $4,322,491)	4,553,297

Shares	Description ▲	Value
	EXCHANGE-TRADED FUNDS – 0.6%

27,600	SPDR DB International Government Inflation-Protected Bond Fund	1,708,993

27,100	SPDR S&P Dividend	1,465,027
	Total Exchange-Traded Funds (cost $2,820,555)	3,174,020

Principal Amount (000)	Description ▲	Value
	ASSET-BACKED SECURITIES – 0.4%

	Manufactured Housing – 0.0%

	Green Tree Financial Series 1998-1, Class A4
$4	6.040%, 11/01/2029	4,325
	Transportation – 0.4%

	Continental Airlines Series Series RJ03
2,295	7.875%, 01/02/2020	2,289,741
$2,299	Total Asset-Backed Securities (cost $2,294,651)	2,294,066

Nuveen Investments	65

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Shares	Description ▲	Value

	Warrants – 0.0%

	FairPoint Communications
6,489	0.000%, 01/24/2018 —	$1,622
	Total Warrants (cost $0)	1,622

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 28.9%

	Mount Vernon Securities Lending Prime Portfolio
145,527,120	0.197% Ω †	$145,527,120
	Total Investments Purchased With Proceeds From Securities Lending (cost $145,527,120)	145,527,120

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.5%

	Money Market Funds – 1.5%

	First American Prime Obligations Fund, Class Z
7,484,469	0.042% Ω	$7,484,469
	U.S. Treasury Obligations – 0.0%

	U.S. Treasury Bills
$5,000	0.094%, 07/21/2011	5,000
	Total Short-Term Investments (cost $7,489,469)	7,489,469
	Total Investments (cost $641,739,036) – 128.5%	646,608,413
	Other Assets Less Liabilities – (28.5)%	(143,452,977)
	Net Assets – 100.0%	$503,155,436

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2011.

For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

*	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to “write-off” any remaining accrued recorded balances on the Fund’s records. Subsequently, the Fund sold this security on July 14, 2011.

¥	Principal Amount (000) rounds to less than $1,000.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

66	Nuveen Investments

Portfolio of Investments

Nuveen Inflation Protected Securities Fund

(formerly known as First American Inflation Protected Securities Fund)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	U.S. GOVERNMENT & AGENCY SECURITIES – 86.5%

	U.S. Treasuries – 85.6%

	U.S. Treasury Bonds
$1,225	8.750%, 08/15/2020	$1,795,391
1,730	8.000%, 11/15/2021 ▼	2,463,357
11,514	2.375%, 01/15/2025 ▼ ◀	13,233,897
6,601	2.000%, 01/15/2026 ◀	7,212,247
6,078	2.375%, 01/15/2027 ▼ ◀	6,930,945
6,253	1.750%, 01/15/2028 ◀	6,543,686
7,474	3.625%, 04/15/2028 ◀	9,841,942
2,881	2.500%, 01/15/2029 ▼ ◀	3,345,703
8,174	3.875%, 04/15/2029 ◀	11,200,837
8,923	2.125%, 02/15/2040 ◀	9,709,820
9,808	2.125%, 02/15/2041 ▼ ◀	10,656,176

	U.S. Treasury Notes
1,108	2.000%, 04/15/2012 ◀	1,132,498
10,641	0.625%, 04/15/2013 ▼ ◀	10,953,998
4,837	1.875%, 07/15/2013 ▼ ◀	5,139,283
4,637	2.000%, 01/15/2014 ▼ ◀	4,996,176
10,590	1.250%, 04/15/2014 ▼ ◀	11,234,502
4,653	2.000%, 07/15/2014 ▼ ◀	5,074,668
5,477	1.625%, 01/15/2015 ▼ ◀	5,940,889
14,638	0.500%, 04/15/2015 ▼ ◀	15,267,304
2,070	1.875%, 07/15/2015 ▼ ◀	2,282,193
4,731	2.000%, 01/15/2016 ▼ ◀	5,257,998
11,402	0.125%, 04/15/2016 ▼ ◀	11,659,143
5,346	2.500%, 07/15/2016 ▼ ◀	6,117,334
5,387	2.375%, 01/15/2017 ▼ ◀	6,144,997
3,527	2.625%, 07/15/2017 ▼ ◀	4,102,625
4,885	1.625%, 01/15/2018 ▼ ◀	5,371,644
3,781	1.375%, 07/15/2018 ▼ ◀	4,105,084
4,106	2.125%, 01/15/2019 ▼ ◀	4,665,848
4,503	1.875%, 07/15/2019 ▼ ◀	5,035,955
6,927	1.375%, 01/15/2020 ▼ ◀	7,427,841
10,014	1.250%, 07/15/2020 ▼ ◀	10,592,642
19,668	1.125%, 01/15/2021 ▼ ◀	20,424,130

213,589	Total U.S. Treasuries	235,860,753
	U.S. Agency Debentures – 0.9%

	Federal National Mortgage Association
1,245	4.625%, 05/01/2013	1,329,005

	Tennessee Valley Authority
1,055	3.875%, 02/15/2021	1,083,714

2,300	Total U.S. Agency Debentures	2,412,719
$215,889	Total U.S. Government & Agency Securities (cost $229,194,956)	238,273,472

Principal Amount (000)	Description ▲	Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.2%

	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2005-CD1, Class A4
$1,255	5.220%, 07/15/2044 Δ	$1,364,652

	Extended Stay America Trust
	Series 2010-ESHA, Class C
1,040	4.860%, 11/05/2027 ■	1,038,234

Nuveen Investments	67

Portfolio of Investments

Nuveen Inflation Protected Securities Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

	Greenwich Capital Commercial Funding
	Series 2007-GG11, Class A4
$2,300	5.736%, 12/10/2049 ▼	$2,468,015

	GS Mortgage Securities Trust
	Series 2007-GG10, Class A4
2,480	5.992%, 08/10/2045 ▼ Δ	2,662,529

	JPMorgan Chase Commercial Mortgage Securities
	Series 2007-CB18, Class A4
1,400	5.440%, 06/12/2047	1,496,263
	Series 2007-CBC20, Class A4
2,000	5.794%, 02/12/2051	2,171,061
	Series 2010-C1, Class A1
999	3.853%, 06/15/2043 ■	1,033,000
	Series 2011-C4, Class A3
1,470	4.106%, 07/15/2046 Δ ■	1,466,829

	LB-UBS Commerical Mortgage Trust
	Series 2008-C1, Class A2
2,000	6.145%, 04/15/2041 Δ	2,227,270

	Merrill Lynch Mortgage Trust
	Series 2008-C1, Class A4
380	5.690%, 02/12/2051	410,647

	Morgan Stanley Capital I
	Series 2006-IQ12, Class A4
500	5.332%, 12/15/2043	540,187
	Series 2011-C1, Class C
425	5.256%, 09/15/2047 Δ ■	404,081

	OBP Depositor Trust
	Series 2010-OBP, Class A
700	4.646%, 07/15/2045 ■	726,503

	WF-RBS Commercial Mortgage Trust

	Series 2011-C2, Class C
450	5.392%, 02/15/2044 Δ ■	422,663
	Series 2011-C3, Class A4
1,260	4.375%, 03/15/2044 Δ ■	1,239,419
18,659	Total Commercial Mortgage-Backed Securities (cost $19,440,415)	19,671,353

Principal Amount (000) —	Description ▲	Value
	CORPORATE BONDS – 3.9%

	Banking – 0.1%

	Banco Do Nordeste Brasil
200	3.625%, 11/09/2015 ■	196,500
	Basic Industry – 0.7%

	Alrosa Finance
150	7.750%, 11/03/2020 ▼ ■	163,125

	Georgia-Pacific
150	7.125%, 01/15/2017 ■	158,138

	Reynolds Group
175	7.125%, 04/15/2019 ■	173,688

	Sinochem Overseas Capital
150	4.500%, 11/12/2020 ▼ ■	143,816

	Southern Copper
1,000	7.500%, 07/27/2035	1,047,060

68	Nuveen Investments

Principal Amount (000) —	Description▲	Value

	Basic Industry (continued)

	Vedanta Resources
$250	9.500%, 07/18/2018 ▼ ■	$272,500
1,875	Total Basic Industry	1,958,327
	Consumer Non Cyclical – 0.2%

	HCA
360	7.250%, 09/15/2020	386,550
	Electric – 0.4%

	AES
150	8.000%, 10/15/2017 ▼	159,000

	Calpine
250	7.875%, 07/31/2020 ▼ ■	261,250

	Comision Federal De Electric
570	4.875%, 05/26/2021 ■	569,202
970	Total Electric	989,452
	Energy – 0.5%

	Carrizo Oil & Gas
130	8.625%, 10/15/2018	133,900

	Concho Resources
200	8.625%, 10/01/2017 ▼	218,000

	Holly Energy Partners
200	6.250%, 03/01/2015	200,000

	Linn Energy
175	8.625%, 04/15/2020	189,875

	Range Resources
250	8.000%, 05/15/2019	271,250

	Seadrill
200	6.500%, 10/05/2015	194,000

	SM Energy
175	6.625%, 02/15/2019 ■	175,438
1,330	Total Energy	1,382,463
	Insurance – 0.4%

	Pacific Life Global Funding
1,000	4.860%, 02/06/2016 Δ ■	1,009,900
	Materials – 0.1%

	QuadraFNX Mining
200	7.750%, 06/15/2019 ■	202,000

	Taseko Mines
150	7.750%, 04/15/2019	151,125
350	Total Materials	353,125
	Natural Gas – 0.1%

	Energy Transfer Equity
350	7.500%, 10/15/2020 ▼	371,000
	Real Estate – 0.1%

	Country Garden Holdings
200	11.125%, 02/23/2018 ▼ ■	206,000
	Sovereigns – 1.0%

	Australian Government
AUD 800,000	5.750%, 04/15/2012	864,833

	Canadian Government
CAD 800,000	1.500%, 03/01/2012	831,313
CAD 750,000	3.500%, 06/01/2020	806,745

Nuveen Investments	69

Portfolio of Investments

Nuveen Inflation Protected Securities Fund (continued)

June 30, 2011

Principal Amount (000)	Description▲	Value

	Republic of Poland
$300	6.375%, 07/15/2019	$342,750
	Total Sovereigns	2,845,641
	Transportation – 0.3%

	Avis Budget Car Rental
150	7.750%, 05/15/2016	152,625

	Chrysler Group
100	8.000%, 06/15/2019	98,119

	Dana Holding
175	6.500%, 02/15/2019 ▼	173,250

	Hertz
175	7.375%, 01/15/2021 ▼ ■	178,063

	Navios Maritime Acquisition
150	8.625%, 11/01/2017	147,750

	Viterra
175	5.950%, 08/01/2020 ■	177,957
925	Total Transportation	927,764
7,560	Total Corporate Bonds (cost $10,149,897)	10,626,722

Principal Amount (000)	Description▲	Value
	Municipal Bonds – 0.4%

	Illinois
1,130	5.877%, 03/01/2019	$1,166,103
	Total Municipal Bonds (cost $1,130,000)	1,166,103

Shares	Description ▲	Value
	PREFERRED STOCKS – 0.4%

	Banking – 0.1%

	Goldman Sachs Group
13,000	Series A ▼	$277,030
	Finance – 0.3%

	Bank of America
15,000	Series 5 ▼	285,750

5,000	Citigroup Capital XI	116,600

2,000	JPMorgan Chase Capital XXVI ▼	52,920

12,000	Morgan Stanley	248,400
	Total Finance	703,670
	Sovereign – 0.0%

	Fannie Mae
16,000	Series S	34,400
	Total Preferred Stocks (cost $1,325,120)	1,015,100
Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – PRIVATE MORTGAGE-BACKED SECURITIES – 0.3%

	Fixed Rate – 0.3%

	Sequoia Mortgage Trust
	Series 2011-1, Class A1
$836,695	4.125%, 02/25/2041	$838,419
	Total Collateralized Mortgage Obligation – Private Mortgage-Banked Securities (cost $836,695)	838,419

70	Nuveen Investments

Shares	Description ▲	Value

	CONVERTIBLE SECURITIES – 0.1%

	Energy – 0.1%

	Chesapeake Energy
2,000	Series 2005B	$197,500
	Total Convertible Securities (cost $170,000)	197,500

Shares	Description ▲	Value
	Closed-End Funds – 0.0%

10,500	Blackrock Credit Allocation Income Trust	131,355
	Total Closed End Funds (cost $124,553)	131,355

Shares	Description▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 46.5%

	Mount Vernon Securities Lending Prime Portfolio
128,122,856	0.197% Ω †	$128,122,856
	Total Investments Purchased With Proceeds From Securities Lending (cost $128,122,856)	128,122,856

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.4%

	Money Market Funds – 1.2%

	First American Prime Obligations Fund, Class Z
3,338,243	0.042% Ω	3,338,243
	U.S. Treasury Obligations – 0.2%

	U.S. Treasury Bills ☐
$70	0.035%, 10/20/2011	69,992
380	0.020%, 07/21/2011	379,996
$450	Total U.S. Treasury Obligations	449,988
	Total Short-Term Investments (cost $3,788,203)	3,788,231
	Total Investments (cost $394,282,695) – 146.7%	403,831,111
	Other Assets Less Liabilities – (46.7)% ¯	(128,492,050)
	Net Assets – 100.0%	$275,339,061

Investments in Derivatives

Futures Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Canadian Dollar	Long	5	9/11	$517,900	$6,483
U.S. Treasury 2-Year Note	Short	(58)	9/11	(12,721,938)	(27,510)
U.S. Treasury 5-Year Note	Short	(132)	9/11	(15,733,781)	65,453
U.S. Treasury Ultra Bond	Short	(8)	9/11	(1,010,000)	31,940
					$76,366

Nuveen Investments	71

Portfolio of Investments

Nuveen Inflation Protected Securities Fund (continued)

June 30, 2011

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase	$4,000,000	Receive	3-Month LIBOR	1.255%	Semi-Annually	11/03/11	$(19,137)
JPMorgan Chase	1,000,000	Receive	3-Month LIBOR	3.858	Semi-Annually	1/19/20	(81,387)
UBS	4,000,000	Receive	3-Month LIBOR	1.358	Semi-Annually	9/25/11	(24,871)
UBS	2,000,000	Receive	3-Month LIBOR	1.133	Semi-Annually	3/25/12	(17,562)
UBS	4,000,000	Receive	3-Month LIBOR	1.048	Semi-Annually	6/25/12	(26,395)
UBS	2,000,000	Receive	3-Month LIBOR	3.001	Semi-Annually	8/03/14	(134,789)
							$(304,141)

*	Annualized.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

◀	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2011.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives.

AUD	Australian Dollar

CAD	Canadian Dollar

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

72	Nuveen Investments

Portfolio of Investments

Nuveen Intermediate Government Bond Fund

(formerly known as First American Intermediate Government Bond Fund)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	U.S. GOVERNMENT & AGENCY SECURITIES – 45.4%

	U.S. Agency Debentures – 41.2%

	Federal Agricultural Mortgage Corporation
$500	2.100%, 08/10/2012	$510,240

	Federal Farm Credit Bank
3,600	3.875%, 08/25/2011 ▼	3,620,376
1,130	2.125%, 06/18/2012	1,149,324
565	4.500%, 10/17/2012	595,041
1,705	1.375%, 06/25/2013	1,736,207
1,350	3.875%, 10/07/2013	1,447,971
1,400	2.625%, 04/17/2014	1,467,394
700	3.000%, 09/22/2014 ▼	742,145
845	1.500%, 11/16/2015	835,872

	Federal Home Loan Bank
515	1.625%, 09/26/2012	522,970
2,000	1.500%, 01/16/2013 ▼	2,032,508
850	1.625%, 03/20/2013	866,955
1,865	3.125%, 12/13/2013 ▼	1,974,129
1,710	0.875%, 12/27/2013 ▼	1,716,630
950	1.125%, 06/27/2014	948,542
1,080	4.125%, 03/13/2020	1,147,208

	Federal Home Loan Mortgage Corporation
1,135	1.375%, 02/25/2014 ▼	1,151,606
1,130	1.625%, 03/21/2014	1,132,966
1,825	2.500%, 04/23/2014 ▼	1,905,871
780	1.000%, 07/30/2014 ▼	779,057
1,925	1.750%, 09/10/2015 ▼	1,933,002
2,000	0.750%, 07/05/2016	2,000,062
270	5.000%, 12/14/2018 ▼	283,762
365	3.750%, 03/27/2019 ▼	386,217

	Federal National Mortgage Association
785	5.250%, 08/01/2012	825,804
580	4.625%, 05/01/2013	619,135
1,150	1.750%, 05/07/2013 ▼	1,175,839
1,200	1.125%, 06/27/2014	1,206,661
1,650	2.375%, 07/28/2015 ▼	1,698,728
1,700	1.875%, 10/15/2015 ▼	1,704,105
550	4.375%, 10/15/2015	609,489
1,735	1.600%, 11/23/2015 ▼	1,715,792

	Tennessee Valley Authority
3,175	6.790%, 05/23/2012	3,357,369
2,725	6.000%, 03/15/2013	2,972,514
530	3.875%, 02/15/2021	544,425
45,975	Total U.S. Agency Debentures	47,315,916
	U.S. Treasuries – 4.2%

	U.S. Treasury Bonds
635	9.000%, 11/15/2018 ▼	915,739
1,105	8.125%, 08/15/2019 ▼	1,546,568
430	8.500%, 02/15/2020 ▼	617,856
695	8.750%, 08/15/2020	1,018,610
435	8.000%, 11/15/2021 ▼	619,399

	U.S. Treasury Note
105	2.250%, 03/31/2016 ▼	107,995
3,405	Total U.S. Treasuries	4,826,167
$49,380	Total U.S. Government & Agency Securities (cost $50,796,158)	52,142,083

Nuveen Investments	73

Portfolio of Investments

Nuveen Intermediate Government Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 24.3%

	Adjustable Rate Δ – 7.0%

	Federal Home Loan Mortgage Corporation Pool
$875	2.574%, 09/01/2033, #780836	$911,530
632	2.597%, 03/01/2036, #848193	665,600
931	5.508%, 05/01/2037, #1H1396	986,137

	Federal National Mortgage Association Pool
1,567	2.545%, 04/01/2034, #AD0486	1,644,819
586	2.540%, 03/01/2035, #819652	617,089
245	2.180%, 12/01/2035, #848390	251,028
416	2.858%, 07/01/2036, #886034	436,543
334	2.639%, 09/01/2036, #995949	350,192
941	5.394%, 03/01/2037, #914224	998,466
737	5.684%, 04/01/2037, #913187	784,904
340	2.498%, 03/01/2038, #AD0706	357,508
7,604	Total Adjustable Rate	8,003,816
	Fixed Rate – 17.3%

	Federal Home Loan Mortgage Corporation Pool
—	¥7.000%, 07/01/2011, #E20252	53
9	7.500%, 09/01/2012, #G10735	9,312
38	6.000%, 10/01/2013, #E72802	41,697
29	7.000%, 09/01/2014, #E00746	30,524
153	6.500%, 01/01/2028, #G00876	174,541
25	7.500%, 01/01/2030, #C35768	29,015
286	6.500%, 03/01/2031, #G01244	324,060

	Federal National Mortgage Association Pool
—	¥7.000%, 11/01/2011, #250738	335
—	¥7.000%, 11/01/2011, #351122	178
21	6.000%, 04/01/2013, #425550	22,977
17	6.500%, 08/01/2013, #251901	17,876
29	6.000%, 11/01/2013, #556195	32,008
21	7.000%, 10/01/2014, #252799	22,509
1,867	3.120%, 01/01/2015, #464158	1,931,834
903	3.240%, 04/01/2016, #467749	928,148
185	5.500%, 04/01/2016, #580516	200,333
304	6.500%, 07/01/2017, #254373	332,590
302	7.000%, 07/01/2017, #254414	334,940
189	5.500%, 12/01/2017, #673010	205,566
266	5.500%, 04/01/2018, #695765	287,827
553	4.500%, 05/01/2018, #254720	591,529
649	5.500%, 09/01/2019, #725793	705,730
266	6.000%, 01/01/2022, #254179	293,818
260	6.500%, 06/01/2022, #254344	294,973
317	7.000%, 09/01/2031, #596680	361,024
376	6.500%, 12/01/2031, #254169	422,793
1,093	6.000%, 04/01/2032, #745101	1,191,606
863	6.500%, 06/01/2032, #596712	973,090
233	6.000%, 08/01/2032, #656269	253,730
553	6.500%, 08/01/2036, #887017	627,045
718	7.000%, 06/01/2037, #928519	826,330
987	4.000%, 12/01/2040, #AB1959	987,939
2,119	4.000%, 12/01/2040, #MA0583 (WI/DD)	2,122,278
1,115	4.500%, 07/15/2041 (WI/DD)	1,153,502
1,000	5.000%, 07/15/2041 (WI/DD)	1,062,500

	Government National Mortgage Association Pool
48	7.500%, 12/15/2022, #347332	56,865
7	7.000%, 09/15/2027, #455304	8,303
309	6.500%, 07/15/2028, #780825	353,247
113	6.500%, 08/20/2031, #003120	128,136
144	7.500%, 12/15/2031, #570134	169,351

74	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)

$1,101	6.000%, 09/15/2034, #633605	$1,239,096
1,101	4.500%, 02/20/2041, #004946	1,161,320
18,569	Total Fixed Rate	19,910,528
$26,173	Total U.S. Government Agency Mortgage-Backed Securities (cost $26,650,040)	27,914,344

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 8.3%

	Fixed Rate – 8.3%

	Federal Home Loan Mortgage Corporation Series 2629, Class BO
$570	3.250%, 03/15/2018	$590,755
	Series 2843, Class BH
455	4.000%, 01/15/2018	465,115

	Federal National Mortgage Association Series 2002-W1, Class 2A
528	7.244%, 02/25/2042	609,602
	Series 2009-M1, Class A1
889	3.400%, 07/25/2019	929,361
	Series 2010-M1, Class A1
1,437	3.305%, 06/25/2019	1,495,114
	Series 2010-M4, Class A1
1,440	2.520%, 06/25/2020	1,453,871

	FHLMC Multifamily Structured Pass-Through Securities Series K008, Class A1
995	2.746%, 12/25/2019	995,561
	Series K010, Class A1
812	3.320%, 07/25/2020	835,820
	Series K701, Class A1
1,230	2.776%, 06/26/2017	1,265,679

	FHLMC Structured Pass-Through Securities Series T-45, Class A4
851	4.520%, 08/27/2012	879,052
$9,207	Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities (cost $9,295,526)	9,519,930

Principal Amount (000)	Description ▲	Value
	ASSET-BACKED SECURITIES – 5.5%

	Home Equity – 0.0%

	GRMT Mortgage Loan Trust Series 2001-1A, Class M1
$34	8.272%, 07/20/2031 ■	$31,965
	Manufactured Housing – 0.7%

	Origen Manufactured Housing
	Series 2005-B, Class M1
750	5.990%, 01/15/2037 Δ	766,496
	Other – 4.8%

	GMAC Mortgage Servicer Advance Funding
	Series 2011-1A, Class A
735	3.720%, 03/15/2023 ■	740,512

	Henderson Receivables
	Series 2010-3A, Class A
852	3.820%, 12/15/2048 ■	841,847

Nuveen Investments	75

Portfolio of Investments

Nuveen Intermediate Government Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Other (continued)

	Series 2010-1, Class A
$919	5.560%, 07/15/2059 ■	$984,724

	Small Business Administration
	Series 2005-P10A, Class 1
381	4.638%, 02/10/2015	406,013
	Series 2005-P10B, Class 1
261	4.940%, 08/10/2015	277,329
	Series 2008-P10A, Class 1
1,095	5.902%, 02/10/2018	1,223,141
	Series 2010-10A, Class 1
983	4.108%, 03/10/2020	1,002,470
5,226	Total Other	5,476,036
$6,010	Total Asset-Backed Securities (cost $6,137,534)	6,274,497

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – PRIVATE MORTGAGE-BACKED SECURITIES – 5.3%

	Fixed Rate – 5.3%

	FDIC Structured Sale Guaranteed Notes
	Series 2010-S1, Class 2A
$1,127	3.250%, 04/25/2038 ■	$1,153,653

	GSMPS Mortgage Loan Trust
	Series 2003-1, Class B1
798	6.806%, 03/25/2043	686,172

	GSR Mortgage Loan Trust
	Series 2005-4F, Class B1
1,247	5.744%, 05/25/2035	730,476

	Impac Secured Assets
	Series 2000-3, Class M1
375	8.000%, 10/25/2030	343,251

	Lehman Mortgage Trust
	Series 2008-6, Class 1A1
439	6.108%, 07/25/2047	418,175

	NCUA Guaranteed Notes
	Series 2010-C1, Class A1
1,071	1.600%, 10/29/2020	1,068,355

	Residential Accredit Loans
	Series 2003-QS12, Class M1
521	5.000%, 06/25/2018	405,574

	Sequoia Mortgage Trust
	Series 2011-1, Class A1
443	4.125%, 02/25/2041	443,582

	Vendee Mortgage Trust
	Series 2011-1, Class DA
773	3.750%, 02/15/2035	807,859
$6,794	Total Collateralized Mortgage Obligations – Private Mortgage-Backed Securities (cost $6,640,380)	6,057,097

Principal Amount (000)	Description ▲	Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.5%

	Bear Stearns Commercial Mortgage Securities
	Series 2005-T20, Class A4A
$550	5.296%, 10/12/2042 Δ	$602,392

	Commercial Mortgage Pass-Through Certificates
	Series 2005-LP5, Class A4
550	4.982%, 05/10/2043 Δ	592,650

76	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

	Extended Stay America Trust
	Series 2010-ESHA, Class A
$870	2.951%, 11/05/2027 ■	$865,598

	FDIC Commercial Mortgage Trust
	Series 2011-C1, Class C1
460	2.196%, 04/25/2031	461,675

	Greenwich Capital Commercial Funding
	Series 2007-GG11, Class A4
1,000	5.736%, 12/10/2049 ▼	1,073,050

	JPMorgan Chase Commercial Mortgage Securities Trust
	Series 2010-C2, Class A1
939	2.749%, 07/15/2017 ■	934,386

	Morgan Stanley Capital I
	Series 2006-IQ12, Class A4
650	5.332%, 12/15/2043	702,243
$5,019	Total Commercial Mortgage-Backed Securities (cost $4,920,958)	5,231,994

Principal Amount (000)	Description ▲	Value
	CORPORATE BONDS – 0.8%

	Finance – 0.8%

	Private Export Funding
$550	3.050%, 10/15/2014	$583,179
345	2.125%, 07/15/2016	344,681
$895	Total Corporate Bonds (cost $894,079)	927,860

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 24.8%

	Mount Vernon Securities Lending Prime Portfolio
28,536,456	0.197% Ω †	$28,536,456
	Total Investments Purchased With Proceeds From Securities Lending (cost $28,536,456)	28,536,456

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 9.5%

	Money Market Funds – 9.4%

	First American Government Obligations Fund, Class Z
9,724,292	0.000% Ω	$9,746,292

	First American U.S. Treasury Money Market Fund, Class Z
1,024,248	0.000% Ω	1,024,248
	Total Money Market Funds	10,770,540
	U.S. Treasury Obligations – 0.1%

	U.S. Treasury Bills ☐
$150	0.020%, 07/21/2011	149,998
10	0.060%, 11/10/2011	9,998
$160	Total U.S. Treasury Obligations	159,996
	Total Short-Term Investments (cost $10,930,534)	10,930,536
	Total Investments (cost $144,801,665) – 128.4%	147,534,797
	Other Assets Less Liabilities – (28.4)% ¯	(32,598,558)
	Net Assets – 100.0%	$114,936,239

Nuveen Investments	77

Portfolio of Investments

Nuveen Intermediate Government Bond Fund (continued)

June 30, 2011

Investments in Derivatives

Futures Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	97	9/11	$21,276,345	$42,870
U.S. Treasury 5-Year Note	Short	(11)	9/11	(1,311,148)	2,804
U.S. Treasury 10-Year Note	Long	34	9/11	4,159,156	(49,618)
U.S. Treasury Long Bond Futures	Long	2	9/11	246,063	(6,380)
					$(10,324)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2011.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¥	Principal Amount (000) rounds to less than $1,000.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

78	Nuveen Investments

Portfolio of Investments

Nuveen Intermediate Term Bond Fund

(formerly known as First American Intermediate Term Bond Fund)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	CORPORATE BONDS – 44.5%

	Banking – 7.9%

	Banco Bradesco
$1,245	4.125%, 05/16/2016 ■ ▼	$1,252,844

	Bancolombia
1,910	5.950%, 06/03/2021 ■	1,938,649

	Bank of America
2,500	5.750%, 12/01/2017	2,673,775
4,920	5.875%, 01/05/2021	5,163,416

	BBVA Bancomer
925	4.500%, 03/10/2016 ■ ▼	941,188

	Citigroup
2,000	4.587%, 12/15/2015	2,103,218
2,090	6.125%, 11/21/2017	2,308,309

	Comerica Bank
3,245	5.750%, 11/21/2016	3,622,163

	Deutsche Bank
3,205	3.875%, 08/18/2014	3,368,763

	ING Bank
1,470	4.000%, 03/15/2016 ■	1,487,696

	JPMorgan Chase
3,290	5.150%, 10/01/2015	3,553,348
7,585	4.250%, 10/15/2020	7,420,670

	Lloyds TSB Bank
1,000	4.375%, 01/12/2015 ■	1,014,904

	Nordea Eiendomskreditt Class A
3,500	1.875%, 04/07/2014 ■	3,535,459

	North Fork Bancorp
3,130	5.875%, 08/15/2012	3,247,062

	PNC Funding
3,300	3.625%, 02/08/2015 ▼	3,475,745

	Royal Bank of Scotland
1,000	6.400%, 10/21/2019 ▼	1,027,162

	Sovereign Bank
2,040	8.750%, 05/30/2018	2,302,872

	Wachovia
1,450	5.750%, 06/15/2017	1,612,197

	Wachovia Captial Trust III
2,220	5.570%, 03/29/2049	2,031,300
52,025	Total Banking	54,080,740
	Basic Industry – 3.0%

	Alcoa
1,180	5.400%, 04/15/2021 ▼	1,183,644

	Arcelormittal
3,260	5.250%, 08/05/2020 ▼	3,223,269

	Celulosa Arauco Constitucion
2,000	5.625%, 04/20/2015 ▼	2,155,580

	Dow Chemical
2,680	2.500%, 02/15/2016	2,660,675

	Incitec Pivot Finance
2,255	6.000%, 12/10/2019 ■	2,415,177

Nuveen Investments	79

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Basic Industry (continued)

	Rio Tinto Finance
$1,970	3.500%, 11/02/2020 ▼	$1,885,304

	Southern Copper
2,000	5.375%, 04/16/2020	2,048,602

	Vale Overseas
1,940	4.625%, 09/15/2020	1,929,404

	Waste Management
2,705	4.600%, 03/01/2021	2,760,044
19,990	Total Basic Industry	20,261,699
	Brokerage – 2.1%

	Goldman Sachs Capital II
1,165	5.793%, 12/29/2049 Δ	932,000

	Goldman Sachs Group
3,845	6.150%, 04/01/2018	4,184,679
3,125	6.000%, 06/15/2020 ▼	3,362,463

	Morgan Stanley
3,750	5.500%, 07/24/2020	3,795,716
2,180	5.750%, 01/25/2021 ▼	2,205,787
14,065	Brokerage	14,480,645
	Capital Goods – 0.7%

	John Deere Captial
2,295	2.800%, 09/18/2017	2,312,286

	Tyco International
2,405	3.375%, 10/15/2015 ▼	2,473,300
4,700	Total Capital Goods	4,785,586
	Communications – 7.1%

	American Tower
2,405	5.050%, 09/01/2020	2,368,858

	AT&T
3,350	5.800%, 02/15/2019 ▼	3,779,976

	British Sky Broadcasting
1,845	6.100%, 02/15/2018 ■	2,063,642

	CBS
3,125	5.750%, 04/15/2020 ▼	3,386,990

	Comcast
1,930	5.150%, 03/01/2020 ▼	2,078,014

	DirecTV Holdings
2,850	3.550%, 03/15/2015	2,977,703
2,800	5.200%, 03/15/2020 ▼	2,962,646

	Discovery Communications
1,460	5.050%, 06/01/2020 ▼	1,545,990

	Embarq
1,170	7.082%, 06/01/2016 ▼	1,300,595

	NBC Universal
3,895	5.150%, 04/30/2020 ■	4,112,738

	News America
2,000	5.650%, 08/15/2020 ▼	2,184,592
2,100	4.500%, 02/15/2021 ■	2,072,511

	Telecom Italia Capital
2,570	7.175%, 06/18/2019 ▼	2,837,501

80	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Communications (continued)

	Time Warner
$3,000	4.700%, 01/15/2021 ▼	$3,039,529
1,730	4.750%, 03/29/2021 ▼	1,759,846

	Time Warner Cable
2,000	8.250%, 02/14/2014	2,326,298
2,025	6.750%, 07/01/2018	2,348,377

	Verizon Communications
3,755	8.750%, 11/01/2018	4,885,650
44,010	Total Communications	48,031,456
	Consumer Cyclical – 0.4%

	Ingram Micro
1,205	5.250%, 09/01/2017	1,263,118

	R.R. Donnelley & Sons
1,195	7.625%, 06/15/2020 ▼	1,181,023
2,400	Total Consumer Cyclical	2,444,141
	Consumer Non Cyclical – 4.2%

	Altria Group
1,300	9.700%, 11/10/2018	1,708,357
1,365	4.750%, 05/05/2021	1,364,065

	ConAgra Foods
2,595	5.875%, 04/15/2014	2,850,096

	Express Scripts
2,120	3.125%, 05/15/2016	2,133,063

	Genentech
1,650	4.750%, 07/15/2015	1,818,711

	Kellogg
2,620	4.450%, 05/30/2016	2,858,355

	Kraft Foods
1,225	6.500%, 08/11/2017	1,440,074
3,500	5.375%, 02/10/2020 ▼	3,826,193

	Lorillard Tobacco
1,815	8.125%, 06/23/2019 ▼	2,114,025

	Merck
3,330	2.250%, 01/15/2016	3,341,945

	Reynolds American
1,480	6.750%, 06/15/2017 ▼	1,708,774

	Roche Holdings
2,100	6.000%, 03/01/2019 ■	2,419,538

	UnitedHealth Group
1,295	3.875%, 10/15/2020 ▼	1,266,970
26,395	Total Consumer Non Cyclical	28,850,166
	Electric – 1.1%

	Constellation Energy Group
2,275	5.150%, 12/01/2020 ▼	2,331,463

	FirstEnergy Solutions
2,220	6.050%, 08/15/2021	2,388,829

	Ohio Power Series K
2,100	6.000%, 06/01/2016 ▼	2,408,175
6,595	Total Electric	7,128,467

Nuveen Investments	81

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Energy – 3.9%

	Anadarko Petroleum
$2,745	6.375%, 09/15/2017 ▼	$3,146,687

	Applied Materials
1,855	4.300%, 06/15/2021	1,861,190

	Ensco
2,765	4.700%, 03/15/2021 ▼	2,793,156

	EOG Resources
2,500	4.100%, 02/01/2021	2,469,157

	Hess
2,750	8.125%, 02/15/2019 ▼	3,479,565

	Marathon Petroleum
1,685	5.125%, 03/01/2021 ■ ▼	1,732,261

	Nabors Industries
1,735	5.000%, 09/15/2020 ▼	1,755,535

	Petroleos Mexicanos
1,000	4.875%, 03/15/2015 ▼	1,082,500

	Suncor Energy
1,275	6.100%, 06/01/2018 ▼	1,450,040

	Teck Resources
1,760	4.750%, 01/15/2022	1,764,599

	Valero Energy
1,315	4.500%, 02/01/2015 ▼	1,403,770

	Weatherford Bermuda
3,810	5.125%, 09/15/2020 ▼	3,890,090
25,195	Total Energy	26,828,550
	Finance – 6.4%

	American Express
1,725	7.250%, 05/20/2014	1,972,862

	American Express Credit
	Series C
2,405	7.300%, 08/20/2013	2,676,739

	Ameriprise Financial
3,330	5.300%, 03/15/2020	3,569,660

	Asciano Finance
2,450	5.000%, 04/07/2018 ■	2,514,888

	Capital One Bank
3,140	8.800%, 07/15/2019	3,853,537

	Capital One Financial
1,775	6.150%, 09/01/2016 ▼	1,958,216

	Countrywide Financial
2,395	6.250%, 05/15/2016	2,523,908

	Discover Financial Services
2,245	10.250%, 07/15/2019	2,900,874

	General Electric Capital
4,770	2.100%, 01/07/2014	4,837,685
1,530	5.300%, 02/11/2021 ▼	1,592,029
2,500	Series A 3.750%, 11/14/2014	2,646,270
3,955	Series MTN 5.625%, 09/15/2017	4,366,411

	Lloyds TSB Bank
2,500	4.875%, 01/21/2016 ▼	2,556,928

82	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Finance (continued)

	Private Export Funding
$575	3.050%, 10/15/2014	$609,687

	Transcapitalinvest
2,990	5.670%, 03/05/2014 ■	3,184,350

	WEA Finance
1,780	4.625%, 05/10/2021 ■ ▼	1,727,413
40,065	Total Finance	43,491,457
	Industrial Other – 0.2%

	Thermo Fisher Scientific
1,265	3.200%, 05/01/2015	1,314,983
	Insurance – 4.8%

	Aflac
3,000	8.500%, 05/15/2019 ▼	3,669,012

	Allied World Assurance
2,860	7.500%, 08/01/2016	3,277,397

	American International Group
3,000	8.250%, 08/15/2018	3,445,881

	Catlin Insurance
1,650	7.249%, 12/31/2049 ■ ▼	1,571,625

	Hartford Financial Services Group
	Series MTN
3,055	6.000%, 01/15/2019	3,262,746

	Liberty Mutual Group
1,985	5.000%, 06/01/2021 ■	1,879,644

	Lincoln National
2,720	8.750%, 07/01/2019	3,432,363

	Met Life Global Funding I
3,730	5.125%, 04/10/2013 ■	3,968,824

	Pacific Life Global Funding
2,205	5.150%, 04/15/2013 ■	2,347,994

	Pacific Life Insurance
965	6.000%, 02/10/2020 ■ ▼	1,034,789

	Prudential Financial
	Series MTNB
3,235	5.100%, 09/20/2014	3,517,024

	ZFS Finance USA Trust V
1,530	6.500%, 05/09/2067 ■ Δ	1,522,350
29,935	Total Insurance	32,929,649
	Natural Gas – 0.2%

	Kinder Morgan Energy Partners
1,135	5.000%, 12/15/2013 ▼	1,230,751
	Real Estate – 0.8%

	Health Care – REIT
1,630	3.625%, 03/15/2016	1,640,300

	Prologis – REIT
1,885	6.875%, 03/15/2020	2,081,436

	Vornado Realty – REIT
1,730	4.250%, 04/01/2015	1,795,596

5,245	Total Real Estate	5,517,332
	Sovereign – 0.2%

	United Mexican States
1,400	5.625%, 01/15/2017	1,591,100

Nuveen Investments	83

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Transportation – 0.6%

	Union Pacific
$3,320	5.750%, 11/15/2017	$3,814,345
	Wireless Equipment – 0.9%

	Motorola Solutions
5,445	6.000%, 11/15/2017	6,195,746
$283,185	Total Corporate Bonds (cost $285,014,433)	302,976,813

Principal Amount (000)	Description ▲	Value
	ASSET-BACKED SECURITIES – 14.6%

	Automotive – 4.1%

	Bank of America Auto Trust
	Series 2010-2, Class A3
$2,750	1.310%, 07/15/2014	2,767,882

	DT Auto Owner Trust, Class A
	Series 2011-2A
2,151	0.960%, 11/15/2012	2,150,745

	Ford Credit Auto Lease Trust
	Series 2010-B, Class A3
4,015	0.910%, 07/15/2013	4,018,171

	Ford Credit Auto Owner Trust
	Series 2009-A, Class A3A
1,433	3.960%, 05/15/2013	1,447,080

	Hertz Vehicle Financing
	Series 2009-2A, Class A1
5,000	4.260%, 03/25/2014 ■	5,224,702

	Nissan Auto Receivables Owner Trust
	Series 2007-B, Class A4
2,032	5.160%, 03/15/2014	2,065,306

	Santander Drive Auto Receivables Trust
	Series 2010-1, Class A2
3,902	1.360%, 03/15/2013	3,909,801

	Smart Trust
	Series 2011-1USA, Class A3B
6,215	1.258%, 12/14/2013 ■	6,225,739

	World Omni Auto Receivables Trust
	Series 2010-A, Class A2
201	0.700%, 05/15/2011	200,859
27,699	Total Automotive	28,010,285
	Credit Cards – 3.5%

	Bank of America Credit Card Trust
	Series 2007-A8, Class A8
5,855	5.590%, 11/17/2014	6,141,052

	Cabela’s Master Credit Card Trust
	Series 2010-1A, Class A2
4,030	1.637%, 01/15/2018 ■ Δ	4,169,335
	Series 2010-2A, Class A1
4,340	2.290%, 09/17/2018	4,360,865

	Capital One Multi-Asset Execution Trust
	Series 2008-A3, Class A3
4,795	5.050%, 02/15/2016	5,155,874

	Discover Card Master Trust
	Series 2007-A1, Class A1
3,530	5.650%, 03/16/2020	4,043,687
22,550	Total Credit Cards	23,870,813

84	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Home Equity – 2.4%

	Amresco Residential Security Mortgage
	Series 1997-3, Class A9
$16	6.960%, 03/25/2027	$16,423

	Contimortgage Home Equity Loan Trust
	Series 1997-2, Class A9
10	7.900%, 04/15/2028	9,518

	RBSSP Resecuritization Trust
	Series 2009-11, Class 4A1
540	1.994%, 12/26/2037 ■ Δ	540,389
	Series 2009-13, Class 5A1
2,839	0.294%, 11/26/2036 ■ Δ	2,803,879
	Series 2009-8, Class 3A1
468	0.334%, 03/26/2037 ■ Δ	459,795
	Series 2009-9, Class 9A1
2,073	0.486%, 09/26/2037 ■ Δ	1,995,037
	Series 2010-10, Class 2A1
2,356	0.386%, 09/26/2036 ■ Δ	2,112,874
	Series 2010-4, Class 1A1
4,505	0.323%, 03/26/2036 Δ	4,191,906
	Series 2010-8, Class 4A1
2,334	0.659%, 07/26/2036 ■ Δ	2,199,446

	Renaissance Home Equity Loan Trust Series 2005-3, Class AF4
2,590	5.140%, 11/25/2035 Δ	2,146,600
17,731	Total Home Equity	16,475,867
	Manufactured Housing – 0.1%

	Green Tree Financial Series 1996-9, Class A5
52	7.200%, 01/15/2028	54,683
	Series 2008-MH1, Class A1
616	7.000%, 04/25/2038 ■	629,845
668	Total Manufactured Housing	684,528
	Other – 3.8%

	AH Mortgage Advance Trust Series 2010-ADV1, Class A1
2,795	3.968%, 08/15/2022 ■	2,836,925
	Series SART-1, Class A2
3,495	3.370%, 05/10/2043 ■	3,509,330

	Fieldstone Mortgage Investment Series 2005-1, Class M4
2,839	1.266%, 03/25/2035	2,643,772

	Henderson Receivables Series 2010-3A, Class A
2,175	3.820%, 12/15/2048 ■	2,149,801

	Ocwen Advance Receivables Backed Notes Series 2009-3A, Class A
1,960	4.140%, 07/15/2023 ■	1,986,950

	Small Business Administration Series 2006-P10A, Class 1
2,055	5.408%, 02/10/2016	2,221,324
	Series 2010-10B, Class A
5,271	4.000%, 09/10/2020	5,237,646

	Vendee Mortgage Trust Series 2011-1, Class DA
4,954	3.750%, 04/01/2031	5,178,584
25,544	Total Other	25,764,332

Nuveen Investments	85

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Utilities – 0.7%

	CenterPoint Energy Transition Series 2008-A, Class A1
$4,569	4.192%, 02/01/2020	$4,921,840
$98,761	Total Asset-Backed Securities (cost $96,505,366)	99,727,665

Principal Amount (000)	Description ▲	Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.2%

	Americold LLC Trust Series 2010-ARTA, Class A2FL
$4,415	2.500%, 01/17/2029 ■ Δ	$4,428,072

	Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class A2
2,478	5.205%, 02/11/2044	2,515,043

	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B
2,340	5.205%, 12/11/2049	2,389,460

	Commercial Mortgage Pass-Through Certificates Series 2006-CN2A, Class A2FX
2,430	5.449%, 02/05/2019 ■	2,435,587

	Extended Stay America Trust Series 2010-ESHA, Class A
7,216	2.951%, 11/05/2027 ■	7,175,613

	Fosse Master Issuer Series 2011-1A, Class A2
2,835	1.619%, 10/19/2054 ■	2,840,043

	GS Mortgage Securities II Series 2006-GG6, Class A2
2,370	5.506%, 04/10/2038	2,369,185
	Series 2010-C1, Class A1
6,052	3.679%, 08/12/2043 ■	6,160,872

	GS Mortgage Securities Trust Series 2007-GG10, Class A4
8,365	5.992%, 08/10/2045 ▼	8,980,666

	JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C1, Class A1
4,616	3.853%, 06/15/2043 ■	4,775,095
	Series 2011-C4, Class A3
3,685	4.106%, 07/15/2046 ■	3,677,049

	JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class A1
3,905	2.749%, 07/15/2017 ■	3,886,090

	OBP Depositor Trust Series 2010-OBP, Class A
3,200	4.646%, 07/15/2045 ■	3,321,156

	Vornado DP Series 2010-VN0, Class A2FX
6,000	4.004%, 09/14/2028 ■	5,843,741

	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C30, Class A3
5,940	5.246%, 12/15/2043	6,080,783
	Series 2007-C34, Class A2
3,830	5.569%, 05/15/2046	3,942,632
	Series 2007-WHL8, Class A1
2,092	0.267%, 06/15/2020 ■ Δ	1,896,645

86	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

	WF-RBS Commercial Mortgage Trust
	Series 2011-C3, Class A4
$3,220	4.375%, 03/15/2044 ■	$3,167,403
$74,989	Total Commercial Mortgage-Backed Securities (cost $75,529,843)	75,885,135

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT & AGENCY SECURITIES – 6.9%

	U.S. Agency Debentures – 5.1%

	Federal Agricultural Mortgage Corporation
$13,900	5.500%, 07/15/2011 ■	$13,928,509

	Federal Home Loan Mortgage Corporation
7,345	1.375%, 02/25/2014 ▼	7,452,465
2,055	5.000%, 12/14/2018 ▼	2,159,741

	Federal National Mortgage Association
3,580	1.000%, 09/23/2013 ▼	3,608,640
7,595	2.375%, 07/28/2015 ▼	7,819,296
34,475	Total U.S. Agency Debentures	34,968,651
	U.S. Treasuries – 1.8%

	U.S. Treasury Bond Loan
1,275	4.750%, 02/15/2041	1,355,285

	U.S. Treasury Notes
1,085	1.375%, 01/15/2013 ▼	1,101,784
1,375	2.375%, 02/28/2015 ▼	1,436,449
2,160	1.250%, 08/31/2015 ▼	2,150,381
6,065	2.625%, 11/15/2020 ▼	5,841,353
11,960	Total U.S. Treasuries	11,885,252
$46,435	Total U.S. Government & Agency Securities (cost $46,333,696)	46,853,903

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 6.7%

	Adjustable Rate Δ – 2.1%

	Federal Home Loan Mortgage Corporation
	Series 2755, Class FO
$3,468	0.637%, 04/15/2032	$3,472,079
	Series 2863
2,233	0.687%, 02/15/2019	2,240,728

	Federal National Mortgage Association
	Series 2003-52, Class NF
3,085	0.586%, 06/25/2023	3,089,118
	Series 2010-M6, Class A1
5,130	2.210%, 09/25/2020	5,026,551
13,916	Total Adjustable Rate	13,828,476
	Fixed Rate – 4.6%

	Federal Home Loan Mortgage Corporation
	Series 1167, Class E
13	7.500%, 11/15/2021	15,020
	Series 1286, Class A
32	6.000%, 05/15/2022	35,682
	Series 2750, Class HE
4,599	5.000%, 02/15/2019	4,930,441
	Series 2780, Class QC
97	4.500%, 03/15/2017	96,727
	Series 2795, Class CL
2,576	4.500%, 07/15/2017	2,616,141

Nuveen Investments	87

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)
	Series 3555, Class DA
$3,363	4.000%, 12/15/2014	$3,464,854
	Series 3555, Class EA
2,382	4.000%, 12/15/2014	2,454,271
	Series T-47, Class A6
4,888	4.159%, 08/27/2012	4,963,156

	Federal National Mortgage Association
	Series 1990-89, Class K
11	6.500%, 07/25/2020	12,033
	Series 2003-30, Class AE
2,994	3.900%, 10/25/2017	3,070,013
	Series 2009-M1, Class A1
3,554	3.400%, 07/25/2019	3,717,444
	Series 2010-M1, Class A1
5,891	3.305%, 06/25/2019	6,130,827
30,400	Total Fixed Rate	31,506,609
$44,316	Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities (cost $44,587,762)	45,335,085

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 4.5%

	Adjustable Rate Δ – 4.1%

	Federal Home Loan Mortgage Corporation Pool
$606	2.683%, 01/01/2028, #786281	$639,091
701	2.441%, 04/01/2029, #847190	736,379
2,040	2.467%, 10/01/2030, #847209	2,137,663
668	2.502%, 05/01/2031, #847161	702,350
1,673	2.520%, 09/01/2033, #847210	1,759,048
3,044	2.660%, 01/01/2038, #848282	3,186,435

	Federal National Mortgage Association Pool
1,004	2.510%, 09/01/2033, #725111	1,058,838
4,183	2.966%, 10/01/2033, #879906	4,405,058
3,896	2.540%, 03/01/2035, #819652	4,101,691
654	2.180%, 12/01/2035, #848390	669,409
2,911	2.599%, 07/01/2036, #AE0058	3,055,191
1,479	2.858%, 07/01/2036, #886034	1,552,793
1,274	2.639%, 09/01/2036, #995949	1,336,613
2,540	2.498%, 03/01/2038, #AD0706	2,669,126
26,673	Total Adjustable Rate	28,009,685
	Fixed Rate – 0.4%

	Federal Home Loan Mortgage Corporation
	Series K001, Class A3
171	5.469%, 01/25/2012	170,433

	Federal National Mortgage Association Pool
2,600	3.131%, 01/01/2015, #464373	2,682,665
2,771	Total Fixed Rate	2,853,098
$29,444	Total U.S. Government Agency Mortgage-Backed Securities (cost $30,198,950)	30,862,783

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – PRIVATE MORTGAGE-BACKED SECURITIES – 5.3%

	Adjustable Rate Δ – 3.2%

	Arkle Master Issuer PLC, Class 2A
	Series 2010-1A
$3,570	1.464%, 05/17/2060 ■	3,564,245

88	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Adjustable Rate Δ (continued)

	NCUA Guaranteed Notes
	Series 2010-R2, Class 1A
$6,885	0.560%, 11/06/2017	$6,887,625
	Series 2010-R3, Class 2A
5,744	0.825%, 12/08/2020	5,776,880

	Structured Mortgage Loan Trust
	Series 2004-11, Class A
222	2.653%, 08/25/2034	200,009

	Wells Fargo Mortgage Backed Securities Trust
	Series 2003-J, Class 2A5
1,800	4.419%, 10/25/2033	1,799,992

	WF-RBS Commercial Mortgage Trust
	Series 2011-C2, Class A4
3,275	5.000%, 02/15/2044 ■ ▼	3,357,087
21,496	Total Adjustable Rate	21,585,838
	Fixed Rate – 2.1%

	FDIC Structured Sale Guaranteed Notes
	Series 2010-S1, Class 2A
3,637	3.250%, 04/25/2038 ■	3,722,782

	GMAC Mortgage Corporation Loan Trust
	Series 2010-1, Class A
338	4.250%, 07/25/2040 ■	339,163

	Mortgage Equity Conversion Asset Trust
	Series 2010-1A, Class A
2,647	4.000%, 07/25/2060 ■	2,649,451

	NCUA Guaranteed Notes
	Series 2010-C1, Class A1
4,876	1.600%, 10/29/2020	4,866,426

	Sequoia Mortgage Trust
	Series 2011-1, Class A1
2,894	4.125%, 02/25/2041	2,900,345
14,392	Total Fixed Rate	14,478,167
$35,888	Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities (cost $35,859,890)	36,064,005

Principal Amount (000)	Description ▲	Value
	MUNICIPAL BONDS – 1.5%

	Illinois
$3,735	5.877%, 03/01/2019	$3,854,333

	Louisiana Local Government Environmental Facilities, Community Development Authority
	Series A1
6,500	1.520%, 02/01/2018	6,529,250
$10,235	Total Municipal Bonds (cost $10,233,661)	10,383,583

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 17.4%

	Mount Vernon Securities Lending Prime Portfolio
118,842,841	0.197% Ω †	118,842,841
	Total Investments Purchased With Proceeds From Securities Lending (cost $118,842,841)	118,842,841

Nuveen Investments	89

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2011

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 5.7%

	Money Market Fund – 5.4%

	First American Prime Obligations Fund, Class Z
36,913,381	0.042% Ω	$36,913,381
	U.S. Treasury Obligations – 0.3%

	U.S. Treasury Bills ☐
$850	0.035%, 10/20/2011	849,908
380	0.055%, 11/17/2011	379,919
400	0.018%, 07/21/2011	399,996
110	0.060%, 11/10/2011	109,976
$1,740	Total U.S. Treasury Obligations	1,739,799
	Total Short-Term Investments (cost $38,652,815)	38,653,180
	Total Investments (cost $781,759,257) – 118.3%	805,584,993
	Other Assets Less Liabilities – (18.3)% ¯	(124,801,899)
	Net Assets – 100.0%	$680,783,094

Investments in Derivatives

Futures Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	186	9/11	$40,797,939	$94,461
U.S. Treasury 5-Year Note	Long	312	9/11	37,188,937	(16,327)
U.S. Treasury 10-Year Note	Short	(52)	9/11	(6,361,063)	(7,538)
U.S. Treasury Long Bond Futures	Short	(32)	9/11	(3,937,000)	24,309
					$94,905

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$20,000,000	Receive	3-Month LIBOR	1.255%	Semi-Annually	11/03/11	$(95,684)
JPMorgan	5,000,000	Receive	3-Month LIBOR	3.858	Semi-Annually	1/19/20	(406,935)
UBS	19,000,000	Receive	3-Month LIBOR	1.358	Semi-Annually	9/25/11	(118,136)
UBS	19,000,000	Receive	3-Month LIBOR	1.133	Semi-Annually	3/25/12	(166,843)
UBS	20,000,000	Receive	3-Month LIBOR	1.048	Semi-Annually	6/25/12	(131,973)
UBS	8,000,000	Receive	3-Month LIBOR	3.001	Semi-Annually	8/03/14	(538,489)
							$(1,458,060)

*	Annualized.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives.

LIBOR	London Inter-Bank Offered Risk

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

90	Nuveen Investments

Portfolio of Investments

Nuveen Short Term Bond Fund

(formerly known as First American Short Term Bond Fund)

June 30, 2011

Principal Amount (000) •	Description ▲	Value

	CORPORATE BONDS – 45.2%

	Banking – 8.3%

	Ally Financial
$1,000	8.300%, 02/12/2015	$1,117,500

	Banco do Nordeste
800	3.625%, 11/09/2015	786,000

	Bank of America Series MTN
1,500	1.724%, 01/30/2014 Δ	1,503,456

	Barclays Bank
2,000	2.375%, 01/13/2014 ▼	2,023,752

	BB&T Series MTN
1,910	3.200%, 03/15/2016	1,953,865

	BBVA Bancomer
1,050	4.500%, 03/10/2016 ■ ▼	1,068,375

	Citigroup
1,000	5.850%, 07/02/2013	1,071,759
4,500	6.375%, 08/12/2014	4,975,762
3,000	4.587%, 12/15/2015	3,154,827

	Credit Suisse New York
1,000	5.500%, 05/01/2014 ▼	1,098,345

	Deutsche Bank
2,000	2.375%, 01/11/2013	2,028,956
2,000	3.875%, 08/18/2014	2,102,192

	Fifth Third Bancorp
1,755	6.250%, 05/01/2013	1,900,088
1,900	3.625%, 01/25/2016	1,916,505

	ING Bank
1,675	4.000%, 03/15/2016 ■	1,695,164

	JPMorgan Chase
3,830	5.125%, 09/15/2014 ▼	4,138,882
2,000	3.700%, 01/20/2015	2,079,614
	Series MTN
1,750	1.103%, 01/24/2014 Δ	1,754,461

	Keycorp Series MTN
1,000	6.500%, 05/14/2013	1,088,149

	Lloyds TSB Bank
1,245	4.375%, 01/12/2015 ■	1,263,555

	Nordea Bank
1,500	2.125%, 01/14/2014 ■	1,510,486

	Nordea Eiendomskreditt Class A
4,200	1.875%, 04/07/2014 ■ Δ ▼	4,242,550

	PNC Funding
1,500	3.625%, 02/08/2015 ▼	1,579,884

	Rabobank Nederland
1,400	3.200%, 03/11/2015 ■	1,448,349

	Royal Bank of Scotland
1,900	4.875%, 08/25/2014 ■	1,977,453

	Santander
2,000	2.485%, 01/18/2013 ■	1,980,378

	Societe Generale
3,000	2.500%, 01/15/2014 ■	2,986,158

Nuveen Investments	91

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000) •	Description ▲	Value

	Banking (continued)

	UBS
$1,000	3.875%, 01/15/2015 ▼	$1,043,809
	Series BKNT
2,650	2.250%, 08/12/2013	2,695,609
	Series FRN
3,000	1.304%, 01/28/2014 Δ	3,012,930

	Wells Fargo
3,080	5.200%, 06/15/2016 ▼	3,164,204
	Series AI
2,000	4.750%, 02/09/2015	2,139,170
	Series I
2,000	3.750%, 10/01/2014 ▼	2,107,816
66,145	Total Banking	68,610,003
	Basic Industry – 2.3%

	Anglo American Capital
1,000	2.150%, 09/27/2013 ■	1,013,172

	Arcelormittal
4,000	3.750%, 03/01/2016	4,044,700

	Codelco
2,400	5.500%, 10/15/2013 ■	2,580,545

	Dow Chemical
2,630	2.500%, 02/15/2016	2,611,035

	Noble Holding International
1,825	3.450%, 08/01/2015	1,889,016

	Potash Corporation of Saskatchewan
1,500	3.750%, 09/30/2015	1,593,640

	PPG
1,000	1.900%, 01/15/2016	973,721

	Rio Tinto Financial
1,000	8.950%, 05/01/2014	1,200,872

	United States Steel
1,000	5.650%, 06/01/2013 ▼	1,042,500

	Valeant Pharmaceuticals
1,500	6.500%, 07/15/2016 ■	1,483,125

	Vedanta Resources
420	9.500%, 07/18/2018 ■ ▼	457,800
18,275	Total Basic Industry	18,890,126
	Brokerage – 2.2%

	Goldman Sachs Group
3,900	1.311%, 02/07/2014 Δ ▼	3,867,642
7,000	3.700%, 08/01/2015	7,127,876

	Morgan Stanley
3,165	1.903%, 01/24/2014 Δ	3,187,231
2,000	4.200%, 11/20/2014	2,077,022
	Series GMTN
1,645	4.100%, 01/26/2015	1,690,063

17,710	Total Brokerage	17,949,834
	Capital Goods – 1.0%

	Case New Holland
1,000	7.750%, 09/01/2013	1,082,500

	Caterpillar Financial Services
	Series MTN
2,490	4.900%, 08/15/2013	2,681,479

92	Nuveen Investments

Principal Amount (000) •	Description ▲	Value

	Capital Goods (continued)

	ITT
$1,779	4.900%, 05/01/2014	$1,940,688

	L-3 Communications
	Series B
1,000	6.375%, 10/15/2015 ▼	1,027,500

	Northrop Grumman
1,707	3.700%, 08/01/2014	1,811,376

7,976	Total Capital Goods	8,543,543
	Communications – 5.1%

	American Tower
2,000	4.625%, 04/01/2015	2,105,504

	AT&T
2,000	6.700%, 11/15/2013	2,242,774
2,250	2.500%, 08/15/2015 ▼	2,279,275

	British Telecom
2,000	5.150%, 01/15/2013	2,120,430

	CenturyLink
	Series L
1,900	7.875%, 08/15/2012	2,019,637

	Comcast
1,000	5.300%, 01/15/2014	1,096,681

	Deutsche Telekom
1,550	5.875%, 08/20/2013	1,696,390

	DirecTV Holdings
1,700	3.550%, 03/15/2015 ▼	1,776,174
2,000	3.125%, 02/15/2016 ▼	2,029,008

	Frontier Communications
1,500	6.625%, 03/15/2015	1,563,750

	NBC Universal
2,000	3.650%, 04/30/2015 ■	2,099,826

	News America
1,000	5.300%, 12/15/2014 ▼	1,114,695

	Sprint Capital
2,000	8.375%, 03/15/2012 ▼	2,080,000

	TCM Sub
1,000	3.550%, 01/15/2015 ■	1,044,953

	Telecom Italia Capital
1,540	4.950%, 09/30/2014	1,605,709

	Telefonica Emisiones
1,450	2.582%, 04/26/2013	1,464,999

	Telefonica Moviles
1,000	2.875%, 11/09/2015 ■	982,238

	Time Warner Cable
1,025	8.250%, 02/14/2014	1,192,228

	Unitymedia Hessen
1,000	8.125%, 12/01/2017 ■	1,062,500

	Verizon Wireless
3,750	5.550%, 02/01/2014 ▼	4,133,363

	Vodafone Group
2,500	5.000%, 09/15/2015 ▼	2,755,862

	Windstream
1,600	8.125%, 08/01/2013	1,736,000

Nuveen Investments	93

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000) •	Description ▲	Value

	Communications (continued)

	XM Satellite Radio
$1,500	13.000%, 08/01/2014	$1,758,750
39,265	Total Communications	41,960,746
	Consumer Cyclical – 0.7%

	American Axle & Manufacturing
1,000	5.250%, 02/11/2014	987,500

	Ford Motor Credit
1,500	7.000%, 10/01/2013 ▼	1,603,015

	Home Depot
2,000	5.400%, 03/01/2016	2,234,828

	Viacom
1,000	4.375%, 09/15/2014	1,074,020
5,500	Total Consumer Cyclical	5,899,363
	Consumer Non Cyclical – 4.9%

	Boston Scientific
2,000	4.500%, 01/15/2015	2,108,746

	Bunge Limited Finance
2,000	5.875%, 05/15/2013	2,130,982

	Cardinal Health
915	5.500%, 06/15/2013 ▼	987,612

	CKE Restaurants
950	11.375%, 07/15/2018	1,046,188

	ConAgra Foods
1,950	5.875%, 04/15/2014	2,141,691

	Constellation Brands
1,500	8.375%, 12/15/2014	1,706,250

	Covidien International
3,750	1.875%, 06/15/2013	3,814,024

	Dr. Pepper Snapple Group
1,360	2.900%, 01/15/2016	1,376,263

	Genentech
2,000	4.750%, 07/15/2015	2,204,498

	General Mills
2,590	1.550%, 05/16/2014	2,607,806

	HCA
1,500	6.750%, 07/15/2013	1,563,750

	Kraft Foods
1,500	6.000%, 02/11/2013	1,617,406

	Merck
3,600	2.250%, 01/15/2016	3,612,913

	Novartis Capital
1,000	2.900%, 04/24/2015	1,040,325

	Omnicare
1,000	6.875%, 12/15/2015 ▼	1,023,750

	Smithfield Foods
1,500	10.000%, 07/15/2014	1,736,250

	St. Jude Medical
2,000	2.200%, 09/15/2013	2,042,188
690	3.750%, 07/15/2014	734,109

	Teva Pharmaceutical Finance III
2,105	1.700%, 03/21/2014	2,116,674

94	Nuveen Investments

Principal Amount (000) •	Description ▲	Value

	Consumer Non Cyclical (continued)

	Watson Pharmaceuticals
$2,000	5.000%, 08/15/2014	$2,172,346

	Wyeth
2,455	5.500%, 02/01/2014	2,721,952

38,365	Total Consumer Non Cyclical	40,505,723
	Electric – 1.2%

	Commonwealth Edison
2,140	1.625%, 01/15/2014 ▼	2,155,089

	MidAmerican Energy
3,275	4.650%, 10/01/2014	3,589,813

	National Rural Utilities Cooperative Finance
2,970	1.900%, 11/01/2015	2,927,767

	Texas Competitive Electric Holdings
1,105	11.500%, 10/01/2020	1,087,740
9,490	Total Electric	9,760,409
	Energy – 3.2%

	Anadarko Petroleum
1,000	6.375%, 09/15/2017 ▼	1,146,334

	Chesapeake Energy
1,650	9.500%, 02/15/2015	1,914,000

	Concho Resources
500	8.625%, 10/01/2017 ▼	545,000

	El Paso Pipeline
2,000	4.100%, 11/15/2015	2,079,478

	Encana
3,000	4.750%, 10/15/2013	3,228,048

	Ensco
2,470	3.250%, 03/15/2016	2,507,927

	Forest Oil
2,000	8.500%, 02/15/2014 ▼	2,170,000

	Husky Energy
2,500	5.900%, 06/15/2014	2,782,467

	Marathon Petroleum
2,400	3.500%, 03/01/2016 ■ ▼	2,460,257

	Nabors Industries
1,850	5.375%, 08/15/2012	1,916,363

	Petroleos Mexicanos
2,000	4.875%, 03/15/2015 ▼	2,165,000

	Shell International Finance
1,180	3.250%, 09/22/2015	1,240,875

	Total Capital Canada
1,585	1.625%, 01/28/2014	1,607,967

	Valero Energy
1,000	6.875%, 04/15/2012	1,045,734
25,135	Total Energy	26,809,450
	Finance – 6.4%

	American Express Credit Series C
2,450	7.300%, 08/20/2013	2,726,823

	Bank of America
9,250	4.500%, 04/01/2015	9,670,875

Nuveen Investments	95

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000) •	Description ▲	Value

	Finance (continued)

	BP Capital Markets
$2,000	0.910%, 03/11/2014 Δ	$2,009,800

	Capital One Bank
3,000	6.500%, 06/13/2013 ▼	3,272,172

	CIT Group
892	7.000%, 05/01/2014 ▼	903,428

	Dupont Fabros Technology
1,500	8.500%, 12/15/2017 ■	1,638,750

	Fresenius U.S. Finance II
1,830	9.000%, 07/15/2015 ■ ▼	2,070,188

	General Electric Capital
3,500	1.875%, 09/16/2013	3,539,953
5,000	2.100%, 01/07/2014	5,070,950
3,000	Series A 3.750%, 11/14/2014	3,175,524

	Goldman Sachs Group
1,625	5.150%, 01/15/2014	1,735,077

	Household Finance
2,000	4.750%, 07/15/2013 ▼	2,117,826

	International Lease Finance
1,000	6.500%, 09/01/2014 ■	1,060,000

	Lyondell Chemical
1,000	8.000%, 11/01/2017 ■	1,112,500

	Lloyds TSB Bank
2,500	4.875%, 01/21/2016 ▼	2,556,928

	Petroplus Finance
1,500	7.000%, 05/01/2017 ■	1,410,000

	TransCapitalInvest
2,500	7.700%, 08/07/2013 ■	2,775,195

	Volkswagen International Finance
4,335	1.625%, 08/12/2013 ■	4,364,526

	Willis Group Holdings
1,650	4.125%, 03/15/2016 ▼	1,682,231
50,532	Total Finance	52,892,746
	Industrial Other – 1.6%

	Agilent Technologies
2,000	2.500%, 07/15/2013	2,036,364

	Arrow Electronics
1,990	6.875%, 07/01/2013	2,168,071

	Pittsburgh Glass Works
1,500	8.500%, 04/15/2016 ■	1,541,250

	Thermo Fisher Scientific
1,625	3.250%, 11/20/2014	1,713,210
1,250	3.200%, 05/01/2015	1,299,390

	Tyco Electronics
2,430	6.000%, 10/01/2012	2,576,641

	Verso Paper Holdings
1,500	11.500%, 07/01/2014 ▼	1,597,500
12,295	Total Industrial Other	12,932,426
	Insurance – 2.0%

	Aflac
2,835	3.450%, 08/15/2015	2,895,252

96	Nuveen Investments

Principal Amount (000) •		Description ▲	Value

		Insurance (continued)

		Allstate Life Global Funding Trust
		Series MTN
$1,500		5.375%, 04/30/2013	$1,616,555

		American International Group
1,000		3.650%, 01/15/2014	1,019,090

		Hartford Financial Services Group
2,000		4.000%, 03/30/2015	2,061,710

		Lincoln National
2,000		4.300%, 06/15/2015 ▼	2,106,070

		Metropolitan Life Global Funding I
1,000		2.500%, 01/11/2013 ■	1,018,104

		Prudential Financial
		Series MTNB
5,560		5.100%, 09/20/2014	6,044,715
15,895		Total Insurance	16,761,496
		Natural Gas – 0.4%

		Duke Energy
1,500		3.950%, 09/15/2014	1,595,233

		NGPL Pipeco
1,500		7.119%, 12/15/2017 ■	1,680,426

		Ras Laffan
500		4.500%, 09/30/2012 ■	520,000
3,500		Total Natural Gas	3,795,659
		Real Estate – 1.4%

		HCP – REIT
1,635		2.700%, 02/01/2014 ▼	1,658,577
		Series MTN
1,000		5.625%, 02/28/2013 ▼	1,061,091

		Health Care REIT – REIT
1,920		3.625%, 03/15/2016	1,932,132

		Nationwide Health Properties – REIT
2,000		6.250%, 02/01/2013	2,127,560

		Rouse – REIT
1,500		6.750%, 11/09/2015 ■	1,546,875

		Simon Property Group – REIT
2,000		4.200%, 02/01/2015	2,127,570

		Vornado Realty – REIT
1,500		4.250%, 04/01/2015	1,556,875
11,555		Total Real Estate	12,010,680
		Sovereigns – 2.5%

		Australian Government
		Series 123
4,000,000	AUD	5.750%, 04/15/2012	4,324,167

		Canadian Government
8,000,000	CAD	1.500%, 12/01/2012	8,303,510

		Mexico Bonos Desarr
		Series MI10
41,800,000	MXN	9.500%, 12/18/2014	3,974,925

		New Zealand
		Series 413
5,000,000	NZD	6.500%, 04/15/2013	4,377,423
		Total Sovereigns	20,980,025

Nuveen Investments	97

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000) •	Description ▲	Value

	Technology – 0.4%

	National Semiconductor
$100	3.950%, 04/15/2015	$1,063,147

	Seagate Technology International
193	10.000%, 05/01/2014 ■	2,242,280
293	Total Technology	3,305,427
	Transportation – 1.6%

	Air Canada
1,390	9.250%, 08/01/2015 ■ ▼	1,423,012

	CSX
1,500	5.750%, 03/15/2013	1,613,918

	Delta Airlines
1,500	12.250%, 03/15/2015 ■	1,661,250
	Series 11B, Class B
900	7.711%, 03/18/2013	909,000
	Series 2011-1, Class A
2,135	5.300%, 04/15/2019 ▼	2,135,000

	GATX
1,000	4.750%, 05/15/2015	1,060,969

	Graham Packaging
1,375	8.250%, 10/01/2018 ▼ ■	1,529,688

	United Airlines
1,500	9.875%, 08/01/2013 ■	1,575,000
	Series 2009-1
909	10.400%, 05/01/2018	1,030,670
12,209	Total Transportation	12,938,507
	Total Corporate Bonds (cost $364,317,228)	374,546,163

Principal Amount (000)	Description ▲	Value
	ASSET-BACKED SECURITIES – 17.9%

	Automotive – 5.8%

	Ally Auto Receivables Trust
	Series 2009-A, Class A3
$2,294	2.330%, 06/17/2013 ■	$2,316,075

	Bank of America Auto Trust
	Series 2008-1A, Class A3A
575	4.970%, 09/20/2012 ■	578,020
	Series 2010-2, Class A3
2,525	1.310%, 07/15/2014	2,541,419

	Capital Auto Receivables Asset Trust
	Series 2007-3, Class A4
937	5.210%, 03/17/2014	950,058
	Series 2008-1, Class A3A
54	3.860%, 08/15/2012	54,568

	Capital One Prime Auto Receivables Trust
	Series 2007-2, Class A4
939	5.060%, 06/15/2014	943,664

	Chrysler Financial Auto Securitization Trust
	Series 2009-A, Class A3
139	2.820%, 01/15/2016	140,526

	DT Auto Owner Trust
	Series 2011-2A, Class A
7,617	0.960%, 11/15/2012	7,616,057

98	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Automotive (continued)

	Ford Credit Auto Lease Trust
	Series 2010-B, Class A3
$3,985	0.910%, 07/15/2013	$3,988,148
	Series 2011-A, Class A2
4,570	0.740%, 09/15/2013	4,570,000

	Ford Credit Auto Owner Trust
	Series 2009-A, Class A3A
627	3.960%, 05/15/2013	633,098
	Series 2009-C, Class A4
3,000	4.430%, 11/15/2014	3,169,852

	Hertz Vehicle Financing
	Series 2009-2A, Class A1
3,000	4.260%, 03/25/2014 ■	3,134,821

	Honda Auto Receivables Owner Trust
	Series 2010-2, Class A2
688	0.820%, 06/18/2012	688,335

	JPMorgan Auto Receivables Trust
	Series 2006-A, Class A4
206	5.140%, 12/15/2014 ■	206,111

	Nissan Auto Lease Trust
	Series 2009-B, Class A3
764	2.070%, 01/15/2015	765,460

	Santander Drive Auto Receivables Trust
	Series 2010-1, Class A2
3,484	1.360%, 03/15/2013 Δ	3,491,219
	Series 2011-1, Class A3
4,250	1.280%, 01/15/2015	4,255,807

	Smart Trust
	Series 2011-1USA, Class A3B
7,135	1.258%, 10/14/2014 ■ Δ	7,147,330

	Volkswagen Auto Lease Trust
	Series 2009-A, Class A3
662	3.410%, 04/16/2012	663,728

	World Omni Auto Receivables Trust
	Series 2010-A, Class A2
151	0.700%, 05/15/2011	150,837
47,601	Total Automotive	48,005,133
	Credit Cards – 1.9%

	Bank of America Credit Card Trust
	Series 2007-A9, Class A9
4,500	0.238%, 11/15/2014 Δ ▼	4,497,374

	Cabela’s Master Credit Card Trust
	Series 2010-1A, Class A2
3,970	1.637%, 01/16/2018 ■ Δ	4,107,260
	Series 2010-2A, Class A1
4,290	2.290%, 09/17/2018 ■	4,310,625

	Capital One Multi-Asset Execution Trust
	Series 2008-A3, Class A3
2,750	5.050%, 02/15/2016	2,956,966
15,510	Total Credit Cards	15,872,225
	Equipment Leases – 0.1%

	CNH Equipment Trust
	Series 2008-A, Class A4A
1,240	4.930%, 08/15/2014	1,253,900

Nuveen Investments	99

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Home Equity – 4.6%

	AH Mortgage Advance Trust
	Series SART-1, Class B1
$1,590	5.920%, 05/10/2043 ■	$1,613,850

	Ameriquest Mortgage Securities
	Series 2005-R9, Class A2B
1,615	0.416%, 11/25/2035	1,546,278

	Countrywide Asset-Backed Certificates
	Series 2005-16, Class 2AF2
748	5.382%, 05/25/2036 Δ	608,700

	Countrywide Asset-Backed Certificates
	Series 2006-25, Class 2A2
3,565	0.306%, 12/25/2029	3,170,094
	Series 2007-7, Class 2A2
2,770	0.346%, 06/25/2030	2,241,703
	Series 2007-9, Class 2A2
2,930	0.316%, 06/25/2030	2,428,525

	Equivantage Home Equity Loan Trust
	Series 1996-4, Class A
101	7.250%, 01/25/2028	96,947

	IMC Home Equity Loan Trust
	Series 1998-3, Class A7
1,093	7.060%, 08/20/2029 Δ	1,029,276

	Morgan Stanley Capital
	Series 2007-NC2, Class A2A
3,225	0.296%, 02/25/2037 Δ	3,001,075

	Morgan Stanley Capital
	Series 2006-NC2, Class A2C
1,868	0.366%, 02/25/2036 Δ	1,646,358

	RBSSP Resecuritization Trust
	Series 2009-10, Class 7A2
2,723	0.360%, 03/26/2037 ■ Δ	2,586,748
	Series 2009-11, Class 4A1
326	1.994%, 12/26/2037 ■ Δ	326,272
	Series 2009-13, Class 5A1
1,955	0.294%, 11/26/2036 ■ Δ	1,930,903
	Series 2009-8, Class 3A1
243	0.334%, 03/26/2037 ■ Δ	239,182
	Series 2009-9, Class 9A1
1,124	0.486%, 09/26/2037 ■ Δ	1,081,619
	Series 2010-10, Class 2A1
2,294	0.386%, 09/26/2036 ■ Δ	2,056,584
	Series 2010-11, Class 2A1
2,683	0.423%, 03/26/2037 ■ Δ	2,564,209
	Series 2010-4, Class 1A1
4,030	0.323%, 03/26/2036 ■ Δ	3,749,674
	Series 2010-4, Class 5A1
2,559	0.373%, 02/26/2037 ■ Δ	2,454,284
	Series 2010-8, Class 4A1
1,611	0.659%, 07/26/2036 ■ Δ	1,517,928

	Renaissance Home Equity Loan Trust
	Series 2005-3, Class AF4
2,425	5.140%, 11/25/2035	2,009,847
41,478	Total Home Equity	37,900,056
	Manufactured Housing – 0.4%

	Green Tree Financial
	Series 2008-MH1, Class A1
265	7.000%, 04/25/2038 ■	270,557

100	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Manufactured Housing (continued)

	Newcastle Investment Trust
	Series 2010-MH1, Class A
$3,055	4.500%, 07/10/2035 ■	$3,139,372

	Origen Manufactured Housing
	Series 2005-B, Class A2
14	5.247%, 12/15/2018	13,744
3,334	Total Manufactured Housing	3,423,673
	Other – 4.7%

	American Home Mortgage Advance Trust
	Series 2010-ADV1, Class A1
2,705	3.968%, 08/15/2022 ■	2,745,575

	Citigroup Mortgage Loan Trust
	Series 2010-10, Class 7A1
5,072	4.778%, 12/27/2032 ■	5,092,570

	Crown Castle Towers
	Series 2010-1, Class A1
2,000	4.523%, 01/15/2035 Δ ■	2,090,332

	Fieldstone Mortgage Investment
	Series 2005-1, Class M4
3,111	1.266%, 03/25/2035 Δ	2,896,419

	GMAC Mortgage Servicer Advance Funding
	Series 2011-1A, Class A
7,590	3.720%, 03/15/2023 ■	7,646,925

	Nationstar Mortgage Advance Receivable Trust
	Series 2009-ADV1, Class A1
2,539	3.194%, 12/26/2022 ■ Δ	2,540,828

	Nationstar Mortgage Advance Receivable Trust
	Series 2009-ADV1, Class B1
2,650	11.686%, 12/26/2022 ■ Δ	2,669,875

	Ocwen Advance Receivables Backed Notes
	Series 2009-3A, Class A
2,000	4.140%, 07/15/2023 ■	2,027,500

	Park Place Securities
	Series 2005-WCH1, Class M2
4,795	0.706%, 01/25/2036 Δ	4,509,947

	Small Business Administration
	Series 2005-P10A, Class 1
1,742	4.638%, 02/10/2015	1,853,978
	Series 2005-P10B, Class 1
3,232	4.940%, 08/10/2015	3,430,205
	Series 2006-P10A, Class 1
1,000	5.408%, 02/10/2016	1,080,644
38,436	Total Other	38,584,798
	Utilities – 0.4%

	CenterPoint Energy
	Series 2005-A, Class A2
1,606	4.970%, 08/01/2014	1,639,229

	PG&E Energy Recovery Funding
	Series 2005-2, Class A2
487	5.030%, 03/25/2014	496,723

	PSE&G Transition Funding
	Series 2001-1, Class A6
1,074	6.610%, 06/15/2015	1,143,161
3,167	Total Utilities	3,279,113
$150,767	Total Asset-Backed Securities (cost $146,593,642)	148,318,898

Nuveen Investments	101

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 12.3%

	Americold
	Series 2010-ARTA, Class A2FL
$4,770	2.500%, 01/17/2029 ■ Δ	$4,784,123

	Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4
5,000	5.405%, 12/11/2040 Δ	5,450,805

	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class A4
4,000	5.394%, 07/15/2044	4,349,489
	Series 2007-CD4, Class A2B
1,385	5.205%, 12/11/2049	1,414,274

	Commercial Mortgage Pass-Through Certificates Series 2005-LP5, Class A4
2,500	4.982%, 05/10/2043 Δ	2,693,864

	Extended Stay America Trust Series 2010-ESHA, Class C
3,920	4.860%, 11/05/2027 ■	3,913,344

	FDIC Commercial Mortgage Series 2011-C1
3,398	2.196%, 04/25/2031	3,408,931

	Fosse Master Issuer Series 2011-1A, Class A2
3,325	1.619%, 10/19/2054 ■	3,330,915

	GE Capital Commercial Mortgage Corporation Series 2001-3, Class A2
2,525	6.070%, 06/10/2038	2,538,627

	GMAC Commercial Mortgage Securities Series 2003-C2, Class A2
3,500	5.654%, 05/10/2040	3,761,295

	Greenwich Capital Commercial Funding Series 2005-GG5, Class A2
2,941	5.117%, 04/10/2037	2,967,884

	GS Mortgage Securities II Series 2010-C1, Class A1
5,942	3.679%, 08/12/2043 ■	6,049,033
	Series 2011-ALF, Class A
5,675	2.716%, 02/10/2021 ■	5,742,533

	GS Mortgage Securities Trust Series 2007-GG10, Class A4
3,000	5.992%, 08/10/2045	3,220,801

	JPMorgan Chase Commercial Mortgage Securities Trust Series 2001-CIB2, Class A3
354	6.429%, 04/15/2035	353,417
	Series 2007-CB18, Class A3
4,000	5.447%, 06/12/2047	4,201,379
	Series 2010-C1, Class A1
4,215	3.853%, 06/15/2043 ■	4,359,869
	Series 2010-C2, Class A1
3,842	2.749%, 11/15/2043 ■	3,823,798

	Merrill Lynch Mortgage Trust Series 2006-C1, Class A2
2,786	5.818%, 05/12/2039	2,871,538

	Morgan Stanley Capital I Series 2003-IQ6, Class A4
1,090	4.970%, 12/15/2041	1,160,325
	Series 2011-C1, Class A1
2,825	2.499%, 09/15/2047 ■	2,889,191

102	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Commercial Mortgage-Backed Securities (continued)

	Morgan Stanley Dean Witter Capital I Series 2002-TOP7, Class A2
$4,219	5.980%, 01/15/2039	$4,334,704

	Vornado DP Series 2010-VN0, Class A1
5,108	2.970%, 09/14/2028 ■	5,041,427

	Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class A3
1,739	5.246%, 12/15/2043	1,780,216
	Series 2007-WHL8, Class A1
2,433	0.267%, 06/15/2020 ■ Δ	2,205,846

	WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1
2,866	2.501%, 02/15/2044 ■ Δ	2,926,576
	Series 2011-C3, Class A4
4,000	4.375%, 03/15/2044 Δ	3,954,080
	Series 2011-C3, Class A1
8,035	1.988%, 03/15/2044 ■ Δ	8,103,954
$99,393	Total Commercial Mortgage-Backed Securities (cost $99,139,893)	101,632,238

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 7.5%

	Adjustable Rate Δ – 5.4%

	Federal Home Loan Mortgage Corporation Pool
$336	2.790%, 12/01/2026, #786591	$355,184
272	2.597%, 01/01/2029, #846946	285,679
241	2.510%, 10/01/2029, #786853	251,402
266	4.346%, 04/01/2030, #972055	282,435
190	2.230%, 05/01/2030, #847014	190,273
145	2.464%, 06/01/2031, #847367	151,212
2,055	2.409%, 08/01/2032, #847331	2,145,026
946	2.551%, 09/01/2032, #847652	992,476
160	2.628%, 10/01/2032, #847063	168,303
585	2.611%, 05/01/2033, #780456	612,060
1,287	2.470%, 10/01/2033, #780911	1,342,345
1,418	2.481%, 03/01/2034, #781296	1,486,826
2,542	4.720%, 03/01/2036, #848193	2,676,222
939	2.516%, 08/01/2036, #1L1462	982,254
2,768	2.660%, 01/01/2038, #848282	2,897,543

	Federal National Mortgage Association Pool
431	2.382%, 11/01/2025, #433988	443,840
1,283	2.515%, 10/01/2030, #847241	1,345,811
202	3.110%, 06/01/2031, #625338	211,518
1,151	5.056%, 12/01/2031, #535363	1,232,454
24	4.352%, 03/01/2032, #545791	25,359
167	2.575%, 05/01/2032, #545717	174,451
134	2.665%, 05/01/2032, #634948	134,538
28	3.076%, 10/01/2032, #661645	29,046
186	2.379%, 12/01/2032, #671884	194,316
144	2.376%, 04/01/2034, #775389	150,392
2,495	2.558%, 04/01/2034, #AD0486	2,618,764
2,315	2.487%, 06/01/2034, #725721	2,429,738
1,700	2.050%, 07/01/2034, #795242	1,766,600
1,395	2.467%, 11/01/2034, #797182	1,459,106
1,637	2.688%, 11/01/2034, #841068	1,725,222
2,634	2.540%, 03/01/2035, #819652	2,773,525
1,326	2.684%, 07/01/2035, #745922	1,394,539
1,347	2.551%, 08/01/2035, #838958	1,418,568

Nuveen Investments	103

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Adjustable Rate Δ (continued)

$654	2.180%, 12/01/2035, #848390	$669,409
2,856	2.758%, 07/01/2036, #AE0058	2,997,518
854	2.858%, 07/01/2036, #886034	896,897
205	2.686%, 08/01/2036, #555369	214,956
834	2.639%, 09/01/2036, #995949	875,479
1,857	2.593%, 08/01/2037, #AD0550	1,956,215
1,811	2.498%, 03/01/2038, #AD0706	1,902,461

	Government National Mortgage Association Pool
113	2.625%, 08/20/2021, #008824	117,549
155	2.625%, 07/20/2022, #008006	161,090
86	2.625%, 09/20/2025, #008699	89,004
68	3.375%, 04/20/2026, #008847	70,867
25	3.625%, 08/20/2027, #080106	25,952
38	2.375%, 01/20/2028, #080154	39,433
100	3.375%, 05/20/2029, #080283	104,095
198	1.875%, 11/20/2030, #080469	204,135
62	3.375%, 04/20/2031, #080507	64,530
218	2.625%, 08/20/2031, #080535	226,148
49	3.500%, 02/20/2032, #080580	50,365
42,932	Total Adjustable Rate	45,013,130
	Fixed Rate – 2.1%

	Federal Home Loan Mortgage Corporation Series K001, Class A3
95	5.469%, 01/25/2012	94,685
	Series K701, Class A1
2,716	2.838%, 06/26/2017	2,794,620

	Federal Home Loan Mortgage Corporation Pool
2,288	4.500%, 05/01/2018, #G11618	2,445,400
856	4.500%, 04/01/2022, #M30035	907,638

	Federal National Mortgage Association Pool
72	5.500%, 05/01/2012, #254340	72,293
81	5.000%, 03/01/2013, #254682	85,470
792	4.000%, 12/01/2013, #255039	810,149
1,939	4.000%, 05/01/2020, #AD0107	2,051,998
3,964	3.500%, 06/01/2021, #MA0771	4,129,319
3,465	4.500%, 04/01/2024, #AA4312	3,694,053
16,268	Total Fixed Rate	17,085,625
$59,200	Total U.S. Government Agency Mortgage Backed Securities (cost $60,599,504)	62,098,755

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 5.0%

	Adjustable Rate Δ – 1.2%

	FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A
$4,250	0.741%, 02/25/2048 ■	$4,254,140

	Federal National Mortgage Association Series 2003-25, Class FN
2,961	0.644%, 04/25/2018	2,972,030
	Series 2004-90, Class GF
2,522	0.494%, 11/25/2034	2,517,962
9,733	Total Adjustable Rate	9,744,132
	Fixed Rate – 3.8%

	FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A
2,430	3.250%, 04/25/2038 ■	2,487,309

104	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)
	Series A1
$2,000	0.000%, 10/25/2011, #2010-L1A	$1,998,820

	Federal Home Loan Mortgage Corporation Series 1022, Class J
17	6.000%, 12/15/2020	19,261
	Series 2629, Class BO
2,182	3.250%, 03/15/2018	2,259,639
	Series 2780, Class QC
47	4.500%, 03/15/2017	47,402
	Series 2795, Class CL
1,798	4.500%, 07/15/2017	1,826,519
	Series 2843, Class BH
1,822	4.000%, 01/15/2018	1,860,461
	Series 3555, Class DA
1,869	4.000%, 12/15/2014	1,925,659
	Series 3555, Class EA
759	4.000%, 12/15/2014	781,813
	Series 3591, Class NA
1,439	1.250%, 10/15/2012	1,450,416

	Federal National Mortgage Association Series 1992-150, Class MA
52	5.500%, 09/25/2022	56,776
	Series 2002-83, Class MD
305	5.000%, 09/25/2016	306,765
	Series 2003-122, Class AJ
3,553	4.500%, 02/25/2028	3,669,608
	Series 2003-68, Class QP
1,728	3.000%, 07/25/2022	1,763,570
	Series 2004-90, Class GA
1,521	4.350%, 03/25/2034	1,584,629
	Series 2010-M1, Class A1
2,011	3.305%, 06/25/2019	2,092,301
	Series 2010-M6, Class A1
1,912	2.210%, 09/25/2020	1,873,830

	FHLMC Structured Pass-Through Securities Series T-45, Class A4
3,624	4.520%, 08/27/2012	3,742,250

	Government National Mortgage Association Series 2003-85, Class ZL
1,942	5.500%, 06/20/2028	1,995,309
31,011	Total Fixed Rate	31,742,337
$40,744	Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities (cost $41,108,491)	41,486,469

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT & AGENCY SECURITIES – 2.6%

	U.S. Agency Debentures – 2.6%

	Federal Home Loan Bank
$6,000	2.250%, 04/13/2012	$6,091,242
5,400	1.500%, 01/16/2013 ▼	5,487,772

	Federal Home Loan Mortgage Corporation
2,000	1.625%, 04/15/2013 ▼	2,041,294

	Federal National Mortgage Association
7,500	1.000%, 04/04/2012 ▼	7,539,637
$20,900	Total U.S. Government & Agency Securities (cost $20,877,114)	21,159,945

Nuveen Investments	105

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	COLLATERALIZED MORTGAGE OBLIGATIONS-PRIVATE MORTGAGE-BACKED SECURITIES – 5.2%

	Adjustable Rate Δ – 3.5%

	Arkle Master Issuer PLC Series 2010-1A, Class 2A
$4,200	1.464%, 05/17/2060 ■	$4,193,230

	Countrywide Home Loans Series 2004-2, Class 2A1
287	2.761%, 02/25/2034	279,912

	GSR Mortgage Loan Trust Series 2005-AR1, Class B1
1,920	4.019%, 01/25/2035 ■	1,285,347

	Indymac Index Mortgage Loan Trust Series 2005-AR1, Class 4A1
439	2.695%, 03/25/2035	393,228

	JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class A1
7,100	1.525%, 07/15/2046	7,104,732

	JPMorgan Mortgage Trust Series 2006-A7, Class 3A4
344	5.875%, 01/25/2037	36,079

	Master Adjustable Rate Mortgages Trust Series 2003-5, Class 4A1
1,709	2.059%, 11/25/2033	1,403,764

	NCUA Guaranteed Notes Series 2010-R3, Class 2A
6,159	0.825%, 12/08/2020	6,193,966
	Series 2011-R1, Class 1A
5,833	0.711%, 01/08/2020	5,835,853

	Sequoia Mortgage Trust Series 2007-1, Class 2A1
617	4.947%, 02/20/2047	505,511

	Structured Mortgage Loan Trust Series 2004-11, Class A
175	2.653%, 08/25/2034	157,736

	Washington Mutual Series 2007-HY2, Class 3A2
625	5.634%, 09/25/2036	87,806

	Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14, Class 2A3
1,749	5.904%, 10/25/2036	1,395,818
31,157	Total Adjustable Rate	28,872,982
	Fixed Rate – 1.7%

	Countrywide Alternative Loan Trust
	Series 2006-19CB, Class A15
1,112	6.000%, 08/25/2036	918,208

	GMAC Mortgage Corporation Loan Trust
	Series 2010-1, Class A
979	4.250%, 07/25/2040 ■	982,640

	Master Alternative Loans Trust
	Series 2004-13, Class 10A1
392	8.000%, 01/25/2035	405,924

	Mortgage Equity Conversion Asset Trust
	Series 2010-1A, Class A
2,549	4.000%, 07/25/2060 ■	2,551,323

106	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)

	NCUA Guaranteed Notes
	Series 2010-R1, Class 2A
$2,588	1.840%, 10/07/2020	$2,616,158

	Newcastle Investment Trust
	Series 2011-MH1, Class A
3,930	2.450%, 12/10/2033 ■	3,953,854

	Thornburg Mortgage Securities Trust
	Series 2007-4, Class 3A1
1,377	6.027%, 09/25/2037	1,367,966

	Wells Fargo Mortgage Backed Securities Trust
	Series 2006-3, Class A1
435	5.500%, 03/25/2036	434,230
	Series 2007-2, Class 1A8
1,246	5.750%, 03/25/2037	1,085,791
14,608	Total Fixed Rate	14,316,094
$45,765	Total Collateralized Mortgage Obligations – Private Mortgage-Backed Securities (cost $46,253,822)	43,189,076

Principal Amount (000)	Description ▲	Value
	Municipal Bonds – 2.0%

	California, Various Purpose
$855	5.750%, 03/01/2017	$942,338

	Dallas-Fort Worth Texas International Airport
	Series 2001-A-1
1,235	6.150%, 01/01/2016	1,234,889

	Florida Housing Financial Corporation, Multifamily Crossroads Apartments
	Series A-1
780	6.750%, 02/15/2012	779,930

	Louisiana Local Government Environmental Facilities, Community Development Authority
	Series A1
6,285	1.520%, 02/01/2018	6,313,283

	Massachusetts State Port Authority, Special Facilities Revenue, Contract Project
	Series B
2,680	1.910%, 07/01/2014	2,677,347
330	3.230%, 07/01/2015	330,369

	Phoenix Arizona Civic Improvement, Excise Tax Revenue
2,400	2.302%, 07/01/2014	2,417,112
1,700	2.828%, 07/01/2015	1,712,716
$16,265	Total Municipal Bonds (cost $16,356,464)	16,407,984

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 9.2%

	Mount Vernon Securities Lending Prime Portfolio
76,374,950	0.197% Ω †	$76,374,950
	Total Investments Purchased With Proceeds From Securities Lending (cost $76,374,950)	76,374,950

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 5.4%

	Money Market Funds – 5.1%

42,035,533	First American Prime Obligations Fund, Class Z, .042% Ω	$42,035,533

Nuveen Investments	107

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Shares/ Principal Amount (000)	Description ▲	Value

	U.S. Treasury Obligations – 0.3%

	U.S. Treasury Bills ☐
$635	0.035%, 10/20/2011	$634,931
475	0..055%, 11/17/2011	474,899
1,220	0.020%, 07/21/2011	1,219,987
$2,330	Total U.S. Treasury Obligations	2,329,817
	Total Short-Term Investments (cost $44,365,205)	44,365,350
	Total Investments (cost $915,986,313) – 112.3%	929,579,828
	Other Assets Less Liabilities – (12.3)% ¯	(101,582,520)
	Net Assets – 100.0%	$827,997,308

Investments in Derivatives

Credit Default Swaps outstanding at June 30, 2011:

Counterparty	Reference Index	Buy/Sell Protection (1)	Current Credit Spread (3)	Notional Amount (2)	Received Fixed Rate	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan	Markit CDX NA HY16 Index	Sell	4.55%	$24,000,000	5.00%	6/20/16	$388,669	$370,948
UBS	Markit CDX NA HY16 Index	Sell	4.55	5,000,000	5.00	6/20/16	80,973	82,362
							$469,642	$453,310

(1)	The Fund entered into the credit default swaps to gain investment exposure to the referenced index. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take deliver of the reference entity or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2011:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank N.A.	New Zealand	5,300,000	U.S. Dollar	4,309,536	7/28/11	$(72,967)
Citibank N.A.	U.S. Dollar	5,300,000	New Zealand	4,361,814	7/28/11	(19,855)
						$(92,822)

Futures Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	28	9/11	$6,141,625	$14,373
U.S. Treasury 5-Year Note	Short	(676)	9/11	(80,576,030)	(532,008)
U.S. Treasury 10-Year Note	Short	(175)	9/11	(21,407,423)	(122,757)
U.S. Treasury Long Bond	Short	(17)	9/11	(2,091,531)	14,578
					$(625,814)

108	Nuveen Investments

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase	$24,000,000	3-Month LIBOR	Receive	1.255%	Semi-Annually	11/03/11	$(114,821)
JPMorgan Chase	4,000,000	3-Month LIBOR	Receive	3.858	Semi-Annually	1/19/20	(325,548)
UBS	11,000,000	3-Month LIBOR	Receive	1.358	Semi-Annually	9/25/11	(68,395)
UBS	16,000,000	3-Month LIBOR	Receive	1.133	Semi-Annually	3/25/12	(140,499)
UBS	18,000,000	3-Month LIBOR	Receive	1.048	Semi-Annually	6/25/12	(118,776)
UBS	4,000,000	3-Month LIBOR	Receive	3.001	Semi-Annually	8/03/14	(269,244)
							$(1,037,283)

*	Annualized.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

—	Principal Amount (000) denoted in U.S. Dollars, unless otherwise noted.

▼	Investment, or a portion of investment, is out on loan for securities lending.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives.

AUD	Australian Dollar

CAD	Canadian Dollar

MXN	Mexican Peso

NZD	New Zealand Dollar

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	109

Portfolio of Investments

Nuveen Total Return Bond Fund

(formerly known as First American Total Return Bond Fund)

June 30, 2011

Principal Amount (000) —	Description ▲	Value

	CORPORATE BONDS – 49.9%

	Banking – 6.1%

	Ally Financial
$910	7.500%, 09/15/2020	$950,950

	Banco Bradesco
1,155	4.125%, 05/16/2016 ■ ▼	1,162,277

	Bancolombia
1,790	5.950%, 06/03/2021 ■	1,816,850

	Bank of America
2,615	5.750%, 12/01/2017	2,796,769
6,770	5.875%, 01/05/2021	7,104,945

	Barclays Bank
	Series EMTN
1,140	4.750%, 03/15/2020 Δ	1,177,907

	BBVA Bancomer
850	4.500%, 03/10/2016 ■ ▼	864,875

	Citigroup
1,915	5.375%, 08/09/2020 ▼	1,998,423
2,765	6.125%, 08/25/2036	2,657,312

	Citigroup Capital XXI
2,735	8.300%, 12/21/2077 Δ	2,796,538

	HSBC Holdings
1,910	6.800%, 06/01/2038	2,038,289

	JPMorgan Chase
1,350	4.250%, 10/15/2020	1,320,752
2,420	5.500%, 10/15/2040	2,406,177

	JPMorgan Chase Capital XX
	Series T
2,060	6.550%, 09/29/2066 Δ	2,065,059

	Royal Bank of Scotland
2,100	6.400%, 10/21/2019 ▼	2,157,040

	Sovereign Bank
2,350	8.750%, 05/30/2018	2,652,819

	UBS
1,410	4.875%, 08/04/2020	1,426,140

	Wachovia Captial Trust III
2,175	5.570%, 03/29/2049 Δ	1,990,125
38,420	Total Banking	39,383,247
	Basic Industry – 4.7%

	Alcoa
1,100	5.400%, 04/15/2021	1,103,397

	Alrosa Finance
1,315	7.750%, 11/03/2020 ■ ▼	1,430,063

	Arcelormittal
3,065	7.000%, 10/15/2039	3,099,003

	Cliffs Natural Resources
2,725	4.800%, 10/01/2020	2,739,355

	Hidili Industry International Development
725	8.625%, 11/04/2015 ■ ▼	712,313

	Incitec Pivot Finance
1,915	6.000%, 12/10/2019 ■	2,051,026

	International Paper
1,680	8.700%, 06/15/2038	2,089,972

110	Nuveen Investments

Principal Amount (000) —	Description ▲	Value

	Basic Industry (continued)

	Metinvest
$135	10.250%, 05/20/2015 ■	$146,975
1,380	8.750%, 02/14/2018 ■	1,428,300

	Plum Creek Timberlands
2,105	4.700%, 03/15/2021	2,074,597

	Reynolds Group Issuer
1,500	7.125%, 04/15/2019 ■	1,488,750

	Rhodia
1,500	6.875%, 09/15/2020 ■	1,756,875

	Sinochem Overseas Capital
750	4.500%, 11/12/2020 ■ ▼	719,082

	Southern Copper
1,265	7.500%, 07/27/2035	1,324,531

	Taseko Mines
1,250	7.750%, 04/15/2019	1,259,375

	Teck Cominco Limited
1,575	6.125%, 10/01/2035	1,591,947

	Teck Resources
905	6.250%, 07/15/2041	913,699

	United Refining
990	10.500%, 02/28/2018	990,000

	Vale Overseas
1,990	6.875%, 11/10/2039	2,162,692

	Vedanta Resources
1,575	9.500%, 07/18/2018 ■ ▼	1,716,750
29,445	Total Basic Industry	30,798,702
	Brokerage - 2.7%

	Fosun International
	Series 144A
1,325	7.500%, 05/12/2016 ■ ▼	1,311,750

	Goldman Sachs Capital II
1,495	5.793%, 12/29/2049 Δ	1,196,000

	Goldman Sachs Group
9,075	6.000%, 06/15/2020 ▼	9,764,591

	Morgan Stanley
750	7.300%, 05/13/2019 ▼	850,519
2,600	5.500%, 07/24/2020	2,631,697
1,960	5.750%, 01/25/2021	1,983,185
17,205	Total Brokerage	17,737,742
	Capital Goods – 0.3%

	Abengoa Finance
1,150	8.875%, 11/01/2017 ■ ▼	1,174,438

	Martin Marietta Material
850	6.600%, 04/15/2018	944,441
2,000	Total Capital Goods	2,118,879
	Communications – 3.9%

	American Tower
2,195	5.050%, 09/01/2020	2,162,014

	AT&T
1,510	6.550%, 02/15/2039 ▼	1,656,213

Nuveen Investments	111

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Principal Amount (000) —	Description ▲	Value

	Communications (continued)

	British Sky Broadcasting
$1,975	6.100%, 02/15/2018 ■	$2,209,047

	Comcast
1,630	6.400%, 05/15/2038	1,739,234

	DirecTV Holdings
2,230	5.200%, 03/15/2020 ▼	2,359,536

	Embarq
1,545	7.082%, 06/01/2016	1,717,453

	Frontier Communications
1,355	8.500%, 04/15/2020	1,476,950

	NBC Universal
2,515	4.375%, 04/01/2021 ■	2,488,721

	News America
1,600	6.650%, 11/15/2037 ▼	1,714,718
825	6.150%, 02/15/2041 ■	817,275

	Sprint Nextel
1,200	6.000%, 12/01/2016	1,198,500

	TCM Sub
870	3.550%, 01/15/2015 ■	909,109

	Telecom Italia Capital
2,250	7.175%, 06/18/2019 ▼	2,484,194

	Time Warner Cable
1,515	5.875%, 11/15/2040 ▼	1,495,252

	Verizon Communications
915	6.900%, 04/15/2038	1,049,644
24,130	Total Communications	25,477,860
	Consumer Cyclical – 2.3%

	Ford Motor Credit
1,350	6.625%, 08/15/2017	1,435,105

	Giti Tire
500	12.250%, 01/26/2012	490,256

	Ingram Micro
1,090	5.250%, 09/01/2017	1,142,572

	Isle Of Capri Casinos
1,000	7.750%, 03/15/2019 ■ ▼	1,010,000

	J.C. Penney
1,425	5.650%, 06/01/2020	1,410,750

	Land O Lakes Capital Trust I
	Series 144A
1,125	7.450%, 03/15/2028 ¢	1,071,563

	O’Reilly Automotive
1,940	4.875%, 01/14/2021	1,949,405

	R.R. Donnelley & Sons
1,070	7.625%, 06/15/2020 ▼	1,057,485

	Time Warner
1,500	4.750%, 03/29/2021	1,525,878
1,750	6.100%, 07/15/2040	1,778,973

	Viacom
1,975	6.875%, 04/30/2036	2,204,898
14,725	Total Consumer Cyclical	15,076,885

112	Nuveen Investments

Principal Amount (000) —	Description ▲	Value

	Consumer Non Cyclical – 2.9%

	Altria Group
$1,270	4.750%, 05/05/2021	$1,269,130
2,720	9.950%, 11/10/2038	3,821,725

	CKE Restaurants
735	11.375%, 07/15/2018	809,419

	CVS Caremark
1,810	6.302%, 06/01/2062 Δ	1,762,487

	HCA Holdings
1,125	7.750%, 05/15/2021 ■ ▼	1,167,187

	Lorillard Tobacco
1,590	8.125%, 06/23/2019	1,851,956

	MHP
1,225	10.250%, 04/29/2015 ■	1,309,158

	Pernod Ricard
1,365	5.750%, 04/07/2021 ■	1,425,138

	STHI Holding
1,520	8.000%, 03/15/2018 ■	1,542,800

	UnitedHealth Group
1,395	6.875%, 02/15/2038	1,595,093

	Valeant Pharmaceuticals
2,330	6.875%, 12/01/2018 ■ ▼	2,283,400
17,085	Total Consumer Non Cyclical	18,837,493
	Electric – 1.9%

	Calpine
1,315	7.875%, 07/31/2020 ■ ▼	1,374,175

	Comision Federal De Electric
1,485	4.875%, 05/26/2021 ■	1,482,921

	Constellation Energy Group
2,010	5.150%, 12/01/2020 ▼	2,059,886

	FirstEnergy Solutions
2,000	6.050%, 08/15/2021	2,152,098

	MidAmerican Energy Holdings
2,630	6.125%, 04/01/2036	2,832,221

	Midwest Generation
	Series 2000
1,483	8.560%, 01/02/2016	1,519,658

	Texas Competitive Electric Holdings
	Series 144A
860	11.500%, 10/01/2020	846,567
11,783	Total Electric	12,267,526
	Energy – 4.2%

	Anadarko Petroleum
1,140	6.375%, 09/15/2017	1,306,821
1,675	6.200%, 03/15/2040 ▼	1,697,606

	Canadian Oil Sands
1,700	7.750%, 05/15/2019 ■	2,042,451

	Carrizo Oil & Gas
1,150	8.625%, 10/15/2018	1,184,500

	Connacher Oil And Gas
	Series 144A
800	8.750%, 08/01/2018 ■	821,193

Nuveen Investments	113

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Principal Amount (000) —	Description ▲	Value

	Energy (continued)

	Diamond Offshore Drilling
$1,775	5.700%, 10/15/2039 ▼	$1,752,967

	Lukoil International Finance
2,625	6.125%, 11/09/2020 ■	2,707,031

	Nabors Industries
1,590	5.000%, 09/15/2020 ▼	1,608,819

	Nexen
2,240	6.400%, 05/15/2037	2,234,434

	OGX Petroleo E Gas Participacoes
	Series 144A
1,155	8.500%, 06/01/2018 ■ ▼	1,187,918

	Petrobras International Finance
1,770	6.875%, 01/20/2040	1,884,627

	Petro-Canada
1,275	6.800%, 05/15/2038	1,438,108

	Petroplus Finance
1,465	9.375%, 09/15/2019 ■ ▼	1,472,325

	Seadrill
1,600	6.500%, 10/05/2015	1,552,000

	Valero Energy
2,200	6.125%, 02/01/2020 ▼	2,417,659

	Weatherford International
1,950	7.000%, 03/15/2038	2,119,964
26,110	Total Energy	27,428,423
	Finance – 5.8%

	Anglogold Holdings
2,275	6.500%, 04/15/2040	2,169,982

	Asciano Finance
2,250	5.000%, 04/07/2018 ■	2,309,591

	Braskem Finance
1,425	5.750%, 04/15/2021 ■ ▼	1,433,978

	Bunge Limited Finance
3,010	4.100%, 03/15/2016	3,135,427

	Capital One Financial ▼
2,265	6.150%, 09/01/2016	2,498,793

	Country Garden Holdings
1,300	11.125%, 02/23/2018 ■ ▼	1,339,000

	Countrywide Financial
2,885	6.250%, 05/15/2016	3,040,282

	Discover Financial Services
1,975	10.250%, 07/15/2019	2,551,994

	GE Capital Trust I
3,600	6.375%, 11/15/2067 Δ	3,685,500

	General Electric Capital
1,400	5.300%, 02/11/2021 ▼	1,456,759
	Series MTN
2,320	6.875%, 01/10/2039	2,626,279

	International Lease Finance
985	8.875%, 09/01/2017	1,083,500
1,905	8.250%, 12/15/2020 ▼	2,057,400

	JBS Finance II
1,175	8.250%, 01/29/2018 ■ ▼	1,198,500

	RSHB Capital
2,120	7.750%, 05/29/2018 ■	2,411,394

114	Nuveen Investments

Principal Amount (000) —	Description ▲	Value

	Finance (continued)

	Transcapitalinvest
$2,670	5.670%, 03/05/2014 ■ ▼	$2,843,550

	WEA Finance
1,655	4.625%, 05/10/2021 ■	1,606,106
35,215	Total Finance	37,448,035
	Industrial Other – 0.3%

	Huntington Ingalls Industries
1,810	7.125%, 03/15/2021 ■ ▼	1,873,350
	Insurance – 4.5%

	Aflac
2,185	6.450%, 08/15/2040	2,168,071

	Allied World Assurance
2,510	7.500%, 08/01/2016	2,876,317

	Catlin Insurance
1,750	7.249%, 12/31/2049 ■ ▼ Δ	1,666,875

	Endurance Specialty Holding
65	Series B	1,625,243

	Genworth Financial
	Series MTN
2,640	6.515%, 05/22/2018	2,624,910

	Hartford Financial Services Group
	Series MTN
1,770	6.000%, 01/15/2019	1,890,363

	Liberty Mutual Group
1,705	7.000%, 03/15/2037 ■ Δ	1,629,136

	Lincoln National
2,395	8.750%, 07/01/2019	3,022,246
1,620	6.050%, 04/20/2067 Δ	1,559,250

	MetLife
1,600	6.750%, 06/01/2016	1,862,328

	MetLife Capital Trust IV
1,750	7.875%, 12/15/2067 ■ Δ	1,828,237

	Pacific Life Insurance
840	6.000%, 02/10/2020 ■	900,749

	Prudential Financial
1,650	5.500%, 03/15/2016	1,796,099

	Unum Group
1,830	5.625%, 09/15/2020 ▼	1,916,338

	ZFS Finance USA Trust V
1,860	6.500%, 05/09/2067 ■ Δ	1,850,700
26,170	Total Insurance	29,216,862
	Natural Gas – 0.4%

	Kinder Morgan Energy Partners
	Series MTN
1,920	6.950%, 01/15/2038	2,085,326

	Southern Union
545	7.200%, 11/01/2066	506,850
2,465	Total Natural Gas	2,592,176
	Real Estate – 2.0%

	Boston Properties
3,050	4.125%, 05/15/2021	2,913,211

Nuveen Investments	115

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Principal Amount (000) —		Description ▲	Value

		Real Estate (continued)

		Central China Real Estate
$825		12.250%, 10/20/2015 ■	$853,875

		Health Care - REIT
1,300		5.250%, 01/15/2022	1,295,008

		Prologis - REIT
1,755		6.875%, 03/15/2020	1,937,888

		Shimao Property Holdings
620		8.000%, 12/01/2016 ■	564,200

		Simon Property Group - REIT
1,825		5.650%, 02/01/2020	1,971,728

		Vornado Realty - REIT
2,975		4.250%, 04/01/2015	3,087,803
12,350		Total Real Estate	12,623,713
		Sovereign – 5.1%

		Australian Government
5,810,000	AUD	5.750%, 04/15/2012	6,280,852
7,350,000	AUD	4.500%, 04/15/2020	7,499,939

		Canadian Government
5,700,000	CAD	1.500%, 03/01/2012	5,923,106
7,000,000	CAD	3.750%, 06/01/2019	7,704,391

		Republic of Argentina
1,150		8.750%, 06/02/2017	1,196,000

		Republic of Indonesia
1,730		5.875%, 03/13/2020 ■ ▼	1,920,300

		Republic of Peru
1,430		6.550%, 03/14/2037	1,598,025

		Ukraine Government
1,250		7.750%, 09/23/2020 ■ ▼	1,296,875
		Total Sovereign	33,419,488
		Technology – 0.4%

		Avnet
845		5.875%, 06/15/2020	892,269

		Seagate
1,360		6.875%, 05/01/2020 ■	1,349,800
2,205		Total Technology	2,242,069
		Transportation – 2.4%

		Air Canada
1,105		9.250%, 08/01/2015 ■ ▼	1,131,244

		America West Air
		Series 2000-1
1,305		8.057%, 01/02/2022	1,357,050

		Avis Budget Car Rental
1,450		7.750%, 05/15/2016	1,475,375

		Dana Holding
1,450		6.500%, 02/15/2019 ▼	1,435,500

		Delta Airlines
		Series 2011-1, Class A
1,700		5.300%, 04/15/2019 ▼	1,700,000

		Hertz
1,250		7.375%, 01/15/2021 ■	1,271,875

		Martin Midstream Partners
1,150		8.875%, 04/01/2018	1,207,500

116	Nuveen Investments

Principal Amount (000) —	Description ▲	Value

	Transportation (continued)

	Navios Maritime Acquisition
$1,350	8.625%, 11/01/2017	$1,329,750

	Northwest Airlines
	Series 2007-1, Class A
1,060	7.027%, 11/01/2019	1,081,276

	Provincia De Buenos Aire
1,040	10.875%, 01/26/2021 ■	980,720

	United Airlines
	Series 2007-1, Class A
1,272	6.636%, 01/02/2024	1,278,629
	Series 2009-1
1,364	10.400%, 05/01/2018	1,546,005
15,496	Total Transportation	15,794,924
	Total Corporate Bonds (cost $306,633,078)	324,337,374

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 28.6%

	Adjustable Rate Δ – 1.0%

	Federal Home Loan Mortgage Corporation Pool
$598	2.788%, 10/01/2029, #1L0117	$603,017
543	2.394%, 07/01/2030, #847240	568,425
401	2.269%, 05/01/2033, #847411	418,221
1,187	5.206%, 07/01/2036, #1K1238	1,232,913
2,707	2.608%, 05/01/2038, #84-8289	2,838,544

	Federal National Mortgage Association Pool
214	2.309%, 09/01/2033, #725553	223,472
590	2.432%, 01/01/2035, #745548	618,586
6,240	Total Adjustable Rate	6,503,178
	Fixed Rate – 27.6%

	Federal Home Loan Mortgage Corporation Pool
970	6.500%, 07/01/2031, #A17212	1,099,795
586	7.000%, 08/01/2037, #H09059	671,628

	Federal National Mortgage Association Pool
1,161	5.500%, 02/01/2025, #255628	1,265,188
4,159	5.500%, 10/01/2025, #255956	4,532,132
333	6.000%, 04/01/2032, #745101	362,918
520	5.500%, 06/01/2033, #843435	566,750
4,053	5.000%, 11/01/2033, #725027	4,331,130
611	5.000%, 03/01/2034, #725205	653,262
524	5.000%, 03/01/2034, #725250	559,825
771	6.000%, 03/01/2034, #745324	854,916
36,270	4.500%, 07/01/2034 (MDR)(WI/DD)	37,522,439
864	5.500%, 09/01/2034, #725773	939,932
698	6.500%, 04/01/2036, #831377	792,027
325	6.500%, 04/01/2036, #852909	368,560
886	6.500%, 08/01/2036, #893318	1,004,739
1,767	6.500%, 09/01/2036, #897129	2,003,733
758	5.500%, 04/01/2037, #918883	821,438
840	6.000%, 06/01/2037, #944340	924,518
1,011	6.000%, 09/01/2037, #256890	1,103,428
5,166	5.500%, 01/01/2038, #968975	5,596,726
1	5.500%, 05/01/2038, #889618	1,224
1	5.500%, 07/01/2038, #985344	1,535
1,202	6.000%, 08/01/2038, #257307	1,320,973
2,627	5.500%, 11/01/2038, #AA0005	2,843,469
3,080	5.500%, 12/01/2038, #AA0889	3,333,266
33,725	5.000%, 06/01/2039 (MDR)(WI/DD)	35,832,812

Nuveen Investments	117

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)
$6,025	6.000%, 07/01/2039 (WI/DD)	$6,618,089
4,878	4.500%, 09/01/2039, #AC1877	5,055,818
3,704	6.000%, 09/01/2039, #AD0205	4,075,152
5,563	4.500%, 12/01/2039, #932323	5,765,952
19,425	4.000%, 07/01/2040 (MDR)(WI/DD)	19,425,000
10,244	4.000%, 11/01/2040, #MA0583	10,258,494
5,174	4.000%, 12/01/2040, #AB1959	5,181,738
13,666	4.000%, 01/01/2041, #AH1420	13,684,985
171,588	Total Fixed Rate	179,373,591
$177,828	Total U.S. Government Agency Mortgage-Backed Securities (cost $183,686,857)	185,876,769

Principal Amount (000)	Description ▲	Value
	Commercial Mortgage-Backed Securities – 10.6%

	Americold Trust
	Series 2010-ARTA, Class C
$3,470	6.811%, 01/14/2029 ■	$3,593,619

	Bear Stearns Commercial Mortgage Securities
	Series 2005-PW10, Class A4
3,325	5.405%, 12/11/2040 Δ	3,624,786

	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2005-CD1, Class A4
2,440	5.394%, 07/15/2044 Δ	2,653,188
	Series 2007-CD4, Class A2B
1,360	5.205%, 12/11/2049	1,388,746
	Series 2007-CD5, Class A4
5,650	5.886%, 11/15/2044 Δ	6,163,072

	Commercial Mortgage Pass-Through Certificates
	Series 2006-CN2A, Class A2FX
1,805	5.449%, 02/05/2019 ■	1,809,150

	Extended Stay America Trust
	Series 2010-ESHA, Class C
3,630	4.860%, 11/05/2027 ■	3,623,836

	Fosse Master
	Series 2011-1A, Class A2
2,640	1.619%, 10/19/2054 ■ Δ	2,644,697

	Greenwich Capital Commercial Funding
	Series 2005-GG5, Class A2
2,576	5.117%, 04/10/2037	2,599,033

	GS Mortgage Securities II
	Series 2006-GG6, Class A2
2,037	5.506%, 04/10/2038	2,036,452
	Series 2006-GG8, Class A4
3,135	5.560%, 11/10/2039	3,397,228
	Series 2007-GG10, Class A4
7,660	5.992%, 08/10/2045 ▼ Δ	8,223,778

	JPMorgan Chase Commercial Mortgage Securities
	Series 2010-C1, Class A1
4,078	3.853%, 06/15/2043 ■	4,218,085
	Series 2011-C4, Class A3
3,445	4.106%, 07/15/2046 ■	3,437,567

	LB-UBS Commercial Mortgage Trust
	Series 2004-C2, Class A4
4,000	4.367%, 03/15/2036	4,239,332
	Series 2005-C7, Class A2
1,557	5.103%, 11/15/2030	1,556,856

118	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Commercial Mortgage-Backed Securities (continued)

	Master Reporforming Loans Trust
	Series 2005-1, Class 1A4
$3,586	7.500%, 08/25/2034 ■	$3,632,506

	Morgan Stanley Capital I
	Series 2006-IQ12, Class A4
4,025	5.332%, 12/15/2043	4,348,502

	OBP Depositor Trust
	Series 2010-OBP, Class A
2,880	4.646%, 07/15/2045 ■	2,989,040

	WF-RBS Commercial Mortgage Trust
	Series 2011-C3, Class A4
2,900	4.375%, 03/15/2044 ■	2,852,630
$66,199	Total Commercial Mortgage-Backed Securities (cost $65,861,987)	69,032,103

Principal Amount (000)	Description ▲	Value
	ASSET-BACKED SECURITIES – 5.8%

	Automotive – 1.1%

	Chrysler Group
$3,000	8.000%, 06/15/2019 ■ ▼	$2,947,500

	Fifth Third Auto Trust
	Series 2008-1, Class A4A
1,026	4.810%, 01/15/2013	1,038,954

	Santander Drive Auto Receivables Trust
	Series 2010-1, Class A2
3,420	1.360%, 03/15/2013 Δ	3,427,521

7,446	Total Automotive	7,413,975
	Credit Cards – 1.7%

	Chase Issuance Trust
	Series 2009-A2, Class A2
3,195	1.737%, 04/15/2014 Δ	3,233,441

	Citibank Credit Card Issuance Trust
	Series 2009-A1, Class A1
3,270	1.937%, 03/15/2014 Δ	3,308,676

	Discover Card Master Trust
	Series 2007-A1, Class A1
3,655	5.650%, 03/16/2020	4,186,877

10,120	Total Credit Cards	10,728,994
	Home Equity – 2.3%

	AH Mortgage Advance Trust
	Series SART-1, Class B1
1,270	5.920%, 05/10/2043 ■	1,289,050

	Countrywide Asset-Backed Certificates
	Series 2006-25, Class 2A2
1,805	0.306%, 12/25/2029 Δ	1,605,055
	Series 2007-7, Class 2A2
2,195	0.346%, 10/25/2047 Δ	1,776,367
	Series 2007-9, Class 2A2
2,325	0.316%, 06/25/2030 Δ	1,927,072

	GRMT Mortgage Loan Trust
	Series 2001-1A, Class M1
101	8.272%, 07/20/2031 ■ Δ	95,895

	RBSSP Resecuritization Trust
	Series 2010-11, Class 2A1
2,409	0.423%, 03/26/2037 ■ Δ	2,302,004

Nuveen Investments	119

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Home Equity (continued)

	Series 2010-4, Class 1A1
$3,983	0.323%, 03/26/2036 ■ Δ	$3,706,090

	Renaissance Home Equity Loan Trust
	Series 2005-3, Class AF4
2,495	5.140%, 11/25/2035 Δ	2,067,864

16,583	Total Home Equity	14,769,397
	Manufactured Housing – 0.1%

	Green Tree Financial
	Series 1996-8, Class A7
97	8.050%, 10/15/2027 Δ	101,951
	Series 2008-MH1, Class A1
818	7.000%, 04/25/2038 ■	836,399
915	Total Manufactured Housing	938,350

	Other – 0.6%

	Henderson Receivables Series 2010-3A, Class A
1,958	3.820%, 12/15/2048 ■ Δ	1,935,772

	Ocwen Advance Receivables Backed Notes Series 2009-3A, Class A
1,745	4.140%, 07/15/2023 ■	1,768,994
3,703	Total Other	3,704,766
$38,767	Total Asset-Backed Securities (cost $36,432,699)	37,555,482

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS-PRIVATE MORTGAGE-BACKED SECURITIES – 3.4%

	Adjustable Rate Δ – 1.3%

	Countrywide Home Loans Series 2004-2, Class 2A1
$786	2.761%, 02/25/2034	$766,960

	FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A
3,489	0.741%, 02/25/2048 ■	3,492,466

	GSR Mortgage Loan Trust Series 2005-AR1, Class B1
1,963	4.019%, 01/25/2035	1,314,559

	Indymac Index Mortgage Loan Trust Series 2005-AR1, Class 4A1
505	2.695%, 03/25/2035	452,213

	JPMorgan Alternative Loan Trust Series 2007-S1, Class A1
1,842	0.466%, 04/25/2047	1,381,572

	JPMorgan Mortgage Trust Series 2006-A7, Class 3A4
1,228	5.875%, 01/25/2037	128,800

	Wachovia Mortgage Loan Trust Series 2005-B, Class 1A1
783	2.993%, 10/20/2035	647,360
10,596	Total Adjustable Rate	8,183,930

120	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Fixed Rate – 2.1%

	Bank of America Alternative Loan Trust Series 2007-1, Class 2A2
$1,998	5.673%, 04/25/2037	$191,818

	Countrywide Alternative Loan Trust Series 2004-24CB, Class 2A1
793	5.000%, 11/25/2019	803,245
	Series 2006-19CB, Class A15
1,037	6.000%, 08/25/2036	856,994

	GMAC Mortgage Corporation Loan Trust Series 2010-1, Class A
306	4.250%, 07/25/2040 ■	307,750

	GSMPS Mortgage Loan Trust Series 2003-1, Class B1
2,408	6.776%, 03/25/2043	2,070,993

	GSR Mortgage Loan Trust Series 2005-4F, Class B1
2,078	5.758%, 05/25/2035	1,217,459

	Impac Secured Assets Series 2000-3, Class M1
2,183	8.000%, 10/25/2030	1,996,494

	Lehman Mortgage Trust Series 2008-6, Class 1A1
1,926	5.981%, 07/25/2047	1,833,841

	Residential Accredit Loans Series 2005-QS12, Class A7
868	5.500%, 08/25/2035	781,664

	Sequoia Mortgage Trust Series 2011-1, Class A1
2,666	4.125%, 02/25/2041	2,671,242

	Washington Mutual Mortgage Pass-Through Certificates Series 2004-RA3, Class 2A
944	6.414%, 08/25/2038	988,330
17,207	Total Fixed Rate	13,719,830
$27,803	Total Collateralized Mortgage Obligations-Private Mortgage-Backed Securities (cost $27,001,051)	21,903,760

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT & AGENCY SECURITIES – 1.1%

	U.S. Treasury – 1.1%

	U.S. Treasury Note
$6,879	1.250%, 07/15/2020 ▼	$7,276,305
	Total U.S. Government & Agency Securities (cost $7,378,372)	7,276,305

Principal Amount (000)	Description ▲	Value
	MUNICIPAL BONDS – 0.7%

	Illinois
$3,415	5.877%, 03/01/2019	$3,524,109

	Provincia De Cordoba
1,200	12.375%, 08/17/2017 ■	1,254,000
4,615	Total Municipal Bonds (cost $4,673,901)	4,778,109

Nuveen Investments	121

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Shares	Description ▲	Value

	PREFERRED STOCKS – 0.8%

	Banking – 0.4%

	Bank of America
6,000	Series MER	$158,100

	Bank of America
28,000	Series 5 ▼	533,400

20,000	Citigroup Capital XI	466,400

3,000	Citigroup Capital XII	77,460

	Goldman Sachs Group
51,000	Series A ▼	1,086,810

	Royal Bank of Scotland
10,000	Series L	182,700
	Total Banking	2,504,870
	Finance – 0.0%

5,000	JPMorgan Chase Capital XXVI ▼	132,300
	Insurance – 0.3%

	Aspen Insurance Holdings
84,500	Series A	2,109,120
	Sovereign – 0.1%

	Fannie Mae
217,000	Series S	466,550
	Total Preferred Stocks (cost $9,778,851)	5,212,840

Shares	Description ▲	Value
	ClOSED-END FUNDS – 0.3%

15,000	Alliance National Municipal Income Fund	$201,000

36,000	Blackrock Credit Allocation Income Trust	450,360

23,000	Highland Credit Strategies Fund ▼	176,640

40,000	ING Clarion Global Real Estate Income Fund ▼	334,800

20,000	Invesco Municipal Income Opportunities Trust	126,200

2,000	Pimco Income Strategy Fund ▼	25,880

16,000	Pioneer Diversified High Income Trust	337,600
	Total Closed-End Funds (cost $1,504,063)	1,652,480

Shares	Description ▲	Value
	CONVERTIBLE SECURITIES 0.1%

	Energy – 0.1%

	Chesapeake Energy
7,300	Series 2005B	$720,875
	Total Convertible Securities (cost $620,500)	720,875

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 9.6%

	Mount Vernon Securities Lending Prime Portfolio
62,479,179	0.197% Ω †	$62,479,179
	Total Investments Purchased With Proceeds From Securities Lending (cost $62,479,179)	62,479,179

122	Nuveen Investments

Shares/ Principal Amount (000)	Description ▲	Value

	SHORT-TERM INVESTMENTS – 14.9%

	Money Market Funds – 14.1%

	First American Prime Obligations Fund, Class Z
91,965,101	0.042% Ω	$91,965,101
	U.S. Treasury Obligations – 0.8%

	U.S. Treasury Bills ☐
$1,475	0.035%, 10/20/2011	1,474,841
2,500	0.020%, 07/21/2011	2,499,972
1,245	0.060%, 11/10/2011	1,244,726

$5,220	Total U.S. Treasury Obligations	5,219,539
	Total Short-Term Investments (cost $97,184,373)	97,184,640
	Total Investments (cost $803,234,911) – 125.8%	818,009,916
	Other Assets Less Liabilities – (25.8)% ¯	(167,629,731)
	Net Assets – 100.0%	$650,380,185

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2011:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan Chase	Australian Dollar	6,600,000	U.S. Dollar	6,929,472	7/15/11	$(135,651)
Citibank N.A.	Euro	1,920,000	U.S. Dollar	2,764,819	7/12/11	(18,630)
JPMorgan Chase	U.S. Dollar	7,031,442	Austrailian Dollar	6,600,000	7/15/11	33,681
Citibank N.A.	U.S. Dollar	3,301,768	Brazilian Real	5,230,000	8/02/11	22,751
Citibank N.A.	U.S. Dollar	5,627,549	Canadian Dollar	5,450,000	7/15/11	21,143
Citibank N.A.	U.S. Dollar	1,360,559	Euro Dollar	960,000	7/12/11	31,166
Citibank N.A.	U.S. Dollar	4,469,652	Mexican Peso	52,800,000	10/05/11	(122)
Citibank N.A.	U.S. Dollar	6,337,254	New Zealand Dollar	7,700,000	10/05/11	(278)
JPMorgan Chase	U.S. Dollar	3,212,591	South African Rand	21,800,000	7/11/11	6,265
JPMorgan Chase	U.S. Dollar	3,610,675	South Korean Won	3,916,500,000	7/18/11	53,419
						$13,744

Credit Default Swaps outstanding at June 30, 2011:

Counterparty	Reference Index	Buy/Sell Protection (1)	Current Credit Spread (3)	Notional Amount (2)	Received Fixed Rate	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan	Markit CDX NA HY16 Index	Sell	4.55%	$5,600,000	5.00%	6/20/16	$90,690	$88,837
UBS	Markit CDX NA HY16 Index	Sell	4.55	20,000,000	5.00	6/20/16	139,273	94,842
							$229,963	$183,679

(1)	The Fund entered into the credit default swaps to gain investment exposure to the referenced index. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

Nuveen Investments	123

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Futures Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
German 10-year Government Bond	Long	46	9/11	$8,370,428	$44,833
U.S. Treasury 5-Year Note	Short	(519)	9/11	(61,862,366)	57,967
U.S. Treasury 10-Year Note	Short	(249)	9/11	(30,459,704)	2,890
U.S. Treasury Long Bond	Short	(120)	9/11	(14,763,750)	174,003
U.S. Treasury Ultra Bond	Long	44	9/11	5,555,000	(81,227)
					$198,466

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount		Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate Payment Frequency	Fixed Rate	Expiration Date	Unrealized Appreciation (Depreciation)
Citigroup	23,500,000	ZAR	3-Month JIBAR	Pay	Semi-Annually	7.655%	1/07/21	$(100,544)
UBS	41,000,000	USD	3-Month LIBOR	Receive	Semi-Annually	2.056	7/01/15	(1,118,625)
								$(1,219,169)

Call Options Written outstanding at June 30, 2011:

Number of Contracts	Type	Notional Amount ¡	Expiration Date	Strike Price	Value
(195)	U.S. 10-Year Note Futures	$(2,437,500)	8/26/11	$125.0	$(82,266)
(325)	U.S. 10-Year Note Futures	(4,095,000)	8/26/11	126.0	(76,172)
(130)	U.S. 10-Year Note Futures	(1,618,500)	8/26/11	124.5	(71,094)
(650)	Total Call Options Written (premiums received $316,171)				$(229,532)

Put Options Written outstanding at June 30, 2011:

Number of Contracts	Type	Notional Amount ¡	Expiration Date	Strike Price	Value
(64)	U.S. 10-Year Note Futures	$(748,800)	8/26/15	$117.0	$(15,000)
(197)	U.S. 10-Year Note Futures	(2,314,750)	8/26/11	117.5	(52,328)
(261)	Total Put Options Written (premiums received $94,650)				$(67,328)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

•	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Δ	Variable Rate Security-The rate shown is the rate in effect as of June 30, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes Value of Options Written and the net Unrealized Appreciation (Depreciation) of other derivatives instruments as listed within Investments in Derivatives.

¡	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by Strike Price by 100.

WI/DD	Purchased on a when-issued delayed delivery basis.

AUD	Australian Dollar

CAD	Canadian Dollar

JIBAR	Johannesburg Inter-Bank Agreed Rate

LIBOR	London Inter-Bank Offered Rate

MDR	Denotes investment is subject to dollar roll transactions.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

124	Nuveen Investments

Statement of Assets & Liabilities (all dollars and shares are rounded to thousands (000))

June 30, 2011

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Assets
Investments, at value (cost $1,014,561, $488,723, $262,372, $105,334, $624,263, $795,246 and $643,572, respectively)	$1,044,361	$493,591	$271,920	$108,067	$648,089	$808,839	$658,346
Investments purchased with proceeds from securities lending (at cost, which approximates value)	125,243	145,527	128,123	28,536	118,843	76,375	62,479
Short-term investments (cost $67,403, $7,489, $3,788, $10,931, $38,653, $44,365 and $97,184, respectively)	67,404	7,490	3,788	10,931	38,653	44,366	97,185
Cash denominated in foreign currencies (cost $—, $—, $—, $—, $—, $— and $212, respectively)	—	—	—	—	—	—	216
Cash	1	64	7	—	—	365	—
Credit default swap premiums paid	—	—	—	—	—	61	32
Receivables:
Dividends	—	177	3	—	—	—	39
Due from broker	211	39	11	9	13	7	20
Interest	7,710	9,926	1,765	588	5,630	5,998	5,632
Investments sold	275	3,039	1,287	72	169	790	38
Shares sold	396	704	1,096	135	397	3,071	638
Variation margin on futures contracts	201	—	48	—	—	305	321
Unrealized appreciation on:
Credit default swaps	—	—	—	—	—	453	184
Forward foreign currency exchange contracts	—	—	—	—	—	—	168
Other assets	23	25	39	23	17	23	27
Total assets	1,245,825	660,582	408,087	148,361	811,811	940,653	825,325
Liabilities
Cash overdraft	—	—	—	44	50	—	204
Options written, at value (premiums received $—, $—, $—, $—, $—, $— and $411, respectively)	—	—	—	—	—	—	297
Payables:
Collateral from securities lending program	125,243	145,527	128,123	28,536	118,843	76,375	62,479
Dividends	2,202	2,618	204	133	1,428	1,189	1,565
Investments purchased	95,531	8,111	2,673	4,362	7,325	31,395	107,975
Shares redeemed	2,077	567	1,174	194	1,231	1,992	504
Variation margin on futures contracts	—	—	—	18	107	—	—
Unrealized depreciation on:
Interest rate swaps	2,476	—	304	—	1,458	1,037	1,219
Forward foreign currency exchange contracts	—	—	—	—	—	93	154
Accrued expenses:
Management fees	531	280	92	31	336	291	325
12b-1 distribution and service fees	22	16	9	3	3	14	13
Other	326	308	169	104	247	270	210
Total liablities	228,408	157,427	132,748	33,425	131,028	112,656	174,945
Net assets	$1,017,417	$503,155	$275,339	$114,936	$680,783	$827,997	$650,380

See accompanying notes to financial statements.

Nuveen Investments	125

Statement of Assets & Liabilities (all dollars and shares are rounded to thousands (000)) (continued)

June 30, 2011

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Class A Shares
Net assets	$85,980	$30,984	$12,080	$14,086	$22,502	$80,927	$25,045
Shares outstanding	7,513	3,424	1,104	1,593	2,148	8,042	2,336
Net asset value per share	$11.44	$9.05	$10.94	$8.84	$10.47	$10.06	$10.72
Offering price per share (net asset value per share plus maximum sales charge of 4.25%, 4.75%, 4.25%, 3.00%, 3.00%, 2.25% and 4.25%, respectively, of offering price)	$11.95	$9.50	$11.43	$9.11	$10.79	$10.29	$11.20
Class B Shares
Net assets	$1,805	$1,285	N/A	N/A	N/A	N/A	$1,116
Shares outstanding	159	143	N/A	N/A	N/A	N/A	105
Net asset value and offering price per share	$11.34	$8.98	N/A	N/A	N/A	N/A	$10.67
Class C Shares
Net assets	$3,711	$9,792	$8,043	$1,417	$1,152	$5,101	$8,092
Shares outstanding	326	1,087	742	160	110	506	760
Net asset value and offering price per share	$11.40	$9.01	$10.84	$8.85	$10.44	$10.09	$10.65
Class R3 Shares(1)
Net assets	$380	$309	$33	$473	N/A	N/A	$1,020
Shares outstanding	33	34	3	54	N/A	N/A	95
Net asset value and offering price per share	$11.50	$9.23	$10.84	$8.84	N/A	N/A	$10.77
Class I Shares(1)
Net assets	$925,541	$460,785	$255,183	$98,960	$657,129	$741,969	$615,107
Shares outstanding	80,908	50,912	23,290	11,189	62,987	73,705	57,408
Net asset value and offering price per share	$11.44	$9.05	$10.96	$8.84	$10.43	$10.07	$10.71
Net assets consist of:
Capital paid-in	$1,003,278	$496,617	$272,022	$122,791	$661,949	$836,996	$695,487
Undistributed (Over-distribution of) net investment income	1,352	506	5,417	—	(155)	553	4,397
Accumulated net realized gain (loss)	(15,426)	1,163	(11,421)	(10,578)	(3,474)	(21,845)	(63,575)
Net unrealized appreciation (depreciation)	28,213	4,869	9,321	2,723	22,463	12,293	14,071
Net assets	$1,017,417	$503,155	$275,339	$114,936	$680,783	$827,997	$650,380
Authorized shares	2 billion	2 billion	2 billion	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001	$0.0001	$0.0001	$0.0001

N/A	–	Inflation Protected Securities and Intermediate Government Bond do not offer Class B Shares. Intermediate Term Bond and Short Term Bond do not offer Class B Shares or Class R3 Shares.
(1)	–	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

126	Nuveen Investments

Statement of Operations (all dollars are rounded to thousands (000))

Year Ended June 30, 2011

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Investment Income
Dividend and interest income from unaffiliated investments (net of foreign tax withheld of $—, $27, $—, $—, $—, $— and $—, respectively)	$56,062	$40,376	$9,220	$4,086	$30,277	$24,728	$34,593
Interest income from affiliated investments	25	6	1	—	1	2	26
Securities lending income	182	390	70	23	110	89	80
Total investment income	56,269	40,772	9,291	4,109	30,388	24,819	34,699
Expenses
Management fees	6,632	3,541	1,244	782	4,208	3,895	4,237
12b-1 service fees – Class A	230	80	26	35	51	174	76
12b-1 distribution and service fees – Class B	26	16	N/A	N/A	N/A	N/A	13
12b-1 distribution and service fees – Class C	38	89	75	17	1	44	78
12b-1 distribution and service fees – Class R3(1)	3	2	2	3	N/A	N/A	5
Adminstration fees	1,489	521	225	204	910	918	836
Shareholders’ servicing agent fees and expenses	338	310	175	108	179	242	192
Custodian’s fees and expenses	144	66	30	32	98	110	95
Directors’ fees and expenses	29	22	18	17	24	26	24
Professional fees	42	36	42	38	40	42	45
Shareholders’ reports – printing and mailing expenses	76	50	25	15	43	53	42
Federal and state registration fees	44	55	39	38	42	44	42
Other expenses	24	19	16	16	21	21	21
Total expenses before expense reimbursement	9,115	4,807	1,917	1,305	5,617	5,569	5,706
Expense reimbursement	(484)	(584)	(527)	(423)	(331)	(760)	(522)
Expense reimbursement from regulatory settlement	(102)	—	—	(26)	(15)	—	—
Net expenses	8,529	4,223	1,390	856	5,271	4,809	5,184
Net investment income (loss)	47,740	36,549	7,901	3,253	25,117	20,010	29,515
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	54,185	24,993	4,563	3,115	21,982	8,063	34,567
Forward foreign currency exchange contracts	—	—	(51)	—	—	(144)	(71)
Futures contracts	(8,857)	439	(214)	77	(973)	(5,004)	(7,380)
Options written	—	—	—	—	—	—	(189)
Swaps	(2,009)	—	(206)	—	(1,226)	313	2,289
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(22,473)	12,503	4,336	(1,948)	(9,945)	390	(1,254)
Forward foreign currency exchange contracts	—	—	—	—	—	(93)	14
Futures contracts	3,006	(178)	210	(69)	(165)	694	2,407
Options written	—	—	—	—	—	—	114
Swaps	62	—	8	—	34	488	(715)
Net realized and unrealized gain (loss)	23,914	37,757	8,646	1,175	9,707	4,707	29,782
Net increase (decrease) in net assets from operations	$71,654	$74,306	$16,547	$4,428	$34,824	$24,717	$59,297
N/A	– Inflation Protected Securities and Intermediate Government Bond do not offer Class B Shares. Intermediate Term Bond and Short Term Bond do not offer Class B Shares or Class R3 Shares.
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	127

Statement of Changes in Net Assets (all dollars are rounded to thousands (000))

	Core Bond		High Income Bond
	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$47,740	$65,618	$36,549	$27,468
Net realized gain (loss) from:
Investments and foreign currency	54,185	(1,797)	24,993	23,740
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	(8,857)	(2,773)	439	52
Options written	—	—	—	—
Swaps	(2,009)	5,671	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(22,473)	157,451	12,503	13,991
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	3,006	(967)	(178)	187
Options written	—	—	—	—
Swaps	62	(3,764)	—	—
Net increase (decrease) in net assets from operations	71,654	219,439	74,306	65,438
Distributions to Shareholders
From net investment income:
Class A	(3,347)	(4,290)	(2,338)	(2,599)
Class B	(76)	(201)	(104)	(146)
Class C	(109)	(150)	(588)	(447)
Class R3(1)	(17)	(19)	(27)	(24)
Class I(1)	(42,654)	(61,718)	(33,009)	(24,028)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	—
Return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(46,203)	(66,378)	(36,066)	(27,244)
Fund Share Transactions
Fund merger	—	—	—	—
Proceeds from sale of shares	157,992	237,261	226,023	217,030
Proceeds from shares issued to shareholders due to reinvestment of distributions	16,256	22,173	5,755	3,888
	174,248	259,434	231,778	220,918
Cost of shares redeemed	(462,891)	(503,627)	(155,401)	(85,781)
Net increase (decrease) in net assets from Fund share transactions	(288,643)	(244,193)	76,377	135,137
Net increase (decrease) in net assets	(263,192)	(91,132)	114,617	173,331
Net assets at the beginning of period	1,280,609	1,371,741	388,538	215,207
Net assets at the end of period	$1,017,417	$1,280,609	$503,155	$388,538
Undistributed (Over-distribution of) net investment income at the end of period	$1,352	$1,184	$506	$21

See accompanying notes to financial statements.

128	Nuveen Investments

	Inflation Protected Securities		Intermediate Government Bond
	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$7,901	$4,972	$3,253	$3,209
Net realized gain (loss) from:
Investments and foreign currency	4,563	(415)	3,115	336
Forward foreign currency exchange contracts	(51)	—	—	—
Futures contracts	(214)	811	77	321
Options written	—	—	—	—
Swaps	(206)	15	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	4,336	11,282	(1,948)	4,070
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	210	(138)	(69)	58
Options written	—	—	—	—
Swaps	8	(169)	—	—
Net increase (decrease) in net assets from operations	16,547	16,358	4,428	7,994
Distributions to Shareholders
From net investment income:
Class A	(126)	(192)	(383)	(305)
Class B	N/A	N/A	N/A	N/A
Class C	(48)	(107)	(24)	(11)
Class R3(1)	(8)	(33)	(10)	(5)
Class I(1)	(2,853)	(3,966)	(2,876)	(2,949)
From accumulated net realized gains:
Class A	—	—	—	(149)
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	(1,675)
Return of capital:
Class A	—	—	—	(2)
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	(16)
Decrease in net assets from distributions to shareholders	(3,035)	(4,298)	(3,293)	(5,112)
Fund Share Transactions
Fund merger	—	—	—	97,457
Proceeds from sale of shares	153,222	68,470	33,044	36,462
Proceeds from shares issued to shareholders due to reinvestment of distributions	487	874	1,416	2,912
	153,709	69,344	34,460	136,831
Cost of shares redeemed	(64,764)	(84,130)	(94,342)	(77,779)
Net increase (decrease) in net assets from Fund share transactions	88,945	(14,786)	(59,882)	59,052
Net increase (decrease) in net assets	102,457	(2,726)	(58,747)	61,934
Net assets at the beginning of period	172,882	175,608	173,683	111,749
Net assets at the end of period	$275,339	$172,882	$114,936	$173,683
Undistributed (Over-distribution of) net investment income at the end of period	$5,417	$614	$—	$(185)
N/A	– Inflation Protected Securities and Intermediated Government Bond do not offer Class B Shares.
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	129

Statement of Changes in Net Assets (all dollars are rounded to thousands (000)) (continued)

	Intermediate Term Bond		Short Term Bond
	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$25,117	$33,185	$20,010	$17,985
Net realized gain (loss) from:
Investments and foreign currency	21,982	(736)	8,063	(4,661)
Forward foreign currency exchange contracts	—	—	(144)	—
Futures contracts	(973)	2,078	(5,004)	(2,779)
Options written	—	—	—	—
Swaps	(1,226)	402	313	514
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(9,945)	65,457	390	22,925
Forward foreign currency exchange contracts	—	—	(93)	—
Futures contracts	(165)	1,416	694	(1,139)
Options written	—	—	—	—
Swaps	34	(1,311)	488	(866)
Net increase (decrease) in net assets from operations	34,824	100,491	24,717	31,979
Distributions to Shareholders
From net investment income:
Class A	(786)	(1,095)	(1,859)	(2,624)
Class B	N/A	N/A	N/A	N/A
Class C	(2)	—	(58)	(21)
Class R3(1)	N/A	N/A	N/A	N/A
Class I(1)	(24,002)	(32,180)	(16,481)	(15,745)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3(1)	N/A	N/A	N/A	N/A
Class I(1)	—	—	—	—
Return of capital:
Class A	—	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3(1)	N/A	N/A	N/A	N/A
Class I(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(24,790)	(33,275)	(18,398)	(18,390)
Fund Share Transactions
Fund merger	—	—	—	—
Proceeds from sale of shares	149,972	205,286	524,866	568,813
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,311	8,950	4,910	5,746
	156,283	214,236	529,776	574,559
Cost of shares redeemed	(246,799)	(268,623)	(427,991)	(248,983)
Net increase (decrease) in net assets from Fund share transactions	(90,516)	(54,387)	101,785	325,576
Net increase (decrease) in net assets	(80,482)	12,829	108,104	339,165
Net assets at the beginning of period	761,265	748,436	719,893	380,728
Net assets at the end of period	$680,783	$761,265	$827,997	$719,893
Undistributed (Over-distribution of) net investment income at the end of period	$(155)	$45	$553	$(640)

See accompanying notes to financial statements.

130	Nuveen Investments

	Total Return Bond
	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$29,515	$36,869
Net realized gain (loss) from:
Investments and foreign currency	34,567	(4,148)
Forward foreign currency exchange contracts	(71)	—
Futures contracts	(7,380)	(9,664)
Options written	(189)	1,331
Swaps	2,289	6,235
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,254)	95,383
Forward foreign currency exchange contracts	14	—
Futures contracts	2,407	(529)
Options written	114	(88)
Swaps	(715)	(677)
Net increase (decrease) in net assets from operations	59,297	124,712
Distributions to Shareholders
From net investment income:
Class A	(1,234)	(1,012)
Class B	(44)	(75)
Class C	(253)	(194)
Class R3(1)	(37)	(22)
Class I(1)	(27,595)	(36,239)
From accumulated net realized gains:
Class A	—	—
Class B	—	—
Class C	—	—
Class R3(1)	—	—
Class I(1)	—	—
Return of capital:
Class A	—	—
Class B	—	—
Class C	—	—
Class R3(1)	—	—
Class I(1)	—	—
Decrease in net assets from distributions to shareholders	(29,163)	(37,542)
Fund Share Transactions
Fund merger	—	—
Proceeds from sale of shares	141,915	172,881
Proceeds from shares issued to shareholders due to reinvestment of distributions	8,496	10,611
	150,411	183,492
Cost of shares redeemed	(222,393)	(230,668)
Net increase (decrease) in net assets from Fund share transactions	(71,982)	(47,176)
Net increase (decrease) in net assets	(41,848)	39,994
Net assets at the beginning of period	692,228	652,234
Net assets at the end of period	$650,380	$692,228
Undistributed (Over-distribution of) net investment income at the end of period	$4,397	$1,957
N/A	– Intermediate Term Bond and Short Term Bond do not offer Class B Shares or Class R3 Shares.
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	131

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Core Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
CLASS A (12/87)
2011	$11.22	$.43	$.21	$.64	$(.42)	$—	$—	$(.42)	$11.44	5.73%
2010	10.04	.51	1.18	1.69	(.51)	—	—	(.51)	11.22	17.11
2009	10.86	.61	(.81)	(.20)	(.62)	—	—	(.62)	10.04	(1.37)
2008	10.79	.51	.05	.56	(.49)	—	—	(.49)	10.86	5.24
2007	10.71	.47	.09	.56	(.48)	—	—	(.48)	10.79	5.26
CLASS B (8/94)
2011	11.12	.34	.21	.55	(.33)	—	—	(.33)	11.34	4.97
2010	9.95	.43	1.17	1.60	(.43)	—	—	(.43)	11.12	16.31
2009	10.77	.54	(.81)	(.27)	(.55)	—	—	(.55)	9.95	(2.12)
2008	10.70	.42	.06	.48	(.41)	—	—	(.41)	10.77	4.50
2007	10.63	.38	.09	.47	(.40)	—	—	(.40)	10.70	4.41
CLASS C (2/99)
2011	11.18	.34	.21	.55	(.33)	—	—	(.33)	11.40	4.97
2010	10.00	.42	1.19	1.61	(.43)	—	—	(.43)	11.18	16.32
2009	10.83	.54	(.82)	(.28)	(.55)	—	—	(.55)	10.00	(2.21)
2008	10.75	.43	.06	.49	(.41)	—	—	(.41)	10.83	4.57
2007	10.67	.38	.10	.48	(.40)	—	—	(.40)	10.75	4.48
CLASS R3 (9/01)(e)
2011	11.27	.40	.22	.62	(.39)	—	—	(.39)	11.50	5.54
2010	10.09	.48	1.19	1.67	(.49)	—	—	(.49)	11.27	16.74
2009	10.89	.59	(.79)	(.20)	(.60)	—	—	(.60)	10.09	(1.43)
2008	10.81	.49	.05	.54	(.46)	—	—	(.46)	10.89	5.06
2007	10.73	.44	.09	.53	(.45)	—	—	(.45)	10.81	4.99
CLASS I (2/94)(e)
2011	11.21	.46	.22	.68	(.45)	—	—	(.45)	11.44	6.09
2010	10.03	.54	1.18	1.72	(.54)	—	—	(.54)	11.21	17.42
2009	10.86	.64	(.82)	(.18)	(.65)	—	—	(.65)	10.03	(1.22)
2008	10.78	.54	.06	.60	(.52)	—	—	(.52)	10.86	5.60
2007	10.70	.49	.10	.59	(.51)	—	—	(.51)	10.78	5.53

132	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate(f)

$85,980	.99%	3.72%	.94%	3.77%	91%
93,374	1.02	4.58	.95	4.65	83
82,373	1.02	6.27	.95	6.34	160
94,571	1.01	4.57	.95	4.63	131
102,723	1.01	4.19	.95	4.25	137

1,805	1.74	2.97	1.69	3.02	91
3,607	1.77	3.90	1.70	3.97	83
5,780	1.77	5.52	1.70	5.59	160
7,733	1.76	3.81	1.70	3.87	131
9,634	1.76	3.44	1.70	3.50	137

3,711	1.74	2.97	1.69	3.02	91
3,796	1.77	3.84	1.70	3.91	83
3,693	1.77	5.52	1.70	5.59	160
4,383	1.76	3.83	1.70	3.89	131
4,567	1.76	3.44	1.70	3.50	137

380	1.23	3.47	1.19	3.52	91
379	1.27	4.35	1.20	4.42	83
406	1.27	6.04	1.20	6.11	160
289	1.26	4.36	1.20	4.42	131
65	1.29	3.92	1.20	4.01	137

925,541	.74	3.97	.69	4.02	91
1,179,453	.77	4.86	.70	4.93	83
1,279,489	.77	6.50	.70	6.57	160
1,468,599	.76	4.82	.70	4.88	131
1,530,750	.76	4.44	.70	4.50	137
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	Excluding dollar roll transactions, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	133

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

High Income Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
CLASS A (8/01)
2011	$8.28	$.67	$.76	$1.43	$(.66)	$—	$—	$(.66)	$9.05	17.61%
2010	7.15	.67	1.12	1.79	(.66)	—	—	(.66)	8.28	25.47
2009	8.65	.73	(1.47)	(.74)	(.76)	—	—	(.76)	7.15	(7.26)
2008	9.61	.71	(.97)	(.26)	(.70)	—	—	(.70)	8.65	(2.84)
2007	9.22	.65	.38	1.03	(.64)	—	—	(.64)	9.61	11.46
CLASS B (8/01)
2011	8.23	.60	.74	1.34	(.59)	—	—	(.59)	8.98	16.59
2010	7.11	.60	1.12	1.72	(.60)	—	—	(.60)	8.23	24.56
2009	8.61	.68	(1.47)	(.79)	(.71)	—	—	(.71)	7.11	(7.99)
2008	9.57	.63	(.96)	(.33)	(.63)	—	—	(.63)	8.61	(3.57)
2007	9.18	.57	.39	.96	(.57)	—	—	(.57)	9.57	10.67
CLASS C (8/01)
2011	8.25	.60	.75	1.35	(.59)	—	—	(.59)	9.01	16.67
2010	7.12	.60	1.13	1.73	(.60)	—	—	(.60)	8.25	24.67
2009	8.62	.68	(1.47)	(.79)	(.71)	—	—	(.71)	7.12	(7.98)
2008	9.58	.63	(.96)	(.33)	(.63)	—	—	(.63)	8.62	(3.57)
2007	9.19	.57	.39	.96	(.57)	—	—	(.57)	9.58	10.66
CLASS R3 (9/01)(e)
2011	8.44	.66	.77	1.43	(.64)	—	—	(.64)	9.23	17.28
2010	7.28	.66	1.14	1.80	(.64)	—	—	(.64)	8.44	25.12
2009	8.79	.73	(1.49)	(.76)	(.75)	—	—	(.75)	7.28	(7.49)
2008	9.75	.69	(.98)	(.29)	(.67)	—	—	(.67)	8.79	(3.04)
2007	9.35	.62	.40	1.02	(.62)	—	—	(.62)	9.75	11.12
CLASS I (8/01)(e)
2011	8.29	.69	.75	1.44	(.68)	—	—	(.68)	9.05	17.77
2010	7.16	.69	1.12	1.81	(.68)	—	—	(.68)	8.29	25.75
2009	8.66	.75	(1.47)	(.72)	(.78)	—	—	(.78)	7.16	(7.01)
2008	9.62	.73	(.97)	(.24)	(.72)	—	—	(.72)	8.66	(2.59)
2007	9.23	.67	.39	1.06	(.67)	—	—	(.67)	9.62	11.73

134	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$30,984	1.22%	7.38%	1.10%	7.50%	130%
29,532	1.29	7.93	1.10	8.12	132
25,696	1.36	10.53	1.10	10.79	108
24,420	1.31	7.53	1.10	7.74	100
28,932	1.30	6.54	1.10	6.74	101

1,285	1.98	6.64	1.85	6.76	130
1,628	2.04	7.28	1.85	7.47	132
2,157	2.11	9.66	1.85	9.92	108
3,496	2.06	6.76	1.85	6.97	100
4,814	2.05	5.80	1.85	6.00	101

9,792	1.97	6.64	1.85	6.76	130
6,969	2.04	7.22	1.85	7.41	132
5,038	2.11	9.72	1.85	9.98	108
6,490	2.06	6.76	1.85	6.97	100
8,522	2.05	5.78	1.85	5.98	101

309	1.47	7.12	1.35	7.25	130
343	1.54	7.73	1.35	7.92	132
265	1.61	10.46	1.35	10.72	108
185	1.56	7.16	1.35	7.37	100
186	1.56	6.17	1.35	6.38	101

460,785	.97	7.63	.85	7.75	130
350,066	1.04	8.19	.85	8.38	132
182,051	1.11	10.67	.85	10.93	108
204,164	1.06	7.78	.85	7.99	100
232,998	1.05	6.78	.85	6.98	101

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	135

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Inflation Protected Securities
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
CLASS A (10/04)
2011	$10.33	$.35	$.40	$.75	$(.14)	$—	$—	$(.14)	$10.94	7.30%
2010	9.59	.28	.73	1.01	(.27)	—	—	(.27)	10.33	10.62
2009	10.20	.14	(.37)	(.23)	(.26)	—	(.12)	(.38)	9.59	(2.18)
2008	9.43	.54	.76	1.30	(.53)	—	—	(.53)	10.20	14.01
2007	9.54	.39	(.16)	.23	(.34)	—	—	(.34)	9.43	2.41
CLASS C (10/04)
2011	10.24	.26	.41	.67	(.07)	—	—	(.07)	10.84	6.59
2010	9.53	.18	.75	.93	(.22)	—	—	(.22)	10.24	9.76
2009	10.18	.11	(.43)	(.32)	(.21)	—	(.12)	(.33)	9.53	(3.03)
2008	9.41	.48	.75	1.23	(.46)	—	—	(.46)	10.18	13.20
2007	9.53	.33	(.18)	.15	(.27)	—	—	(.27)	9.41	1.53
CLASS R3 (10/04)(e)
2011	10.31	.11	.54	.65	(.12)	—	—	(.12)	10.84	6.31
2010	9.58	.26	.72	.98	(.25)	—	—	(.25)	10.31	10.32
2009	10.20	.13	(.39)	(.26)	(.24)	—	(.12)	(.36)	9.58	(2.43)
2008	9.43	.52	.75	1.27	(.50)	—	—	(.50)	10.20	13.73
2007	9.55	.33	(.13)	.20	(.32)	—	—	(.32)	9.43	2.09
CLASS I (10/04)(e)
2011	10.34	.40	.38	.78	(.16)	—	—	(.16)	10.96	7.62
2010	9.59	.33	.71	1.04	(.29)	—	—	(.29)	10.34	10.92
2009	10.20	.23	(.45)	(.22)	(.27)	—	(.12)	(.39)	9.59	(2.03)
2008	9.43	.56	.76	1.32	(.55)	—	—	(.55)	10.20	14.29
2007	9.55	.40	(.16)	.24	(.36)	—	—	(.36)	9.43	2.56

136	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$12,080	1.09%	3.05%	.85%	3.30%	45%
7,894	1.15	2.46	.84	2.77	72
5,439	1.10	1.27	.85	1.52	24
3,294	1.08	5.17	.85	5.40	71
2,712	1.06	3.88	.85	4.09	90

8,043	1.84	2.19	1.60	2.44	45
6,673	1.91	1.47	1.60	1.78	72
1,406	1.84	.94	1.59	1.19	24
365	1.83	4.59	1.60	4.82	71
348	1.81	3.23	1.60	3.44	90

33	1.38	.78	1.10	1.05	45
1,332	1.40	2.33	1.09	2.64	72
1,262	1.35	1.09	1.10	1.34	24
1,175	1.33	4.98	1.10	5.21	71
822	1.31	3.24	1.10	3.45	90

255,183	.84	3.49	.60	3.74	45
156,983	.90	2.96	.59	3.27	72
167,501	.85	2.23	.60	2.48	24
278,749	.83	5.41	.60	5.64	71
273,312	.81	4.00	.60	4.21	90
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	137

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Intermediate Government Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital		Total	Ending Net Asset Value	Total Return(c)
CLASS A (10/02)
2011	$8.77	$.20	$.07	$.27	$(.20)	$—	$—		$(.20)	$8.84	3.10%
2010	8.67	.20	.27	.47	(.20)	(.17)	—	*	(.37)	8.77	5.50
2009	8.42	.19	.25	.44	(.19)	—	—		(.19)	8.67	5.30
2008	8.00	.28	.43	.71	(.29)	—	—		(.29)	8.42	8.90
2007	7.99	.31	.06	.37	(.33)	—	(.03)		(.36)	8.00	4.68
CLASS C (10/09)
2011	8.77	.12	.08	.20	(.12)	—	—		(.12)	8.85	2.32
2010(e)	8.76	.09	.17	.26	(.08)	(.17)	—	*	(.25)	8.77	3.00
CLASS R3 (10/09)(f)
2011	8.77	.16	.08	.24	(.17)	—	—		(.17)	8.84	2.75
2010(e)	8.76	.09	.20	.29	(.11)	(.17)	—	*	(.28)	8.77	3.34
CLASS I (10/02)(f)
2011	8.77	.21	.07	.28	(.21)	—	—		(.21)	8.84	3.25
2010	8.67	.21	.27	.48	(.21)	(.17)	—	*	(.38)	8.77	5.66
2009	8.42	.21	.25	.46	(.21)	—	—		(.21)	8.67	5.46
2008	8.00	.30	.42	.72	(.30)	—	—		(.30)	8.42	9.07
2007	7.99	.32	.06	.38	(.34)	—	(.03)		(.37)	8.00	4.84

138	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$14,086	1.10%		1.85%		.73%		2.22%		58%
19,003	1.19		1.89		.75		2.33		105
10,496	1.15		1.82		.75		2.22		133
6,504	1.33		2.74		.75		3.32		118
1,619	1.46		3.09		.75		3.80		84

1,417	1.89		1.05		1.58		1.37		58
1,940	1.94	**	1.16	**	1.60	**	1.50	**	105

473	1.39		1.56		1.08		1.87		58
652	1.44	**	1.44	**	1.10	**	1.78	**	105

98,960	.89		2.05		.58		2.36		58
152,088	.94		2.05		.60		2.39		105
101,253	.90		2.11		.60		2.41		133
63,784	1.08		3.12		.60		3.60		118
37,705	1.21		3.33		.60		3.94		84
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(f)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	139

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Intermediate Term Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
CLASS A (1/95)
2011	$10.33	$.33	$.14	$.47	$(.33)	$—	$—	$(.33)	$10.47	4.70%
2010	9.47	.42	.86	1.28	(.42)	—	—	(.42)	10.33	13.64
2009	9.90	.48	(.40)	.08	(.51)	—	—	(.51)	9.47	1.21
2008	9.73	.44	.14	.58	(.41)	—	—	(.41)	9.90	6.02
2007	9.68	.41	.05	.46	(.41)	—	—	(.41)	9.73	4.80
CLASS C (1/11)
2011(e)	10.37	.12	.06	.18	(.11)	—	—	(.11)	10.44	1.76
CLASS I (1/93)(f)
2011	10.29	.35	.14	.49	(.35)	—	—	(.35)	10.43	4.76
2010	9.43	.43	.86	1.29	(.43)	—	—	(.43)	10.29	13.87
2009	9.87	.49	(.40)	.09	(.53)	—	—	(.53)	9.43	1.26
2008	9.70	.45	.15	.60	(.43)	—	—	(.43)	9.87	6.20
2007	9.65	.42	.06	.48	(.43)	—	—	(.43)	9.70	4.98

140	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$22,502	.94%		3.10%		.85%		3.20%		58%
26,341	1.01		3.96		.85		4.12		58
23,905	1.01		5.09		.85		5.25		41
28,364	1.01		4.22		.85		4.38		102
30,655	1.01		3.91		.85		4.07		110

1,152	1.79	*	2.46	*	1.70	*	2.56	*	58

657,129	.74		3.30		.70		3.35		58
734,924	.76		4.22		.70		4.28		58
724,531	.76		5.33		.70		5.39		41
766,932	.76		4.47		.70		4.53		102
752,984	.76		4.16		.70		4.22		110
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period January 18, 2011 (commencement of operations) through June 30, 2011.
(f)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	141

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Short Term Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
CLASS A (12/92)
2011	$9.98	$.24	$.06	$.30	$(.22)	$—	$—	$(.22)	$10.06	3.00%
2010	9.66	.31	.34	.65	(.33)	—	—	(.33)	9.98	6.77
2009	9.89	.46	(.26)	.20	(.43)	—	—	(.43)	9.66	2.22
2008	9.90	.45	(.03)	.42	(.43)	—	—	(.43)	9.89	4.30
2007	9.83	.36	.09	.45	(.38)	—	—	(.38)	9.90	4.60
CLASS C (10/09)
2011	10.00	.15	.07	.22	(.13)	—	—	(.13)	10.09	2.22
2010(e)	9.95	.13	.06	.19	(.14)	—	—	(.14)	10.00	1.90
CLASS I (2/94)(f)
2011	9.99	.25	.06	.31	(.23)	—	—	(.23)	10.07	3.16
2010	9.67	.32	.34	.66	(.34)	—	—	(.34)	9.99	6.92
2009	9.89	.48	(.25)	.23	(.45)	—	—	(.45)	9.67	2.48
2008	9.91	.46	(.03)	.43	(.45)	—	—	(.45)	9.89	4.35
2007	9.83	.37	.10	.47	(.39)	—	—	(.39)	9.91	4.86

142	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$80,927	.87%		2.22%		.73%		2.37%		58%
87,631	1.04		2.88		.75		3.17		44
65,704	1.06		4.55		.74		4.87		54
59,933	1.05		4.17		.74		4.48		55
66,722	1.04		3.32		.75		3.61		47

5,101	1.66		1.45		1.58		1.53		58
3,111	1.79	*	1.76	*	1.60	*	1.95	*	44

741,969	.67		2.43		.58		2.52		58
629,151	.79		3.07		.60		3.26		44
315,024	.81		4.80		.59		5.02		54
257,403	.80		4.41		.59		4.62		55
311,131	.79		3.55		.60		3.74		47
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(f)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	143

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Total Return Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
CLASS A (2/00)
2011	$10.27	$.43	$.45	$.88	$(.43)	$—	$—	$(.43)	$10.72	8.69%
2010	9.01	.52	1.28	1.80	(.54)	—	—	(.54)	10.27	20.21
2009	9.90	.64	(.74)	(.10)	(.63)	(.16)	—	(.79)	9.01	.16
2008	9.83	.49	.05	.54	(.47)	—	—	(.47)	9.90	5.51
2007	9.86	.45	(.02)	.43	(.46)	—	—	(.46)	9.83	4.36
CLASS B (2/00)
2011	10.22	.35	.44	.79	(.34)	—	—	(.34)	10.67	7.84
2010	8.97	.45	1.26	1.71	(.46)	—	—	(.46)	10.22	19.22
2009	9.86	.58	(.74)	(.16)	(.57)	(.16)	—	(.73)	8.97	(.58)
2008	9.80	.41	.05	.46	(.40)	—	—	(.40)	9.86	4.65
2007	9.82	.38	(.02)	.36	(.38)	—	—	(.38)	9.80	3.69
CLASS C (2/00)
2011	10.20	.35	.44	.79	(.34)	—	—	(.34)	10.65	7.85
2010	8.96	.43	1.27	1.70	(.46)	—	—	(.46)	10.20	19.13
2009	9.84	.58	(.73)	(.15)	(.57)	(.16)	—	(.73)	8.96	(.48)
2008	9.78	.42	.04	.46	(.40)	—	—	(.40)	9.84	4.66
2007	9.80	.37	(.01)	.36	(.38)	—	—	(.38)	9.78	3.70
CLASS R3 (9/01)(e)
2011	10.31	.41	.45	.86	(.40)	—	—	(.40)	10.77	8.40
2010	9.07	.42	1.32	1.74	(.50)	—	—	(.50)	10.31	19.47
2009	9.95	.62	(.73)	(.11)	(.61)	(.16)	—	(.77)	9.07	.02
2008	9.88	.47	.05	.52	(.45)	—	—	(.45)	9.95	5.22
2007	9.90	.43	(.02)	.41	(.43)	—	—	(.43)	9.88	4.20
CLASS I (2/00)(e)
2011	10.26	.46	.44	.90	(.45)	—	—	(.45)	10.71	8.99
2010	9.01	.55	1.25	1.80	(.55)	—	—	(.55)	10.26	20.31
2009	9.89	.66	(.73)	(.07)	(.65)	(.16)	—	(.81)	9.01	.52
2008	9.83	.52	.04	.56	(.50)	—	—	(.50)	9.89	5.67
2007	9.85	.47	(.01)	.46	(.48)	—	—	(.48)	9.83	4.73

144	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate(f)

$25,045	1.05%	3.93%	.88%	4.10%	98%
28,165	1.13	4.98	.92	5.19	96
13,948	1.13	7.45	1.00	7.58	147
15,567	1.11	4.75	.99	4.87	124
13,198	1.13	4.35	1.00	4.48	180

1,116	1.80	3.22	1.73	3.29	98
1,413	1.87	4.35	1.74	4.48	96
1,719	1.88	6.71	1.75	6.84	147
2,384	1.86	4.01	1.74	4.13	124
2,272	1.88	3.61	1.75	3.74	180

8,092	1.80	3.22	1.73	3.29	98
6,748	1.88	4.21	1.75	4.34	96
2,778	1.88	6.64	1.75	6.77	147
3,673	1.86	4.10	1.74	4.22	124
1,792	1.88	3.60	1.75	3.73	180

1,020	1.29	3.73	1.23	3.79	98
601	1.37	4.06	1.24	4.19	96
681	1.38	7.26	1.25	7.39	147
293	1.36	4.54	1.24	4.66	124
219	1.44	4.03	1.25	4.22	180

615,107	.80	4.22	.73	4.29	98
655,301	.87	5.31	.74	5.44	96
633,108	.88	7.64	.75	7.77	147
1,069,211	.86	5.03	.74	5.15	124
851,513	.88	4.58	.75	4.71	180

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	Excluding dollar roll transactions, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	145

Notes to Financial Statements (all dollars and shares are rounded to thousands (000))

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”) known as U.S. Bancorp Asset Management, Inc. (“USBAM”) effective January 1, 2011, entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the funds from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the Sale. The Sale did result in a change to each fund’s name effective January 1, 2011.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Investment Funds, Inc. known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Core Bond Fund (“Core Bond”), formerly known as First American Core Bond Fund, Nuveen High Income Bond Fund (“High Income Bond”), formerly known as First American High Income Bond Fund, Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), formerly known as First American Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond”), formerly known as First American Intermediate Government Bond Fund, Nuveen Intermediate Term Bond Fund (“Intermediate Term Bond”), formerly known as First American Intermediate Term Bond Fund, Nuveen Short Term Bond Fund (“Short Term Bond”), formerly known as First American Short Term Bond Fund and Nuveen Total Return Bond Fund (“Total Return Bond”), formerly known as First American Total Return Bond Fund (each a “Fund” and collectively, the “Funds”), among others.

Core Bond’s investment objective is to provide high current income consistent with limited risk to capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. Up to 10% of the Fund’s total assets may be invested collectively in debt securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”), non-dollar denominated debt obligations of foreign corporations and governments and debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

High Income Bond’s investment objective is to provide a high level of current income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities of “junk bonds”). The Fund may invest in exchange-traded funds, closed-end funds, and other investment companies (“investment companies”). The Fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the Fund’s total assets may be invested in dollar denominated debt obligations issued by governmental and corporate issuers that are located in emerging market countries.

Inflation Protected Securities Fund’s investment objective is to provide total return while providing protection against inflation. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected. These holdings may include domestic and foreign corporate debt obligations, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt obligations of foreign governments, residential and commercial mortgage-backed securities and asset-backed securities. Up to 10% of the Fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The Fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

146	Nuveen Investments

Intermediate Government Bond’s investment objective is to provide current income to the extent consistent with the preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities. The Fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. To generate additional income, the Fund may invest up to 10% of its total assets in dollar roll transactions.

Intermediate Term Bond’s investment objective is to provide current income to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

Short Term Bond’s investment objective is to provide current income while maintaining a high degree of principal stability. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and municipal securities. Up to 20% of the Fund’s total assets may be invested in securities that are rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

Total Return Bond’s investment objective is to provide a high level of current income consistent with prudent risk to capital. While the Fund may realize some capital appreciation, the Fund primarily seeks to achieve total return through preserving capital and generating income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, and debt obligations of foreign governments. Up to 30% of the Fund’s total assets may be invested collectively in debt securities, provided that the Fund will not invest more than 20% of its total assets in any single category such as securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”), non-dollar denominated debt obligations of foreign corporations and governments and debt obligations issued by governmental and corporate issuers that are located in emerging market countries. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

The Funds may invest in derivative financial instruments in an attempt to manage risk, manage the effective maturity or duration of securities in the Funds’ portfolios or for speculative purposes in an effort to increase the Funds’ yield or to enhance returns. The Funds that may invest in non-dollar denominated securities may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent they do not do so through direct investments.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares, and Intermediate Term Bond began offering Class C Shares. Class B Shares of Core Bond, High Income Bond and Total Return Bond are only available upon exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain

Nuveen Investments	147

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Investments in investment companies are valued at their respective net asset value on valuation date. These investment vehicles are generally classified as Level 1.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/ delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2011, Core Bond, Intermediate Government Bond and Total Return Bond had outstanding when issued/delayed delivery purchase commitments of $85,144, $4,362 and $100,077, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income also reflects pay down gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

148	Nuveen Investments

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carry forwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dollar Roll Transactions

A dollar roll (“dollar rolls”) is a transaction in which a Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Fund’s Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls, which is recognized as a component of “Dividend and interest income from unaffiliated investments” on the Statement of Operations. Dollar rolls are valued daily. Core Bond and Total Return Bond entered into dollar roll transactions during the fiscal year ended June 30, 2011.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

To the extent a Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts and swaps are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts and swaps are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures and swaps, respectively” on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund that invests in non-dollar denominated securities is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

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Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities.

During the fiscal year ended June 30, 2011, Inflation Protected Securities, Short Term Bond and Total Return Bond invested in forward foreign currency exchange contracts to manage foreign currency exposure. To reduce unwanted currency exposure from the Fund’s portfolio of investments, the Fund acquired a short foreign currency forward.

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended June 30, 2011, was as follows:

	Inflation Protected Securities		Short Term Bond		Total Return Bond
Average number of forward foreign currency exchange contracts outstanding*	—	**	—	**	3
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.
**	Rounds to less than 1.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended June 30, 2011, all the Funds used long and short U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure. To increase the duration of the portfolio, a long U.S. Treasury note or bond futures position would be acquired.

The average number of futures contracts outstanding during the fiscal year ended June 30, 2011, was as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Average number of futures contracts outstanding*	1,209	64	122	165

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Average number of futures contracts outstanding*	698	997	1,083
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

150	Nuveen Investments

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

Each Fund is subject to foreign currency risk and interest rate risk in the normal course of pursuing its investment objectives and with the exception of Intermediate Government Bond is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and/ or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and/or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended June 30, 2011, Total Return Bond invested in options contracts to express views on volatility; selling out-of-the-money calls or puts when implied volatility is high.

The average number of options contracts outstanding during the fiscal year ended June 30, 2011, was as follows:

Total Return Bond
Average number of options contracts outstanding*	208	**
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.
**	Includes both calls and puts.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on options contract activity.

Swap Contracts

Each Fund with the exception of Intermediate Government Bond is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Interest Rate Swaps

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. Income received or paid by the Funds is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

Nuveen Investments	151

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

During the fiscal year ended June 30, 2011, Core Bond, Inflation Protected Securities, Intermediate Term Bond, Short Term Bond and Total Return Bond invested in interest rate swap contracts to hedge against changes in rate spreads by taking a short interest rate swap position. The average number of interest rate swap contracts outstanding during the fiscal year ended June 30, 2011, were as follows:

	Core Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Total Return Bond
Average number of interest rate swap contracts outstanding*	6	6	6	6	1
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended June 30, 2011, Core Bond, Intermediate Term Bond, Short Term Bond and Total Return Bond invested in credit default swap index positions to express a view on credit as part of an overall portfolio sector management strategy. To increase credit exposure to the high yield bond segment of the market, a long CDX High Yield Index swap would be acquired.

The average notional amount of credit default swap contracts outstanding during the fiscal year ended June 30, 2011, was as follows:

	Short Term Bond	Total Return Bond
Average notional amount of credit default swap contracts outstanding*	$15,720	$23,780
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

152	Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a predetermined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be recognized as a component of “Dividend and interest income from unaffiliated investments” on the Statement of Operations, even though investors do not receive their principal until maturity.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period July 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the period July 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 102% of the value of securities loaned. If the value of the securities on loan increases [such that the level of collateralization falls below 100%], additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the SEC.

During the fiscal year ended June 30, 2011, U.S. Bank, as the securities lending agent, received fees that equaled up to 25% of each Fund’s net income from securities lending transactions through December 31, 2010, and 20% of such net income thereafter. U.S. Bank paid half of such fees to USBAM for certain securities lending services provided by USBAM. Collateral for securities on loan was invested in a money market fund administered by USBAM and USBAM received an administration fee equal to .02% of each Fund’s average daily net assets invested in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the fiscal year ended June 30, 2011, were as follows:

Fund	Securities Lending Fees
Core Bond	$37
High Income Bond	112
Inflation Protected Securities	15
Intermediate Government Bond	4
Intermediate Term Bond	24
Short Term Bond	19
Total Return Bond	20

Nuveen Investments	153

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of June 30, 2011:

Core Bond	Level 1	Level 2	Level 3		Total
Investments:
Corporate Bonds	$—	$374,268	$—		$374,268
U.S. Government Agency Mortgage-Backed Securities	—	320,382	—		320,382
Commercial Mortgage-Backed Securities	—	131,557	—		131,557
Asset-Backed Securities	—	92,649	—		92,649
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	45,305	—		45,305
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	46,444	—		46,444
U.S. Government & Agency Securities	—	27,338	—		27,338
Municipal Bonds	—	5,949	—		5,949
Preferred Stock	469	—	—		469
Money Market Funds*	125,243	—	—		125,243
Short-Term Investments	62,579	4,825	—		67,404
Derivatives:
Futures Contracts**	889	—	—		889
Interest Rate Swaps**	—	(2,476)	—		(2,476)
Total	$189,180	$1,046,241	$—		$1,235,421

High Income Bond	Level 1	Level 2	Level 3		Total
Investments:
High Yield Corporate Bonds	$—	$436,489	$3		$436,492
Preferred Stocks	25,743	1,880	—	***	27,623
Common Stocks	7,345	33	—		7,378
Investment Grade Corporate Bonds	—	6,139	—		6,139
Convertible Securities	2,852	3,084	—		5,936
Closed-End Funds	4,553	—	—		4,553
Exchange-Traded Funds	3,174	—	—		3,174
Asset-Backed Securities	—	2,294	—		2,294
Warrants	2	—	—		2
Money Market Funds*	145,527	—	—		145,527
Short-Term Investments	7,485	5	—		7,490
Total	$196,681	$449,924	$3		$646,608
*	Represents the Fund’s investments purchased with proceeds from securities lending.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Rounds to less than $1,000.

154	Nuveen Investments

Inflation Protected Securities	Level 1	Level 2	Level 3	Total
Investments:
U.S. Government & Agency Securities	$—	$238,273	$—	$238,273
Commercial Mortgage-Backed Securities	—	19,671	—	19,671
Corporate Bonds	—	10,627	—	10,627
Municipal Bonds	—	1,166	—	1,166
Preferred Stocks	1,015	—	—	1,015
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	839	—	839
Convertible Securities	198	—	—	198
Closed-End Funds	131	—	—	131
Money Market Funds*	128,123	—	—	128,123
Short-Term Investments	3,338	450	—	3,788
Derivatives:
Futures Contracts**	76	—	—	76
Interest Rate Swaps**	—	(304)	—	(304)
Total	$132,881	$270,722	$—	$403,603

Intermediate Government Bond	Level 1	Level 2	Level 3	Total
Investments:
U.S. Government & Agency Securities	$—	$52,142	$—	$52,142
U.S. Government Agency Mortgage-Backed Securities	—	27,914	—	27,914
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	9,520	—	9,520
Asset-Backed Securities	—	6,274	—	6,274
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	6,057	—	6,057
Commercial Mortgage-Backed Securities	—	5,232	—	5,232
Corporate Bonds	—	928	—	928
Money Market Funds*	28,536	—	—	28,536
Short-Term Investments	10,771	160	—	10,931
Derivatives:
Futures Contracts**	(10)	—	—	(10)
Total	$39,297	$108,227	$—	$147,524

Intermediate Term Bond	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$302,977	$—	$302,977
Asset-Backed Securities	—	99,728	—	99,728
Commercial Mortgage-Backed Securities	—	75,885	—	75,885
U.S. Government & Agency Securities	—	46,854	—	46,854
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	45,335	—	45,335
U.S. Government Agency Mortgage-Backed Securities	—	30,863	—	30,863
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	36,064	—	36,064
Municipal Bonds	—	10,383	—	10,383
Money Market Funds*	118,843	—	—	118,843
Short-Term Investments	36,913	1,740	—	38,653
Derivatives:
Futures Contracts**	95	—	—	95
Interest Rate Swaps**	—	(1,458)	—	(1,458)
Total	$155,851	$648,371	$—	$804,222

Short Term Bond	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$374,546	$—	$374,546
Asset-Backed Securities	—	148,319	—	148,319
Commercial Mortgage-Backed Securities	—	101,632	—	101,632
U.S. Government Agency Mortgage-Backed Securities	—	62,099	—	62,099
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	41,486	—	41,486
U.S. Government & Agency Securities	—	21,160	—	21,160
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	43,189	—	43,189
Municipal Bonds	—	16,408	—	16,408
Money Market Funds*	76,375	—	—	76,375
Short-Term Investments	42,036	2,330	—	44,366
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(93)	—	(93)
Credit Default Swaps**	—	453	—	453
Futures Contracts**	(626)	—	—	(626)
Interest Rate Swaps**	—	(1,037)	—	(1,037)
Total	$117,785	$810,492	$—	$928,277
*	Represents the Fund’s investments purchased with proceeds from securities lending.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	155

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Total Return Bond	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$324,337	$—	$324,337
U.S. Government Agency Mortgage-Backed Securities	—	185,877	—	185,877
Commercial Mortgage-Backed Securities	—	69,032	—	69,032
Asset-Backed Securities	—	37,555	—	37,555
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	21,904	—	21,904
U.S. Government & Agency Securities	—	7,276	—	7,276
Municipal Bonds	—	4,778	—	4,778
Preferred Stocks	5,213	—	—	5,213
Closed-End Funds	1,653	—	—	1,653
Convertible Securities	721	—	—	721
Money Market Funds	62,479	—	—	62,479
Short-Term Investments	91,965	5,220	—	97,185
Derivatives:
Call Options Written	(230)	—	—	(230)
Put Options Written	(67)	—	—	(67)
Forward Foreign Currency Exchange Contracts*	—	14	—	14
Interest Rate Swaps*	—	(1,219)	—	(1,219)
Credit Default Swaps*	—	184	—	184
Futures Contracts*	198	—	—	198
Total	$161,932	$654,958	$—	$816,890
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

Core Bond	Level 3 Corporate Bonds	Level 3 Collateralized Mortgage Obligation- Private Mortgage- Backed Securities	Level 3 Total
Balance at the beginning of year	$10,014	$18,461	$28,475
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—
Purchases at cost	—	—	—
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	(10,014)	(18,461)	(28,475)
Balance at the end of year	$—	$—	$—
Change in net unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of June 30, 2011	$—	$—	$—

High Income Bond	Level 3 High Yield Corporate Bonds	Level 3 Preferred Stocks		Level 3 Common Stocks	Level 3 Asset- Backed Securities	Level 3 Total
Balance at the beginning of year	$7,215	$879		$22	$323	$8,439
Gains (losses):
Net realized gains (losses)	621	—		—	(1,743)	(1,122)
Net change in unrealized appreciation (depreciation)	(17)	184		11	1,832	2,010
Purchases at cost	485	480		—	18	983
Sales at proceeds	(6,404)	—		—	(430)	(6,834)
Net discounts (premiums)	75	—		—	—	75
Transfers in to	3	—	**	—	—	3
Transfers out of	(1,975)	(1,543)		(33)	—	(3,551)
Balance at the end of year	$3	$—	**	$—	$—	$3
Change in net unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of June 30, 2011	$(27)	$—		$—	$—	$(27)
**	Amount rounds to less than $1,000.

156	Nuveen Investments

Inflation Protected Securities	Level 3 Collateralized Mortgage Obligation- Private Mortgage- Backed Securities	Level 3 Preferred Stocks	Level 3 Total
Balance at the beginning of year	$703	$180	$883
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—
Purchases at cost	—	—	—
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	(703)	(180)	(883)
Balance at the end of year	$—	$—	$—
Change in net unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of June 30, 2011	$—	$—	$—

Intermediate Term Bond	Level 3 Collateralized Mortgage Obligation- Private Mortgage- Backed Securities
Balance at the beginning of year	$10,874
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	(10,874)
Balance at the end of year	$—
Change in net unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of June 30, 2011	$—

Short Term Bond	Level 3 Corporate Bonds	Level 3 Collateralized Mortgage Obligation- Private Mortgage- Backed Securities	Level 3 Total
Balance at the beginning of year	$1,939	$6,864	$8,803
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—
Purchases at cost	—	—	—
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	(1,939)	(6,864)	(8,803)
Balance at the end of year	$—	$—	$—
Change in net unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of June 30, 2011	$—	$—	$—

Nuveen Investments	157

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Total Return Bond	Corporate Bonds Level 3	Collateralized Mortgage Obligation- Private Mortgage- Backed Securities Level 3	Preferred Stocks Level 3	Total Level 3
Balance at the beginning of year	$5,286	$6,020	$718	$12,024
Gains (losses):
Net realized gains (losses)	—	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—	—
Purchases at cost	—	—	—	—
Sales at proceeds	—	—	—	—
Net discounts (premiums)	—	—	—	—
Transfers in to	—	—	—	—
Transfers out of	(5,286)	(6,020)	(718)	(12,024)
Balance at the end of year	$—	$—	$—	$—
Change in net unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of June 30, 2011	$—	$—	$—	$—

During the fiscal year ended June 30, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Core Bond
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$930	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$41
Interest Rate	Swaps	Unrealized appreciation on interest rate swap contracts**	—	Unrealized depreciation on interest rate swap contracts**	2,476
Total			$930		$2,517

Inflation Protected Securities
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$6	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$—
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	98	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	28
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	—	Unrealized depreciation on interest rate swaps**	304
Total			$104		$332
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported on the Fund’s Portfolio of Investments.

158	Nuveen Investments

Intermediate Government Bond
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$46	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$56

Intermediate Term Bond
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$119	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$24
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	—	Unrealized depreciation on interest rate swaps**	1,458
Total			$119		$1,482

Short Term Bond
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$—	Unrealized depreciation on forward foreign currency exchange contracts	$93
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	29	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	655
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	—	Unrealized depreciation on interest rate swaps**	1,037
Credit	Swaps	Unrealized appreciation on credit default swaps**	453	Unrealized depreciation on credit default swaps**	—
Total			$482		$1,785
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported on the Fund’s Portfolio of Investments.

Nuveen Investments	159

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Total Return Bond
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$168	Unrealized deppreciation on forward foreign currency exchange contracts	$154
Foreign Currency Exchange Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	45	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	—
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	235	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	81
Interest Rate	Options	—	—	Options written, at value	297
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	—	Unrealized depreciation on interest rate swaps**	1,219
Credit	Swaps	Unrealized appreciation on credit default swaps**	184	Unrealized depreciation on credit default swaps**	—
Total			$632		$1,751
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported on the Fund’s Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended June 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Inflation Protected Securities	Short Term Bond	Total Return Bond
Risk Exposure
Foreign Currency Exchange Rate	$(51)	$(144)	$(71)

Net Realized Gain (Loss) from Futures Contracts	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Risk Exposure
Interest Rate	$(8,857)	$439	$(167)	$77	$(973)	$(5,004)	$(9,043)
Foreign Currency Exchange Rate	—	—	(47)	—	—	—	1,663
Total	$(8,857)	$439	$(214)	$77	$(973)	$(5,004)	$(7,380)

Net Realized Gain (Loss) from Options Written	Total Return Bond
Risk Exposure
Interest Rate	$(189)

Net Realized Gain (Loss) from Swaps	Core Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Total Return Bond
Risk Exposure
Interest Rate	$(1,771)	$(206)	$(1,411)	$(816)	$2,824
Credit	(238)	—	185	1,129	(535)
Total	$(2,009)	$(206)	$(1,226)	$313	$2,289

160	Nuveen Investments

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Short Term Bond	Total Return Bond
Risk Exposure
Foreign Currency Exchange Rate	$(93)	$14

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Risk Exposure
Interest Rate	$3,006	$(178)	$204	$(69)	$(165)	$694	$2,364
Foreign Currency Exchange Rate	—	—	6	—	—	—	43
Total	$3,006	$(178)	$210	$(69)	$(165)	$694	$2,407

Change in Net Unrealized Appreciation (Depreciation) of Options Written	Total Return Bond
Risk Exposure
Interest Rate	$114

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Core Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Total Return Bond
Risk Exposure
Interest Rate	$62	$8	$34	$35	$(1,221)
Credit	—	—	—	453	506
Total	$62	$8	$34	$488	$(715)

4. Fund Shares

Transactions in Fund shares were as follows:

	Core Bond
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	740	$8,441	1,069	$11,630
Class B	18	203	10	110
Class C	86	978	81	874
Class R3(1)	27	314	10	108
Class I(1)	12,989	148,056	20,683	224,539
Shares issued to shareholders due to reinvestment of distributions:
Class A	225	2,576	303	3,320
Class B	6	72	17	186
Class C	8	87	12	125
Class R3(1)	2	17	2	19
Class I(1)	1,181	13,504	1,694	18,523
	15,282	174,248	23,881	259,434
Shares redeemed:
Class A	(1,776)	(20,295)	(1,255)	(13,714)
Class B	(190)	(2,141)	(284)	(3,073)
Class C	(108)	(1,229)	(122)	(1,307)
Class R3(1)	(29)	(338)	(18)	(201)
Class I(1)	(38,436)	(438,888)	(44,709)	(485,332)
	(40,539)	(462,891)	(46,388)	(503,627)
Net increase (decrease)	(25,257)	$(288,643)	(22,507)	$(244,193)
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Nuveen Investments	161

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

	High Income Bond
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,651	$14,839	3,282	$27,146
Class B	19	170	25	193
Class C	390	3,433	264	2,167
Class R3(1)	13	121	12	97
Class I(1)	23,260	207,460	23,104	187,427
Shares issued to shareholders due to reinvestment of distributions:
Class A	177	1,586	212	1,743
Class B	9	79	13	105
Class C	35	310	27	226
Class R3(1)	1	12	1	10
Class I(1)	419	3,768	218	1,804
	25,974	231,778	27,158	220,918
Shares redeemed:
Class A	(1,969)	(17,663)	(3,521)	(29,443)
Class B	(83)	(738)	(143)	(1,157)
Class C	(182)	(1,640)	(154)	(1,236)
Class R3(1)	(22)	(199)	(8)	(72)
Class I(1)	(15,013)	(135,161)	(6,515)	(53,873)
	(17,269)	(155,401)	(10,341)	(85,781)
Net increase (decrease)	8,705	$76,377	16,817	$135,137

	Inflation Protected Securities
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	768	$8,151	483	$4,852
Class C	362	3,785	550	5,477
Class R3(1)	12	121	13	137
Class I(1)	13,307	141,165	5,733	58,004
Shares issued to shareholders due to reinvestment of distributions:
Class A	9	98	15	155
Class C	4	39	9	94
Class R3(1)	1	8	3	33
Class I(1)	32	342	58	592
	14,495	153,709	6,864	69,344
Shares redeemed:
Class A	(437)	(4,665)	(300)	(3,026)
Class C	(274)	(2,898)	(55)	(556)
Class R3(1)	(139)	(1,500)	(19)	(197)
Class I(1)	(5,231)	(55,701)	(8,068)	(80,351)
	(6,081)	(64,764)	(8,442)	(84,130)
Net increase (decrease)	8,414	$88,945	(1,578)	$(14,786)
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

162	Nuveen Investments

	Intermediate Government Bond
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares issued from merger(2):
Class A	—	$—	1,538	$13,225
Class C	—	—	235	2,023
Class R3(1)	—	—	102	874
Class I(1)	—	—	9,456	81,335
Shares sold:
Class A	174	1,525	415	3,604
Class C	12	111	10	90
Class R3(1)	20	176	15	134
Class I(1)	3,521	31,232	3,775	32,634
Shares issued to shareholders due to reinvestment of distributions:
Class A	36	320	47	407
Class C	2	17	1	8
Class R3(1)	1	10	1	5
Class I(1)	121	1,069	288	2,492
	3,887	34,460	15,883	136,831
Shares redeemed:
Class A	(783)	(6,899)	(1,044)	(9,067)
Class C	(75)	(663)	(25)	(219)
Class R3(1)	(42)	(368)	(44)	(375)
Class I(1)	(9,790)	(86,412)	(7,857)	(68,118)
	(10,690)	(94,342)	(8,970)	(77,779)
Net increase (decrease)	(6,803)	$(59,882)	6,913	$59,052

	Intermediate Term Bond
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	236	$2,473	588	$5,909
Class C	110	1,159	—	—
Class I(1)	14,006	146,340	19,865	199,377
Shares issued to shareholders due to reinvestment of distributions:
Class A	61	638	88	890
Class C	—	—	—	—
Class I(1)	543	5,673	799	8,060
	14,956	156,283	21,340	214,236
Shares redeemed:
Class A	(698)	(7,294)	(651)	(6,593)
Class C	—	—	—	—
Class I(1)	(22,971)	(239,505)	(26,062)	(262,030)
	(23,669)	(246,799)	(26,713)	(268,623)
Net increase (decrease)	(8,713)	$(90,516)	(5,373)	$(54,387)
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(2)	– Refer to Footnote 9 – Fund Mergers for further details.

Nuveen Investments	163

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

	Short Term Bond
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,656	$16,622	3,251	$32,250
Class C	373	3,744	345	3,455
Class I(1)	50,236	504,500	53,506	533,108
Shares issued to shareholders due to reinvestment of distributions:
Class A	146	1,472	206	2,045
Class C	4	45	2	17
Class I(1)	337	3,393	370	3,684
	52,752	529,776	57,680	574,559
Shares redeemed:
Class A	(2,540)	(25,520)	(1,476)	(14,685)
Class C	(182)	(1,832)	(36)	(359)
Class I(1)	(39,873)	(400,639)	(23,455)	(233,939)
	(42,595)	(427,991)	(24,967)	(248,983)
Net increase (decrease)	10,157	$101,785	32,713	$325,576

	Total Return Bond
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,110	$11,697	1,622	$16,522
Class B	10	106	14	138
Class C	254	2,678	408	4,120
Class R3(1)	74	795	33	337
Class I(1)	11,952	126,639	15,080	151,764
Shares issued to shareholders due to reinvestment of distributions:
Class A	82	871	76	774
Class B	4	39	6	63
Class C	16	167	14	139
Class R3(1)	4	36	2	22
Class I(1)	694	7,383	956	9,613
	14,200	150,411	18,211	183,492
Shares redeemed:
Class A	(1,598)	(17,009)	(504)	(5,066)
Class B	(48)	(503)	(74)	(735)
Class C	(172)	(1,812)	(70)	(710)
Class R3(1)	(41)	(443)	(52)	(484)
Class I(1)	(19,091)	(202,626)	(22,465)	(223,673)
	(20,950)	(222,393)	(23,165)	(230,668)
Net increase (decrease)	(6,750)	$(71,982)	(4,954)	$(47,176)
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares converted to Class A Shares (recognized as a component of as Class A Shares issued and Class B Shares redeemed) during the fiscal years ended June 30, 2011 and June 30, 2010, were as follows:

Fund	Year Ended 6/30/2011	Year Ended 6/30/2010
Core Bond	134	$197
High Income Bond	66	60
Total Return Bond	35	48

164	Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, derivative and dollar roll transactions, where applicable) during the fiscal year ended June 30, 2011, were as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Purchases:
Investment securities	$567,741	$673,228	$29,643	$8,989	$323,521	$532,525	$228,625
U.S. Government and agency obligations	505,905	46	153,976	71,273	98,819	36,192	429,748
Sales and maturities:
Investment securities	583,690	599,732	14,890	18,440	381,277	344,645	315,441
U.S. Government and agency obligations	736,582	—	81,265	122,879	162,688	105,582	372,656

Transactions in options written for Total Return Bond during the fiscal year ended June 30, 2011, were as follows:

	Total Return Bond
	Number of Contracts	Premiums Received
Outstanding, beginning of year	—	$—
Options written	2,645	914
Options terminated in closing purchase transactions	(1,590)	(454)
Options expired	(144)	(49)
Outstanding, end of year	911	$411

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Cost of investments	$1,207,260	$642,500	$394,510	$144,818
Gross unrealized:
Appreciation	43,649	15,425	10,269	3,530
Depreciation	(13,901)	(11,316)	(948)	(813)
Net unrealized appreciation (depreciation) of investments	$29,748	$4,109	$9,321	$2,717

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Cost of investments	$781,759	$915,986	$803,458
Gross unrealized:
Appreciation	25,392	16,805	27,641
Depreciation	(1,566)	(3,212)	(13,089)
Net unrealized appreciation (depreciation) of investments	$23,826	$13,593	$14,552

Permanent differences, primarily due to tax equalization, treatment of notional principal contracts, paydown adjustments and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets at June 30, 2011, the Funds’ tax year-end, as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Capital paid-in	$—	$245	$—	$—
Undistributed (Over-distribution of) net investment income	(1,368)	—	(63)	226
Accumulated net realized gain (loss)	1,368	(245)	63	(226)

Nuveen Investments	165

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Capital paid-in	$—	$—	$—
Undistributed (Over-distribution of) net investment income	(526)	(419)	2,089
Accumulated net realized gain (loss)	526	419	(2,089)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2011, the Funds’ tax year end, were as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Undistributed net ordinary income*	$4,720	$3,615	$5,662	$227
Undistributed net long-term capital gains	—	1,923	—	—

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Undistributed net ordinary income*	$1,762	$2,756	$7,135
Undistributed net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2011 and June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Distributions from net ordinary income*	$45,496	$35,278	$3,516	$3,253
Distributions from net long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

2011	Intermediate Term Bond	Short Term Bond	Total Return Bond
Distributions from net ordinary income*	$24,425	$17,806	$28,967
Distributions from net long-term capital gains	—	—	—
Return of capital	—	—	—

2010	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Distributions from net ordinary income*	$67,866	$26,351	$3,582	$4,765
Distributions from net long-term capital gains	—	—	—	256
Return of capital	—	—	—	18

2010	Intermediate Term Bond	Short Term Bond	Total Return Bond
Distributions from net ordinary income*	$33,897	$18,434	$38,377
Distributions from net long-term capital gains	—	—	—
Return of capital	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

166	Nuveen Investments

At June 30, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Core Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Expiration:
June 30, 2014	$—	$—	$—	$—	$7,245	$—
June 30, 2015	—	1,565	—	—	7,433	—
June 30, 2016	—	953	—	—	—	—
June 30, 2017	—	4,724	10,454	—	839	20,481
June 30, 2018	8,450	2,807	—	1,697	2,980	37,557
Total	$8,450	$10,049	$10,454	$1,697	$18,497	$58,038

During the Funds’ tax year ended June 30, 2011, the Funds utilized their capital loss carryforwards as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Utilized capital loss carryforwards	$34,779	$23,650	$4,619	$1,465

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Utilized capital loss carryforwards	$18,351	$2,171	$20,821

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period July 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly advisory fee, on an annual basis, equal to each Fund’s average daily net assets as follows:

Fund
Core Bond	.50%
High Income Bond	.70
Inflation Protection Securities	.50
Intermediate Government Bond	.50
Intermediate Term Bond	.50
Short Term Bond	.50
Total Return Bond	.60

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Core Bond Fund-Level Fee Rate	High Income Bond Fund-Level Fee Rate	Inflation Protected Securities Fund-Level Fee Rate	Intermediate Government Bond Fund-Level Fee Rate	Intermediate Term Bond Fund-Level Fee Rate	Short Term Bond Fund-Level Fee Rate	Total Return Bond Fund-Level Fee Rate
For the first $125 million	.4500%	.6000%	.4500%	.4500%	.4500%	.3000%	.4500%
For the next $125 million	.4375	.5875	.4375	.4375	.4375	.2875	.4375
For the next $250 million	.4250	.5750	.4250	.4250	.4250	.2750	.4250
For the next $500 million	.4125	.5625	.4125	.4125	.4125	.2625	.4125
For the next $1 billion	.4000	.5500	.4000	.4000	.4000	.2500	.4000
For net assets over $2 billion	.3750	.5250	.3750	.3750	.3750	.2250	.3750

Nuveen Investments	167

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of June 30, 2011, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Core Bond	.2000%
High Income Bond	.1971
Inflation Protected Securities	.1924
Intermediate Government Bond	.1986
Intermediate Term Bond	.1997
Short Term Bond	.1975
Total Return Bond	.1982

The management fee compensates Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Effective January 1, 2011, Nuveen Fund Advisors has entered into sub-advisory agreements with the Sub-Adviser. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period July 1, 2010 through December 31, 2010, the Funds may have invested in related money market funds that were series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed each investing Fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Fund. This reimbursement, if any, is recognized as a component of “Expense Reimbursement” on the Statement of Operations and terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

During the period July 1, 2010 through December 31, 2010, FAF Advisors agreed to waive fees and reimburse other Fund expenses through June 30, 2011, so that total Fund operating expenses, as a percentage of each Fund’s average daily net assets, did not exceed the following amounts:

	Share Class
Fund	A	B	C	R(1)	Y(1)
Core Bond	.95%	1.70%	1.70%	1.20%	.70%
High Income Bond	1.10	1.85	1.85	1.35	.85
Inflation Protected Securities	.85	N/A	1.60	1.10	.60
Intermediate Government Bond	.75	N/A	1.60	1.10	.60
Intermediate Term Bond	.85	N/A	N/A	N/A	.70
Short Term Bond	.75	N/A	1.60	N/A	.60
Total Return Bond	.89	1.75	1.75	1.25	.75

N/A	– Not applicable; Fund did not offer Class B, C or R Shares during the period July 1, 2010 through December 31, 2010.
(1)	– Effective January 18, 2011, Class R Shares and Class Y shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

168	Nuveen Investments

Effective January 1, 2011, Nuveen Fund Advisors has contractually agreed to waive fees and reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Class A(1)	.95%	1.10%	.85%	.75%	.85%	.75%	.89%
Class B	1.70	1.85	N/A	N/A	N/A	N/A	1.75
Class C	1.70	1.85	1.60	1.60	1.70	1.60	1.75
Class R3(2)	1.20	1.35	1.10	1.10	N/A	N/A	1.25
Class I(2)	.70	.85	.60	.60	.70	.60	.75
Expiration Date	March 31, 2012	March 31, 2012	March 31, 2012	March 31, 2012	March 31, 2012	March 31, 2012	March 31, 2012

N/A	– Not applicable.
(1)

–  The Funds’ distributor, Nuveen Securities, LLC, has contractually agreed to limit Class A Share 12b-1 fees to 0.15% of average daily net assets through March 31, 2012, for Intermediate Government Bond, Intermediate Term Bond and Short Term Bond.

(2)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

During the period July 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select funds advised by Nuveen Fund Advisors.

Administration Fees

During the period July 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to the Funds’ pro rata share of an amount equal, on an annual basis, to .25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, .235% on the next $17 billion of the aggregate average daily net assets, .22% on the next $25 billion of the aggregate average daily net assets, and .20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Custodian Fees

U.S. Bank serves as the custodian for the Fund pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of .005% of average daily net assets. All fees are computed daily and paid monthly. Interest earned on un-invested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Distribution and Shareholder Servicing (12b-1) Fees

During the period July 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, the Funds paid Quasar a monthly distribution and/or

Nuveen Investments	169

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

shareholder servicing fee equal to an annual rate of .25% 1.00%, 1.00% and .50% of the Funds’ average daily net assets attributable to Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period July 1, 2010 through December 31, 2010, Quasar waived a portion of its 12b-1 fees for Class A Shares, limiting its fees to 0.15% of average daily net assets for Intermediate Government Bond, Intermediate Term Bond and Short Term Bond, respectively.

Effective January 1, 2011, the Funds entered into a distribution agreement with Nuveen Securities, LLC, who now serves as the Funds’ distributor. Under the new agreement, Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

Nuveen Securities, LLC has contractually agreed to limit its Class A Share 12b-1 fees to .15% of average daily net assets through March 31, 2012, for Intermediate Government Bond, Intermediate Term Bond and Short Term Bond.

During the fiscal year ended June 30, 2011, total distribution and service fees waived by Quasar and/or Nuveen Securities, LLC for the following Funds were as follows:

Fund	Amount
Intermediate Government Bond	$9
Intermediate Term Bond	13
Short Term Bond	44

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2011, Quasar and/or Nuveen Securities, LLC. collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Sales charges collected (Unaudited)	$30	$76	$72	$2
Paid to financial intermediaries (Unaudited)	28	69	67	2

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Sales charges collected (Unaudited)	$13	$46	$55
Paid to financial intermediaries (Unaudited)	11	41	50

Quasar and/or Nuveen Securities, LLC. also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2011, Quasar and/or Nuveen Securities, LLC. compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Commission advances (Unaudited)	$4	$17	$27	$1

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Commission advances (Unaudited)	$1	$17	$9

All 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase were retained by Quasar and/or Nuveen Securities, LLC. to compensate for commissions advanced to financial intermediaries. During the fiscal year ended June 30, 2011, Quasar and/or Nuveen Securities, LLC. retained such 12b-1 fees as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
12b-1 fees retained (Unaudited)	$82	$52	$49	$13

170	Nuveen Investments

	Intermediate Term Bond	Short Term Bond	Total Return Bond
12b-1 fees retained (Unaudited)	$11	$63	$88

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period July 1, 2010 through December 31, 2010, legal fees and expenses of $17 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges

During the period July 1, 2010 through January 17, 2011, Class A Shares of Intermediate Government Bond, Intermediate Term Bond and Short Term Bond were sold with an up-front sales charge of 2.25%. Class A Shares of Core Bond, High Income Bond, Inflation Protected Securities and Total Return Bond were sold with an up-front sales charge of 4.25%. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) for six years and automatically converted to Class A after eight years. Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) had no sales charge and were available to only certain retirement plans. Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to qualifying institutional investors and certain other qualifying accounts.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 4.25% for Core Bond, Inflation Protected Securities and Total Return Bond, 4.75% for High Income Bond, 3.00% for Intermediate Government Bond and Intermediate Term Bond and 2.25% for Short Term Bond. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at net asset value without an up-front sales charge. Class A Share purchases of the Funds may be subject to a CDSC if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% and for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 and Class I Shares are not subject to any sales charge and are offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Quasar and/or Nuveen Securities, LLC collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2011, as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
CDSC retained (Unaudited)	$1	$3	$2	$—

	Intermediate Term Bond	Short Term Bond	Total Return Bond
CDSC retained (Unaudited)	$—	$6	$4

8. Regulatory Settlement

On August 23, 2010, Core Bond, Intermediate Government Bond and Intermediate Term Bond received settlement payments from the SEC related to the BISYS Fair Fund Settlement. The settlement was paid to funds that had used BISYS from June 1999 through June 2004. The Mercantile Funds, which subsequently merged into Core Bond, Intermediate Bond and Intermediate Term Bond, had used BISYS as an administrator during this period. Because the settlement was for the overcharging of expenses to these Funds, the amounts are recognized as “Expense reimbursement from regulatory settlement” on the Statement of Operations.

9. Fund Mergers

Effective after the close of business on January 29, 2010, Intermediate Government Bond acquired the assets and assumed the liabilities of First American U.S. Government Mortgage Fund (“U.S. Government Mortgage”). Intermediate Government Bond was deemed to be the accounting survivor in the merger. Shareholders of U.S. Government Mortgage approved the merger on January 21, 2010.

The merger was accomplished by tax free exchanges as detailed below:

	Share Class
Intermediate Government Bond	A	B	C	R	Y	Total
Net assets of U.S. Government Mortgage	$10,604	$2,621	$2,023	$874	$81,335	$97,457
U.S. Government Mortgage shares exchanged	1,045	258	200	86	8,012	9,601
Intermediate Government Bond shares issued	1,538	—	235	102	9,456	11,331
Net assets of Intermediate Governement Bond immediately before the merger	8,063	—	1	1	87,606	95,671
Net assets of Intermediate Governement Bond immediately after the merger	21,289	—	2,024	875	168,940	193,128

Nuveen Investments	171

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

The components of U.S. Government Mortgage’s net assets prior to adjustments for any permanent book-to-tax differences at the merger date were as follows:

	Total Net Assets	Portfolio Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
U.S. Government Mortgage	$97,457	$111,558	$(474)	$(13,746)	$119

10. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

172	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	245
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

Nuveen Investments	173

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

174	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Securities, LLC and Funds Controller; Vice President of Nuveen; Certified Public Accountant.	245
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	245
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

Nuveen Investments	175

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

176	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010, stockholders of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the NAM Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be

Nuveen Investments	177

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies and, in most cases, the same portfolio management team. In light of the continuity of investment personnel in most cases (with respect to the Company’s funds in the aggregate), the Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement would not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Prior Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on Fund assets and Nuveen complex-wide assets. The Prior Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

178	Nuveen Investments

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

Nuveen Investments	179

Notes

180	Nuveen Investments

Notes

Nuveen Investments	181

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

The Barclays Capital Aggregate Bond Index: is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and out-standing par values of $150 million or more.

The Barclays Capital High-Yield 2% Issuer Capped Index: is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, tax-able corporate bond market.

The Barclays Capital U.S. TIPs Index: is an unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital Intermediate Government Bond Index: is an unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital Intermediate Government/Credit Bond Index: is an unmanaged index that measures the performance of U.S. dollar denominated U.S. Treasuries, government-rated and investment grade U.S. corporate fixed-rate, non-convertible securities having $250 million or more of outstanding face value and a remaining maturity of greater than or equal to 1 year and less than 10 years.

The Barclays Capital 1-3 Year Government/Credit Bond Index: is an unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Lipper High Current Yield Funds Category Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Category. The Category contained 483 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Intermediate Investment Grade Debt Funds Category Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate Investment Grade Debt Category. The Category contained 572 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Intermediate U.S. Government Funds Category Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Bond Category. The Category contained 73 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Short-Intermediate Investment Grade Debt Funds Category Average: Represents the average annualized returns for all reporting funds in the Lipper Short-Intermediate Investment Grade Debt Category. The Category contained 145 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Short Investment Grade Debt Funds Category Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Category. The Category contained 243 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Treasury Inflation Protected Securities Funds Category Average: Represents the average annualized returns for all reporting funds in the Lipper Treasury Inflation Protected Securities Category. The Category contained 156 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

182	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

U.S. Bancorp

Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

Long-Term Capital Gain Distributions: Nuveen High Income Bond Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), $244,442, or if greater the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2011.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	183

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

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Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FINC-0611D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that Ernst & Young LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended June 30, 2011 [5]	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Core Bond Fund	24,428	0	4,557	0
High Income Bond Fund	24,429	0	1,056	0
Intermediate Government Bond Fund	24,429	0	3,223	0
Inflation Protected Securities Fund	24,429	0	3,681	0
Intermediate Term Bond Fund	24,428	0	2,513	0
Short Term Bond Fund	24,428	0	4,265	0
Total Return Bond Fund	24,429	0	5,134	0

Total	$171,000	$0	$24,429	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Funds were acquired on December 31, 2010.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Core Bond Fund	0%	0%	0%	0%
High Income Bond Fund	0%	0%	0%	0%
Intermediate Government Bond Fund	0%	0%	0%	0%
Inflation Protected Securities Fund	0%	0%	0%	0%
Intermediate Term Bond Fund	0%	0%	0%	0%
Short Term Bond Fund	0%	0%	0%	0%
Total Return Bond Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Core Bond Fund	67,879	215	13,408	0
High Income Bond Fund	67,879	215	13,408	0
Intermediate Government Bond Fund	67,879	215	13,408	0
Inflation Protected Securities Fund	67,879	215	13,408	0
Intermediate Term Bond Fund	67,879	215	13,408	0
Short Term Bond Fund	67,879	215	13,408	0
Total Return Bond Fund	67,879	215	13,408	0

Total	$475,153	$1,505	$93,856	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Core Bond Fund	0%	0%	0%	0%
High Income Bond Fund	0%	0%	0%	0%
Intermediate Government Bond Fund	0%	0%	0%	0%
Inflation Protected Securities Fund	0%	0%	0%	0%
Intermediate Term Bond Fund	0%	0%	0%	0%
Short Term Bond Fund	0%	0%	0%	0%
Total Return Bond Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2011 [1]	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Core Bond Fund	4,557	0	0	4,557
High Income Bond Fund	1,056	0	0	1,056
Intermediate Government Bond Fund	3,223	0	0	3,223
Inflation Protected Securities Fund	3,681	0	0	3,681
Intermediate Term Bond Fund	2,513	0	0	2,513
Short Term Bond Fund	4,265	0	0	4,265
Total Return Bond Fund	5,134	0	0	5,134

Total	$24,429	$0	$0	$24,429

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Funds were acquired on December 31, 2010.

Fiscal Year Ended June 30, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Core Bond Fund	13,408	0	0	13,408
High Income Bond Fund	13,408	0	0	13,408
Intermediate Government Bond Fund	13,408	0	0	13,408
Inflation Protected Securities Fund	13,408	0	0	13,408
Intermediate Term Bond Fund	13,408	0	0	13,408
Short Term Bond Fund	13,408	0	0	13,408
Total Return Bond Fund	13,408	0	0	13,408

Total	$93,856	$0	$0	$93,856
“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date September 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date September 6, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date September 6, 2011